UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04719
                                                     ---------

                            The GAMCO Westwood Funds
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
        ----------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                           --------------

                      Date of fiscal year end: September 30
                                               ------------

                  Date of reporting period: September 30, 2007
                                            ------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                              GAMCO WESTWOOD FUNDS

                ----------------------------------------------
                             MIGHTY MITES(SM) FUND
                ----------------------------------------------

                ----------------------------------------------
                             EQUITY FUND
                ----------------------------------------------

                ----------------------------------------------
                             BALANCED FUND
                ----------------------------------------------

                ----------------------------------------------
                             INTERMEDIATE BOND FUND
                ----------------------------------------------

                ----------------------------------------------
                             SMALLCAP EQUITY FUND
                ----------------------------------------------

                ----------------------------------------------
                             INCOME FUND
                ----------------------------------------------

                                  ANNUAL REPORT

                               SEPTEMBER 30, 2007

                              GAMCO WESTWOOD FUNDS
                                   (UNAUDITED)

                                                                      CLASS AAA SHARES
                                              -----------------------------------------------------------------------
                                                       Average Annual Returns -- September 30, 2007 (a)

                                                                                                 Current
                                                                                                 Expense
                                                                                                Ratio after
                                                                                       Gross     Adviser      Maximum
                                                                            Since     Expense   Reimburse-     Sales
                                              1 Year   5 Year   10 Year   Inception    Ratio      ments       Charge
                                              -----------------------------------------------------------------------
Mighty Mites(SM) ...........................   23.93%  17.20%      N/A      14.50%      1.61%       1.61%      None
Equity .....................................   19.66   17.22      8.45%     12.37       1.54        1.54       None
Balanced ...................................   13.62   11.73      7.41      10.67       1.32        1.32       None
Intermediate Bond ..........................    3.67    2.59      4.78       5.64       1.53        1.00       None
SmallCap Equity ............................   21.22   15.15      5.11       8.66       2.02        1.50       None
Income .....................................    9.97   16.40     10.43      10.43       2.02        1.50       None

                                                                           CLASS A SHARES
                                              -----------------------------------------------------------------------
                                                       Average Annual Returns -- September 30, 2007 (a)(b)(e)

                                                                                                 Current
                                                                                                 Expense
                                                                                               Ratio after
                                                                                       Gross     Adviser      Maximum
                                                                            Since     Expense   Reimburse-     Sales
                                              1 Year   5 Year   10 Year   Inception    Ratio      ments       Charge
                                              -----------------------------------------------------------------------
Mighty Mites(SM) ...........................   18.81%  16.03%      N/A      13.84%      1.86%       1.86%      4.00%
Equity .....................................   14.68   15.98      7.73%     11.94       1.79        1.79       4.00
Balanced ...................................    8.72   10.57      6.70      10.12       1.57        1.57       4.00
Intermediate Bond ..........................   (0.48)   1.67      4.29       5.33       1.63        1.10       4.00
SmallCap Equity ............................   16.02   13.98      4.61       8.16       2.27        1.75       4.00
Income .....................................    5.37   15.18      9.81       9.82       2.27        1.75       4.00

                                                                           CLASS B SHARES
                                              -----------------------------------------------------------------------
                                                       Average Annual Returns -- September 30, 2007 (a)(c)(e)

                                                                                                 Current
                                                                                                 Expense
                                                                                               Ratio after
                                                                                       Gross     Adviser      Maximum
                                                                            Since     Expense   Reimburse-     Sales
                                              1 Year   5 Year   10 Year   Inception    Ratio      ments       Charge
                                              -----------------------------------------------------------------------
Mighty Mites(SM) ...........................   18.04%  16.11%      N/A      13.94%      2.36%       2.36%      5.00%
Equity .....................................   13.83   16.13      7.87%     12.01       2.29        2.29       5.00
Balanced ...................................    7.74   10.64      6.84      10.20       2.07        2.07       5.00
Intermediate Bond ..........................   (2.00)   1.47      4.25       5.30       2.28        1.75       5.00
SmallCap Equity ............................   15.37   14.10      4.63       8.18       2.77        2.25       5.00
Income .....................................    4.04   15.35     10.02      10.02       2.77        2.25       5.00

                                                                          CLASS C SHARES
                                              -----------------------------------------------------------------------
                                                       Average Annual Returns -- September 30, 2007 (a)(d)(e)

                                                                                                 Current
                                                                                                 Expense
                                                                                               Ratio after
                                                                                       Gross     Adviser      Maximum
                                                                            Since     Expense   Reimburse-     Sales
                                              1 Year   5 Year   10 Year   Inception    Ratio      ments       Charge
                                              -----------------------------------------------------------------------
Mighty Mites(SM) ...........................   22.17%  16.36%      N/A      13.96%      2.36%       2.36%      1.00%
Equity .....................................   17.83   16.37      7.87%     12.01       2.29        2.29       1.00
Balanced ...................................   11.68   10.92      6.88      10.23       2.07        2.07       1.00
Intermediate Bond ..........................    3.84    1.87      4.31       5.34       2.28        1.75       1.00
SmallCap Equity ............................   19.35   14.04      4.58       8.13       2.77        2.25       1.00
Income .....................................    8.13   15.74     10.10      10.10       2.77        2.25       1.00

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DISTRIBUTIONS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE INTERMEDIATE BOND, SMALLCAP EQUITY, AND INCOME FUNDS, THE ADVISER REIMBURSED EXPENSES TO LIMIT THE EXPENSE RATIO. HAD SUCH LIMITATIONS NOT BEEN IN PLACE, RETURNS WOULD HAVE BEEN LOWER. THE CONTRACTUAL EXPENSE LIMITATIONS ARE IN EFFECT THROUGH SEPTEMBER 30, 2008 AND ARE RENEWABLE ANNUALLY BY THE ADVISER. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

(b) INCLUDES THE EFFECT OF THE MAXIMUM 4.0% SALES CHARGE AT THE BEGINNING OF THE PERIOD.

(c) PERFORMANCE RESULTS INCLUDE THE DEFERRED SALES CHARGES FOR THE CLASS B SHARES UPON REDEMPTION AT THE END OF THE ONE YEAR AND FIVE YEAR PERIODS OF 5% AND 2%, RESPECTIVELY, OF THE FUND'S NET ASSET VALUES ("NAV") PER SHARE AT THE TIME OF PURCHASE OR SALE, WHICHEVER IS LOWER.

(d) PERFORMANCE RESULTS INCLUDE THE DEFERRED SALES CHARGE FOR THE CLASS C SHARES UPON REDEMPTION AT THE END OF THE ONE YEAR PERIOD OF 1% OF THE FUND'S NAV PER SHARE AT THE TIME OF PURCHASE OR SALE, WHICHEVER IS LOWER.

(e) THE PERFORMANCE OF THE CLASS AAA SHARES IS USED TO CALCULATE PERFORMANCE FOR THE PERIODS PRIOR TO THE ISSUANCE OF CLASS A SHARES, CLASS B SHARES, AND CLASS C SHARES. THE PERFORMANCE FOR THE CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER DUE TO THE ADDITIONAL EXPENSES ASSOCIATED WITH THESE CLASSES OF SHARES. THE INCEPTION DATES FOR THE CLASS AAA SHARES AND THE INITIAL ISSUANCE DATES FOR THE CLASS A SHARES, CLASS B SHARES, AND CLASS C SHARES AFTER WHICH SHARES REMAINED CONTINUOUSLY OUTSTANDING ARE LISTED BELOW.

                             Class AAA Shares   Class A Shares   Class B Shares   Class C Shares
                             ----------------   --------------   --------------   --------------
Mighty Mites(SM) ............     05/11/98          11/26/01         06/06/01         08/03/01
Equity ......................     01/02/87          01/28/94         03/27/01         02/13/01
Balanced ....................     10/01/91          04/06/93         03/27/01         09/25/01
Intermediate Bond ...........     10/01/91          07/26/01         03/27/01         10/22/01
SmallCap Equity .............     04/15/97          11/26/01         03/27/01         11/26/01
Income ......................     09/30/97          05/09/01         11/26/01         11/26/01

--------------------------------------------------------------------------------
We have separated the portfolio managers' commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers' commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.
--------------------------------------------------------------------------------

PERFORMANCE DISCUSSION

MIGHTY MITES(SM) FUND

      The GAMCO Westwood Mighty Mites(SM) Fund's Class AAA Shares' total return for the twelve months ended September 30, 2007 was 23.93% versus the Russell 2000 Index, the Russell Microcap(TM) Index, and the Lipper Small Cap Value Fund Average returns of 12.34%, 9.68%, and 9.77%, respectively.

      For the fiscal year ended September 30, 2007 the top contributors were:

      o Epoch Holding Corporation (4.8% of net assets at September 30, 2007) is a financial services company that continued its rapid growth of assets under management, up 84% to $6 billion.

      o IntriCon Corporation (1.6%) makes micro-miniature components for hearing aids, such as volume controls and microphones. Sales grew 26% in the first half of 2007. IntriCon is part of our "aging of the population" theme.

      o Sonic Innovations Inc. (1.1%) manufactures digital hearing aids and is another "aging of the population" stock.

      o Haulotte Group (1.8%) manufactures aerial work platforms, telescopic handlers, cranes and loaders, and is benefiting from a worldwide infrastructure boom.

      o Jungheinrich (1.4%) makes material handling equipment for the warehousing and material flow engineering sectors. The company is posting strong growth in orders and sales.

      The biggest detractors were:

      o MGP Ingredients Inc. (0.3%) produces ingredients such as specialty wheat starches and proteins for food products, food grade alcohol, and ethanol. The stock had been riding high as a play on ethanol. It took a hit during the year as ethanol prices declined due to oversupply just as corn prices rose significantly.

      o Seacoast Banking Corp. of Florida saw its stock price decline amid the continued softening of the residential real estate market in Southern Florida.

      o Baldwin Technology Co. Inc. (1.2%) makes process automation equipment for the printing and publishing industry. Business is strong, and the company should benefit from continued global growth in this industry, particularly overseas.

      o Sonesta International Hotels Corporation (1.7%) operates 21 hotels in Boston, Miami, New Orleans, Egypt, Brazil, Peru, and St. Maarten as well as five Nile cruises. Sonesta's existing hotel pipeline includes properties in Orlando, Qatar, and Mexico. On June 4, 2007, Sonesta retained an investment bank to assist in enhancing shareholder value. The timing was unfortunate, as credit market turmoil this summer made LBO firms seem less likely acquirers of Sonesta.

      Overall, micro cap stocks outperformed the general stock market in the first half of the past twelve months and were at par with large cap stocks in the quarter ended June 30. In the final quarter of the fiscal year, the broader market staged a stronger comeback than did micro cap stocks. We believe this is due to investors seeking a perceived safe haven in what many believe may have been the eye of the credit storm.

--------------------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2007 (a)

                                                                                                   SINCE
                                                           YEAR TO                               INCEPTION
                                                 QUARTER     DATE     1 YEAR   3 YEAR   5 YEAR   (5/11/98)
                                                 -------   -------   -------   ------   ------   ---------
MIGHTY MITES(SM) FUND CLASS AAA ............     (1.56)%    12.32%     23.93%   17.59%   17.20%   14.50%
Russell Microcap (TM) Index ................     (4.61)     (0.53)      9.68    11.15    19.46      N/A(b)
Russell 2000 Index .........................     (3.09)      3.16      12.34    13.36    18.75     7.01
Lipper Small Cap Value Fund Average ........     (6.18)      1.05       9.77    12.14    17.81     8.72

THE FUND'S EXPENSE RATIO IS 1.61% IN THE CURRENT PROSPECTUS. THE FUND'S CLASS AAA SHARES DO NOT HAVE A SALES CHARGE.

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DISTRIBUTIONS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISER REIMBURSED EXPENSES IN PRIOR YEARS TO LIMIT THE EXPENSE RATIO. HAD SUCH LIMITATION NOT BEEN IN PLACE, RETURNS WOULD HAVE BEEN
      LOWER. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. SEE PAGE 2 FOR
      FURTHER  DETAILS  ABOUT   ADDITIONAL   CLASSES  OF  SHARES.

      THE RUSSELL MICROCAP(TM) INDEX AND THE RUSSELL 2000 INDEX ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE, WHILE THE LIPPER SMALL CAP VALUE FUND AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. INVESTING IN SMALL CAPITALIZATION SECURITIES INVOLVES SPECIAL CHALLENGES BECAUSE THESE SECURITIES MAY TRADE LESS FREQUENTLY AND EXPERIENCE MORE ABRUPT PRICE MOVEMENTS THAN LARGE CAPITALIZATION SECURITIES. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b)   INCEPTION DATE FOR THE RUSSELL MICROCAP(TM) INDEX IS JULY 1, 2000.

--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
          THE MIGHTY MITES(SM) FUND CLASS AAA, THE RUSSELL 2000 INDEX,
                 AND THE RUSSELL MICROCAP(TM) INDEX (Unaudited)

---------------------------------------------------
            Average Annual Total Return*
---------------------------------------------------
            1 Year   3 Year   5 Year   Life of Fund
            ------   ------   ------   ------------
Class AAA   23.93%   17.59%   17.20%      14.50%
---------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Mighty Mites(SM)    Russell 2000   Russell Microcap(TM)
   Date                Fund (Class AAA)        Index             Index**
 5/11/1998                 $ 10,000          $ 10,000           $  10,000
 9/30/1998                 $  9,700          $  7,660
 9/30/1999                 $ 13,018          $  9,121
 9/30/2000                 $ 16,010          $ 11,254           $  15,750
 9/30/2001                 $ 15,567          $  8,867           $  13,359
 9/30/2002                 $ 16,128          $  8,042           $  12,594
 9/30/2003                 $ 19,314          $ 10,978           $  19,443
 9/30/2004                 $ 21,915          $ 13,039           $  22,185
 9/30/2005                 $ 26,391          $ 15,395           $  26,067
 9/30/2006                 $ 28,755          $ 16,922           $  28,035
 9/30/2007                 $ 35,636          $ 19,010           $  30,749

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

** The Russell Microcap(TM) Index inception date is July 1, 2000 and the value of the Index prior to July 1, 2000 is that of the Mighty Mites(SM) Fund (Class AAA).

EQUITY FUND

      For the twelve months ended September 30, 2007, the GAMCO Westwood Equity Fund's Class AAA Shares posted a return of 19.66% and the Standard & Poor's ("S&P") 500 Index and the Lipper Large Cap Value Fund Average had returns of 16.78% and 14.63%, respectively.

      During the fiscal year, both stock selection and overweight positions in the highest performing S&P 500 sectors contributed to strong outperformance by the Fund. Contributing the most were the Energy and Materials & Processing sectors of the Fund, which were the two top performing sectors in the S&P 500. The Fund benefited from being overweight in Energy and from receiving strong performance out of Marathon Oil Corp. (2.4% of net assets as of September 30, 2007), McDermott International Inc. (1.3%), ConocoPhillips (2.5%), and Murphy Oil Corp. (2.6%).

      The other two top contributing  stocks were from Materials and Processing:
Freeport-McMoRan Copper & Gold Inc. (2.4%) and Phelps Dodge Corp. Phelps Dodge, which had led performance in 2006, was targeted for acquisition by Freeport-McMoRan, and sold out of the Fund on the subsequent run up in price. In analyzing Freeport-McMoRan post-acquisition, we perceived a strongly managed and well diversified metals company with significant free cash flow generation and the capability to pay off deal related debt sooner than was expected by the market. After purchase for the Fund, it has led performance in 2007. Contributing the least to Fund performance was the Technology sector, led by Motorola, which was sold after reporting disappointing earnings and margin trends.

--------------------------------------------------------------------------------

               AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2007*

                                                                                                                        SINCE
                                                   YEAR TO                                                            INCEPTION
                                         QUARTER     DATE    1 YEAR   3 YEAR   5 YEAR   10 YEAR   15 YEAR   20 YEAR    (1/2/87)
                                         -------   -------   ------   ------   ------   -------   -------   -------   ---------
EQUITY FUND CLASS AAA.................     2.68%    12.77%   19.66%   17.66%   17.22%    8.45%     13.39%    11.32%     12.37%
S&P 500 Index ........................     2.33      9.45    16.78    13.24    15.51     6.60      11.12     10.59      11.83
Lipper Large Cap Value Fund Average ..    (0.02)     7.17    14.63    13.47    15.95     6.77      11.26     10.61      11.36

THE FUND'S EXPENSE RATIO IS 1.54% IN THE CURRENT PROSPECTUS. THE FUND'S CLASS AAA SHARES DO NOT HAVE A SALES CHARGE.

* RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. SEE PAGE 2 FOR FURTHER DETAILS ABOUT ADDITIONAL CLASSES OF SHARES. THE S&P 500 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE. THE LIPPER LARGE CAP VALUE FUND AVERAGE
      REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE EQUITY FUND CLASS AAA AND THE S&P 500 INDEX (Unaudited)

----------------------------------------------------
            Average Annual Total Return*
----------------------------------------------------
            1 Year   5 Year   10 Year   Life of Fund
            ------   ------   -------   ------------
Class AAA   19.66%   17.22%    8.45%       12.37%
----------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   Date                 Equity Fund (Class AAA)             S&P 500 Index
   1/2/87                     $   10,000                     $   10,000
  9/30/87                     $   13,148                     $   13,585
  9/30/88                     $   11,779                     $   11,902
  9/30/89                     $   15,323                     $   15,823
  9/30/90                     $   13,700                     $   14,361
  9/30/91                     $   16,386                     $   18,826
  9/30/92                     $   17,068                     $   20,905
  9/30/93                     $   20,509                     $   23,616
  9/30/94                     $   22,384                     $   24,485
  9/30/95                     $   28,170                     $   31,760
  9/30/96                     $   35,742                     $   38,213
  9/30/97                     $   49,899                     $   53,663
  9/30/98                     $   49,185                     $   58,536
  9/30/99                     $   58,909                     $   74,803
  9/30/00                     $   70,273                     $   84,729
  9/30/01                     $   59,809                     $   62,183
  9/30/02                     $   50,754                     $   49,454
  9/30/03                     $   58,413                     $   61,506
  9/30/04                     $   68,974                     $   70,030
  9/30/05                     $   82,796                     $   78,609
  9/30/06                     $   93,883                     $   87,083
  9/30/07                     $  112,340                     $  101,696

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

BALANCED FUND

      For the twelve months ended September 30, 2007, the GAMCO Westwood Balanced Fund's Class AAA Shares posted a return of 13.62% while the balanced benchmark which is comprised of 60% of the S&P 500 Stock Index and 40% of the Lehman Brothers Government/Corporate Bond Index (the "Lehman Index") returned 12.10%, the Lehman Index returned 5.08%, and the Lipper Mixed-Asset Target Allocation Moderate Fund returned 11.68%.

      During the fiscal year, both stock selection and overweight positions in the highest performing S&P 500 sectors contributed to strong outperformance by the Fund. Contributing the most were the Energy and Materials & Processing sectors of the Fund, which were the two top performing sectors in the S&P 500. The Fund benefited from being overweight in Energy and from receiving strong performance out of Marathon Oil Corp. (1.4% of net assets as of September 30, 2007), McDermott International Inc. (0.8%), ConocoPhillips (1.5%), and Murphy Oil Corp. (1.6%).

      The other two top contributing  stocks were from Materials and Processing:
Freeport-McMoRan Copper & Gold Inc. (1.5%) and Phelps Dodge Corp. Phelps Dodge, which had led performance in 2006, was targeted for acquisition by Freeport-McMoRan, and sold out of the Fund on the subsequent run up in price. In analyzing Freeport-McMoRan post-acquisition, we perceived a strongly managed and well diversified metals company with significant free cash flow generation and the capability to pay off deal related debt sooner than was expected by the market. After purchase for the Fund, it has led performance in 2007. Contributing the least to Fund performance was the Technology sector, led by Motorola, which was sold after reporting disappointing earnings and margin trends.

      The Fund is designed to provide exposure to equities with reduced overall risk through investment in short-to-intermediate fixed income securities. The bond portion typically invests in high quality notes with lower interest rate sensitivity than the typical bond index, with the objective of dampening the volatility of equity holdings. Top contributing fixed income holdings included Treasury notes maturing in 2008 (5.3% of net assets as of September 30, 2007), 2014 (1.4%), and 2015 (2.2%), as well as a Freddie Mac 7 year note (1.3%) and a floating rate note issued by independent exploration and production company Anadarko (0.6%).

      As many shareholders know, Westwood's analysis of the capital markets (cash, bonds, and stocks) provides a risk-reward framework that is the foundation of asset allocation decisions within the Balanced Fund. During the fiscal year the significant market move prior to the easing of fed funds provided an opportunity to adjust allocations among stocks, bonds, and cash toward a neutral position. Treasury bonds had previously rallied from the flight to quality while stocks had faded during the credit crunch.

--------------------------------------------------------------------------------

               AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2007*

                                                                                                                   SINCE
                                                        YEAR TO                                                  INCEPTION
                                              QUARTER     DATE    1 YEAR   3 YEAR   5 YEAR   10 YEAR   15 YEAR   (10/1/91)
                                              -------   -------   ------   ------   ------   -------   -------   ---------
BALANCED FUND CLASS AAA ...................     2.80%    9.38%    13.62%   12.07%   11.73%    7.41%     10.85%     10.67%

S&P 500 Index .............................     2.33     9.45     16.78    13.24    15.51     6.60      11.12      11.12
60% S&P 500 and 40% Lehman Indices ........     2.60     7.27     12.10     9.41    10.97     6.37       9.20       9.37
Lehman Bros. Gov't./Corporate Bond Index ..     3.01     4.00      5.08     3.66     4.16     6.03       6.33       6.75
Lipper Mixed-Asset Target Allocation
   Moderate Fund ..........................     1.72     6.62     11.68     9.46    10.96     5.55       8.38       8.54

THE FUND'S EXPENSE RATIO IS 1.32% IN THE CURRENT PROSPECTUS. THE FUND'S CLASS AAA SHARES DO NOT HAVE A SALES CHARGE.

* RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISER REIMBURSED EXPENSES IN YEARS PRIOR TO 1998 TO LIMIT THE EXPENSE RATIO. HAD SUCH LIMITATION NOT BEEN IN PLACE, RETURNS WOULD HAVE BEEN
      LOWER. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. SEE PAGE 2 FOR FURTHER DETAILS ABOUT ADDITIONAL CLASSES OF SHARES. THE S&P 500 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS A MARKET VALUE WEIGHTED INDEX THAT TRACKS THE TOTAL RETURN PERFORMANCE OF FIXED RATE, PUBLICLY PLACED, DOLLAR DENOMINATED OBLIGATIONS. THE LIPPER MIXED-ASSET TARGET ALLOCATION MODERATE FUND AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BALANCED FUND CLASS
  AAA, THE S&P 500 INDEX, THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX,
             AND A COMPOSITE OF 60% OF THE S&P 500 INDEX AND 40% OF
         THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX (Unaudited)

----------------------------------------------------
            Average Annual Total Return*
----------------------------------------------------
            1 Year   5 Year   10 Year   Life of Fund
            ------   ------   -------   ------------
Class AAA   13.62%   11.73%   7.41%        10.67%
----------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               60% S&P 500 and 40%
                                 Lehman Brothers                     Lehman Brothers
             Balanced Fund    Government/Corporate                      Government/
   Date       (Class AAA)         Bond Indices      S&P 500 Index  Corporate Bond Index
 10/1/1991     $  10,000          $  10,000           $  10,000          $ 10,000
   9/30/92     $  10,797          $  11,192           $  11,104          $ 11,323
   9/30/93     $  12,622          $  12,575           $  12,544          $ 12,618
   9/30/94     $  13,291          $  12,644           $  13,006          $ 12,096
   9/30/95     $  16,212          $  15,624           $  16,870          $ 13,832
   9/30/96     $  19,297          $  17,810           $  20,298          $ 14,454
   9/30/97     $  24,762          $  22,814           $  28,504          $ 15,842
   9/30/98     $  25,460          $  25,229           $  31,092          $ 17,876
   9/30/99     $  28,658          $  29,272           $  39,733          $ 17,586
   9/30/00     $  32,495          $  32,392           $  45,006          $ 18,772
   9/30/01     $  30,620          $  28,926           $  33,030          $ 21,244
   9/30/02     $  29,062          $  26,439           $  26,268          $ 23,200
   9/30/03     $  32,325          $  30,994           $  32,670          $ 24,711
   9/30/04     $  35,956          $  33,984           $  37,198          $ 25,534
   9/30/05     $  40,591          $  36,833           $  41,755          $ 26,192
   9/30/06     $  44,556          $  39,705           $  46,256          $ 27,064
   9/30/07     $  50,625          $  44,510           $  54,018          $ 28,439

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERMEDIATE BOND FUND

      For the twelve months ended September 30, 2007, the GAMCO Westwood Intermediate Bond Fund's Class AAA Shares posted, net of all fees and expenses, a return of 3.67%, the Lehman Brothers Government/Corporate Bond Index returned 5.08%, and the Lipper Intermediate Investment Grade Debt Fund Average returned 4.14% for the same period.

      Across the maturity spectrum, Treasury yields ended the fiscal year below 5%. However, unlike the start of the fiscal year, the yield curve was steeper and generally lower, reflecting the summer flight to quality in shorter maturity Treasuries. Short-maturity yields were at or below 4.00%; the five year note ended at 4.22%, down from 4.58% one year earlier. Yields for maturities 10 years and longer ended near their starting points, with the 30 year Treasury yield 0.07% higher at 4.83%.

      While investors piled into Treasuries during the third quarter of 2007, other debt experienced spread widening as risk was repriced in all markets. Government holdings in the Lehman Brothers Government/Corporate Bond Index returned 5.63%, led by 3-7 year maturities; U.S. credit holdings returned only 4.28% for the fiscal year, led by 1-3 year maturities. The Fund was underweighted in Treasury debt and earned a lower return. Mortgage-backed securities other than Ginnie Maes underperformed the index. However, the Fund's overweight credit segment earned a return 0.50% above that of the index, reflecting our preference for debt of high quality companies. Security selection in the government agency sector also contributed positively.

      Top contributing securities included a financial note (Goldman Sachs Group 6.65% due 05-15-09) (3.2% of net assets as of September 30, 2007), an industrial note (Hewlett-Packard Co. 3.625% due 03-15-08) (3.4%), Treasuries maturing in 2014 (2.9%) and 2015 (3.1%), and top performing floating rate note (Anadarko Petroleum Corp. 6.094% due 09-15-09) (2.1%). Detracting from performance was SLM Corp. 5.45% due 04-25-11 (2.0%); the prospects of being taken private remained in the news.

--------------------------------------------------------------------------------

               AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2007*

                                                                                                                   SINCE
                                                        YEAR TO                                                  INCEPTION
                                              QUARTER     DATE    1 YEAR   3 YEAR   5 YEAR   10 YEAR   15 YEAR   (10/1/91)
                                              -------   -------   ------   ------   ------   -------   -------   ---------
INTERMEDIATE BOND FUND CLASS AAA ..........     2.47%     2.92%    3.67%    2.73%    2.59%     4.78%     5.23%      5.64%

Lehman Bros. Gov't./Corporate Bond Index ..     3.01      4.00     5.08     3.66     4.16      6.03      6.33       6.75
Lipper Intermediate Investment Grade
   Debt Fund Average ......................     2.18      2.81     4.14     3.27     3.87      5.20      5.82       6.36

THE FUND'S GROSS EXPENSE RATIO IS 1.53% IN THE CURRENT PROSPECTUS. THE NET EXPENSE RATIO IS 1.00%, AFTER CONTRACTUAL REIMBURSEMENTS BY THE ADVISER IN PLACE THROUGH SEPTEMBER 30, 2008. THE FUND'S CLASS AAA SHARES DO NOT HAVE A SALES CHARGE.

* RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DISTRIBUTIONS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISER REIMBURSED EXPENSES TO LIMIT THE EXPENSE RATIO. HAD SUCH LIMITATION NOT BEEN IN PLACE, RETURNS WOULD HAVE BEEN LOWER. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. SEE PAGE 2 FOR FURTHER DETAILS ABOUT ADDITIONAL CLASSES OF SHARES. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS A MARKET VALUE WEIGHTED INDEX THAT TRACKS THE PERFORMANCE OF FIXED RATE, PUBLICLY PLACED, DOLLAR DENOMINATED OBLIGATIONS, WHILE THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUND AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                      INTERMEDIATE BOND FUND CLASS AAA AND
         THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX (Unaudited)

----------------------------------------------------
            Average Annual Total Return*
----------------------------------------------------
            1 Year   5 Year   10 Year   Life of Fund
            ------   ------   -------   ------------
Class AAA    3.67%    2.59%    4.78%       5.64%
----------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                     Lehman Brothers
                        Intermediate Bond Fund     Government/Corporate
   Date                       (Class AAA)               Bond Index
 10/1/1991                      $ 10,000                 $ 10,000
   9/30/92                      $ 11,186                 $ 11,323
   9/30/93                      $ 12,331                 $ 12,618
   9/30/94                      $ 11,658                 $ 12,096
   9/30/95                      $ 12,956                 $ 13,832
   9/30/96                      $ 13,539                 $ 14,454
   9/30/97                      $ 15,077                 $ 15,842
   9/30/98                      $ 16,612                 $ 17,876
   9/30/99                      $ 16,218                 $ 17,586
   9/30/00                      $ 17,256                 $ 18,772
   9/30/01                      $ 19,442                 $ 21,244
   9/30/02                      $ 21,172                 $ 23,200
   9/30/03                      $ 21,772                 $ 24,711
   9/30/04                      $ 22,194                 $ 25,534
   9/30/05                      $ 22,571                 $ 26,192
   9/30/06                      $ 23,203                 $ 27,064
   9/30/07                      $ 24,055                 $ 28,439

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALLCAP EQUITY FUND*

      For the twelve months ended September 30, 2007, the GAMCO Westwood SmallCap Equity Fund's Class AAA Shares produced a return of 21.22% versus the 12.34% return of the Russell 2000 Index, 18.94% for the Russell 2000 Growth Index, and 21.55% for the Lipper Small Cap Growth Fund Average.

      During the past year the Fund had several investments that added to the overall performance. Genco Shipping and Trading Ltd. (2.9% of net assets as of September 30, 2007), Oil States International Inc. (2.8%), and Layne Christianson were the top performing stocks in the portfolio. Genco Shipping is benefiting from a favorable supply/demand balance and improved pricing in the dry bulk industry. Oil States and Layne Christianson both serve the oil and gas market, which has recently experienced high prices, surging demand, and strong utilization trends. In addition, Layne has participated in the long-term growth of the water infrastructure industry because of its water well drilling operation and infrastructure contractor division.

      The portfolio had its share of disappointments during the year, the biggest being Children's Place. Children's Place is a specialty retailer of apparel and accessories for children aged 0 to 12 years old. Over the past several quarters, Children's Place has been plagued with poor fashion execution, high inventory leads, and productivity challenges at the recently acquired Disney Store chain. Although significant upscale potential exists with their operating margins, high management turnover and a large capital expenditure program were of great concern to us so we sold our investment.

--------------------------------------------------------------------------------

               AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2007**

                                                                                                         SINCE
                                                        YEAR TO                                        INCEPTION
                                              QUARTER     DATE    1 YEAR   3 YEAR   5 YEAR   10 YEAR   (4/15/97)
                                              -------   -------   ------   ------   ------   -------   ---------
SMALLCAP EQUITY FUND CLASS AAA ............    (2.35)%    8.54%    21.22%   18.64%   15.15%    5.11%      8.66%
Russell 2000 Index ........................    (3.09)     3.16     12.34    13.36    18.75     7.22       6.95
Russell 2000 Growth Index .................     0.02      9.35     18.94    14.10    18.70     3.65       6.83
Lipper Small Cap Growth Fund Average ......     1.22     12.34     21.55    14.46    17.34     7.04      10.56

THE FUND'S GROSS EXPENSE RATIO IS 2.02% IN THE CURRENT PROSPECTUS. THE NET EXPENSE RATIO IS 1.50%, AFTER CONTRACTUAL REIMBURSEMENTS BY THE ADVISER IN PLACE THROUGH SEPTEMBER 30, 2008. THE FUND'S CLASS AAA SHARES DO NOT HAVE A SALES CHARGE.

 * GABELLI ADVISERS, INC. ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITIES ON JULY 1, 2007 FROM WESTWOOD MANAGEMENT CORPORATION, THE SUB-ADVISER.

** RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISER REIMBURSED EXPENSES TO LIMIT THE EXPENSE RATIO. HAD SUCH
      LIMITATION NOT BEEN IN PLACE, RETURNS WOULD HAVE BEEN LOWER. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. SEE PAGE 2 FOR FURTHER DETAILS ABOUT ADDITIONAL CLASSES OF SHARES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF THE 2,000 SMALLEST COMMON STOCKS IN THE RUSSELL 3000 INDEX, WHICH CONTAINS THE 3,000 LARGEST STOCKS IN THE U.S. BASED ON TOTAL MARKET CAPITALIZATION WHILE THE LIPPER SMALL CAP GROWTH FUND AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. INVESTING IN SMALL CAPITALIZATION SECURITIES INVOLVES SPECIAL CHALLENGES BECAUSE THESE SECURITIES MAY TRADE LESS FREQUENTLY AND
      EXPERIENCE MORE ABRUPT PRICE MOVEMENTS THAN LARGE CAPITALIZATION SECURITIES. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
    THE SMALLCAP EQUITY FUND CLASS AAA AND THE RUSSELL 2000 INDEX (Unaudited)

-------------------------------------------------------------
            Average Annual Total Return*
-------------------------------------------------------------
            1 Year   3 Year   5 Year   10 Year   Life of Fund
            ------   ------   ------   -------   ------------
Class AAA   21.22%   18.64%   15.15%     5.11%      8.66%
-------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               SmallCap Equity Fund     Russell 2000
  Date             (Class AAA)              Index
 4/15/1997          $  10,000             $ 10,000
 9/30/1997          $  14,480             $ 13,410
 9/30/1998          $  11,923             $ 10,859
 9/30/1999          $  18,950             $ 12,930
 9/30/2000          $  24,512             $ 15,955
 9/30/2001          $  13,930             $ 12,571
 9/30/2002          $  11,777             $ 11,402
 9/30/2003          $  12,861             $ 15,563
 9/30/2004          $  14,276             $ 18,484
 9/30/2005          $  17,751             $ 21,825
 9/30/2006          $  19,670             $ 23,990
 9/30/2007          $  23,843             $ 26,950

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INCOME FUND*

      For the twelve months ended September 30, 2007, the GAMCO Westwood Income Fund's Class AAA Shares produced a return of 9.97%, net of all fees and expenses, versus the 8.10% return of a stock/bond blend comprised of a 25% blend of each of the 10 Year Treasury Note Index, the 3 Month Treasury Bill Index, the S&P 500 Index, the NAREIT Composite REIT Index, and the 15.59% return for the Lipper Equity Income Fund Average. The Westwood Income Fund (formerly Realty
Fund) was transitioned from a realty focus to a broader income focus. We had been continuing to rebalance the Fund, which held assets as of June 30th when we took over management, in cash, stocks, and real estate investment trusts, bonds, and preferred stocks.

      The transition of the Fund is now complete, and going forward the Fund will be managed with the objective of providing current income as well as capital appreciation. As of September 30th the Fund had 52% invested in common stocks, 15% in bonds, 22% in preferred stocks, and 11% in cash and cash equivalents. Going forward, the Fund will generally hold between 50% and 70% in stocks, with the balance in bonds and preferred stocks. The common stock portion of the Fund will generally be invested in higher yielding stocks, but the individual stocks will be purchased with a total return objective, which will consist of capital appreciation potential, a high dividend yield, or a combination of the two. Going forward, the Fund will use a simple benchmark index of 50% common stocks as represented by the S&P 500 and 50% 10 Year Treasury Note Index. As part of our total return focus, in the last quarter we purchased positions in the common stocks of Chevron Corp., ConocoPhillips, Microsoft Corp., Halliburton Co., Pfizer Inc., and Intel Corp., among others, which we believe have good total return opportunity through their dividends and potential price appreciation.

--------------------------------------------------------------------------------

               AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2007**

                                                                                                         SINCE
                                                        YEAR TO                                        INCEPTION
                                              QUARTER     DATE    1 YEAR   3 YEAR   5 YEAR   10 YEAR   (9/30/97)
                                              -------   -------   ------   ------   ------   -------   ---------
INCOME FUND CLASS AAA ......................   (0.79)%    4.24%     9.97%   12.41%   16.40%    10.43%    10.43%

Blended Index*** ...........................    2.74      3.54      8.10     9.74    10.64      7.00      7.00
10 Year Treasury Note Index ................    4.72      4.27      4.71     2.61     2.61      5.41      5.41
3 Month Treasury Bill Index ................    1.34      3.91      5.22     4.11     2.94      3.79      3.79
S&P 500 Index ..............................    2.33      9.45     16.78    13.24    15.51      6.60      6.60
NAREIT Composite REIT Index ................    2.59     (3.46)     5.68    19.00    21.52     12.19     12.19
Lipper Equity Income Fund Average ..........    0.71      8.12     15.59    13.92    15.79      7.50      7.50

THE FUND'S GROSS EXPENSE RATIO IS 2.02% IN THE CURRENT PROSPECTUS. THE NET EXPENSE RATIO IS 1.50%, AFTER CONTRACTUAL REIMBURSEMENTS BY THE ADVISER IN PLACE THROUGH SEPTEMBER 30, 2008. THE FUND'S CLASS AAA SHARES DO NOT HAVE A SALES CHARGE.

  * GABELLI ADVISERS, INC. ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITIES ON JULY 1, 2007 FROM WESTWOOD MANAGEMENT CORPORATION, THE SUB-ADVISER.

 ** RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DISTRIBUTIONS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISER REIMBURSED EXPENSES TO LIMIT THE EXPENSE RATIO. HAD SUCH LIMITATION NOT BEEN IN PLACE, RETURNS WOULD HAVE BEEN LOWER. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. SEE PAGE 2 FOR FURTHER DETAILS ABOUT ADDITIONAL CLASSES OF SHARES. THE STANDARD & POOR'S ("S&P") 500 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE. THE 3 MONTH TREASURY BILL INDEX AND THE 10 YEAR TREASURY NOTE INDEX ARE BOTH UNMANAGED INDICES TRACKING SHORT-TERM U.S. TREASURY SECURITIES WITH A THREE MONTH MATURITY AND U.S. TREASURY NOTES WITH A 10 YEAR MATURITY, RESPECTIVELY. THE NAREIT COMPOSITE REIT INDEX IS A MARKET CAPITALIZATION WEIGHTED UNMANAGED INDEX OF CERTAIN EXCHANGE LISTED TAX-QUALIFIED REITS. INVESTING IN REAL ESTATE RELATED SECURITIES INVOLVES SPECIAL RISKS ASSOCIATED WITH GENERAL OR LOCAL ECONOMIC CONDITIONS, OVERBUILDING AND CHANGES IN ZONING, OR THAT THE REAL ESTATE MARKET WILL UNDERPERFORM THE STOCK MARKET GENERALLY. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

***   THE BLENDED INDEX  CONSISTS OF A 25% BLEND OF EACH OF THE 10 YEAR TREASURY
      NOTE INDEX, THE 3 MONTH TREASURY BILL INDEX, THE S&P 500 INDEX, AND THE NAREIT COMPOSITE REIT INDEX.

--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                THE INCOME FUND CLASS AAA, THE S&P 500 INDEX, AND
       THE NATIONAL ASSOCIATION OF REITS COMPOSITE REIT INDEX (Unaudited)

-----------------------------------------------
            Average Annual Total Return*
-----------------------------------------------
            1 Year   3 Year   5 Year   10 Year
            ------   ------   ------   -------
Class AAA    9.97%   12.41%   16.40%    10.43%
-----------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                                                                                    Lipper Equity
             Income Fund                   10 Year Treasury  3 Month Treasury                    NAREIT Composite       Income
  Date       (Class AAA)   Blended Index      Note Index        Bill Index       S&P 500 Index      REIT Index       Fund Average
9/30/1997     $ 10,000       $ 10,000          $ 10,000          $ 10,000           $ 10,000         $ 10,000          $  10,000
9/30/1998     $  8,950       $ 10,486          $ 11,860          $ 10,536           $ 10,908         $  8,646          $  10,332
9/30/1999     $  8,442       $ 10,935          $ 11,046          $ 11,034           $ 13,939         $  8,088          $  11,654
9/30/2000     $ 10,541       $ 12,127          $ 11,616          $ 11,672           $ 15,789         $  9,754          $  12,779
9/30/2001     $ 11,741       $ 12,317          $ 13,213          $ 12,308           $ 11,588         $ 10,980          $  12,030
9/30/2002     $ 12,622       $ 12,440          $ 14,896          $ 12,553           $  9,216         $ 11,918          $  10,044
9/30/2003     $ 15,503       $ 14,128          $ 15,205          $ 12,719           $ 11,461         $ 14,924          $  12,068
9/30/2004     $ 18,986       $ 15,671          $ 15,682          $ 12,859           $ 13,050         $ 18,739          $  14,142
9/30/2005     $ 23,718       $ 17,400          $ 15,992          $ 13,196           $ 14,649         $ 23,851          $  16,114
9/30/2006     $ 24,524       $ 19,215          $ 16,180          $ 13,790           $ 16,228         $ 29,882          $  18,015
9/30/2007     $ 26,969       $ 20,771          $ 16,942          $ 14,509           $ 18,951         $ 31,516          $  20,824

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GAMCO WESTWOOD FUNDS
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
For the Six Month Period from April 1, 2007 through September 30, 2007
                                                                   EXPENSE TABLE
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of a fund. When a fund's expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The "Ending Account Value" shown is derived from the Fund's ACTUAL return during the past six months, and the "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period" to estimate the expenses you paid during this period.

HYPOTHETICAL 5% RETURN: This section provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case - because the hypothetical return used is NOT the Fund's actual return - the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2007.

                                          Beginning         Ending      Annualized     Expenses
                                        Account Value   Account Value     Expense    Paid During
                                           04/01/07        09/30/07        Ratio       Period*
-------------------------------------------------------------------------------------------------
GAMCO WESTWOOD MIGHTY MITES (SM) FUND
-------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class AAA                                 $1,000.00       $1,049.90        1.62%        $ 8.28
Class A                                   $1,000.00       $1,049.60        1.89%        $ 9.66
Class B                                   $1,000.00       $1,046.50        2.36%        $12.04
Class C                                   $1,000.00       $1,047.40        2.38%        $12.15

HYPOTHETICAL 5% RETURN
Class AAA                                 $1,000.00       $1,016.85        1.62%        $ 8.15
Class A                                   $1,000.00       $1,015.51        1.89%        $ 9.50
Class B                                   $1,000.00       $1,013.16        2.36%        $11.85
Class C                                   $1,000.00       $1,013.06        2.38%        $11.94
-------------------------------------------------------------------------------------------------
GAMCO WESTWOOD EQUITY FUND
-------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class AAA                                 $1,000.00       $1,105.00        1.46%        $ 7.66
Class A                                   $1,000.00       $1,104.60        1.71%        $ 8.97
Class B                                   $1,000.00       $1,101.60        2.21%        $11.58
Class C                                   $1,000.00       $1,101.60        2.21%        $11.58

HYPOTHETICAL 5% RETURN
Class AAA                                 $1,000.00       $1,017.65        1.46%        $ 7.34
Class A                                   $1,000.00       $1,016.40        1.71%        $ 8.60
Class B                                   $1,000.00       $1,013.91        2.21%        $11.10
Class C                                   $1,000.00       $1,013.91        2.21%        $11.10
-------------------------------------------------------------------------------------------------
GAMCO WESTWOOD BALANCED FUND
-------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class AAA                                 $1,000.00       $1,075.40        1.15%        $ 5.95
Class A                                   $1,000.00       $1,074.60        1.40%        $ 7.24
Class B                                   $1,000.00       $1,071.40        1.90%        $ 9.81
Class C                                   $1,000.00       $1,071.30        1.90%        $ 9.81

HYPOTHETICAL 5% RETURN
Class AAA                                 $1,000.00       $1,019.20        1.15%        $ 5.79
Class A                                   $1,000.00       $1,017.95        1.40%        $ 7.04
Class B                                   $1,000.00       $1,015.46        1.90%        $ 9.55
Class C                                   $1,000.00       $1,015.46        1.90%        $ 9.55
-------------------------------------------------------------------------------------------------
GAMCO WESTWOOD INTERMEDIATE BOND FUND
-------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class AAA                                 $1,000.00       $1,017.90        1.00%        $ 5.03
Class A                                   $1,000.00       $1,017.40        1.10%        $ 5.53
Class B                                   $1,000.00       $1,014.10        1.75%        $ 8.79
Class C                                   $1,000.00       $1,030.30        1.75%        $ 8.86

HYPOTHETICAL 5% RETURN
Class AAA                                 $1,000.00       $1,019.95        1.00%        $ 5.04
Class A                                   $1,000.00       $1,019.45        1.10%        $ 5.54
Class B                                   $1,000.00       $1,016.21        1.75%        $ 8.80
Class C                                   $1,000.00       $1,016.21        1.75%        $ 8.80
-------------------------------------------------------------------------------------------------
GAMCO WESTWOOD SMALLCAP EQUITY FUND
-------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class AAA                                 $1,000.00       $1,030.20        1.50%        $ 7.59
Class A                                   $1,000.00       $1,028.30        1.75%        $ 8.85
Class B                                   $1,000.00       $1,027.00        2.25%        $11.37
Class C                                   $1,000.00       $1,026.50        2.25%        $11.37

HYPOTHETICAL 5% RETURN
Class AAA                                 $1,000.00       $1,017.45        1.50%        $ 7.54
Class A                                   $1,000.00       $1,016.21        1.75%        $ 8.80
Class B                                   $1,000.00       $1,013.71        2.25%        $11.30
Class C                                   $1,000.00       $1,013.71        2.25%        $11.30
-------------------------------------------------------------------------------------------------
GAMCO WESTWOOD INCOME FUND
-------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class AAA                                 $1,000.00       $1,009.10        1.50%        $ 7.51
Class A                                   $1,000.00       $1,008.80        1.75%        $ 8.76
Class B                                   $1,000.00       $1,004.70        2.25%        $11.25
Class C                                   $1,000.00       $1,006.30        2.25%        $11.25

HYPOTHETICAL 5% RETURN
Class AAA                                 $1,000.00       $1,017.45        1.50%        $ 7.54
Class A                                   $1,000.00       $1,016.21        1.75%        $ 8.80
Class B                                   $1,000.00       $1,013.71        2.25%        $11.30
Class C                                   $1,000.00       $1,013.71        2.25%        $11.30

* Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following tables present portfolio holdings as a percent of total net assets as of September 30, 2007:

--------------------------------------------------------------------------------
GAMCO WESTWOOD MIGHTY MITES SM FUND
--------------------------------------------------------------------------------
U.S. Government Obligations ..........................................    16.9%
Financial Services ...................................................    11.9%
Health Care ..........................................................     8.9%
Equipment and Supplies ...............................................     6.9%
Automotive: Parts and Accessories ....................................     6.2%
Diversified Industrial ...............................................     5.5%
Business Services ....................................................     3.9%
Telecommunications ...................................................     3.3%
Real Estate ..........................................................     3.3%
Broadcasting .........................................................     3.1%
Electronics ..........................................................     3.0%
Energy and Utilities: Natural Gas ....................................     2.2%
Food and Beverage ....................................................     2.1%
Energy and Utilities: Integrated .....................................     2.0%
Energy and Utilities: Services .......................................     2.0%
Manufactured Housing and Recreational Vehicles .......................     2.0%
Consumer Products ....................................................     1.9%
Entertainment ........................................................     1.9%
Hotels and Gaming ....................................................     1.8%
Specialty Chemicals ..................................................     1.5%
Aviation: Parts and Services .........................................     1.5%
Energy and Utilities: Water ..........................................     1.4%
Mutual Funds .........................................................     0.9%
Retail ...............................................................     0.8%
Wireless Communications ..............................................     0.7%
Energy and Utilities: Electric .......................................     0.7%
Computer Software and Services .......................................     0.6%
Building and Construction ............................................     0.6%
Restaurants ..........................................................     0.5%
Agriculture ..........................................................     0.5%
Publishing ...........................................................     0.4%
Paper and Forest Products ............................................     0.3%
Communications Equipment .............................................     0.3%
Transportation .......................................................     0.3%
Aerospace ............................................................     0.1%
Environmental Control ................................................     0.1%
Metals and Mining ....................................................     0.1%
Cable ................................................................     0.0%
Consumer Services ....................................................     0.0%
Educational Services .................................................     0.0%
Other Assets and Liabilities (Net) ...................................    (0.1)%
                                                                         -------
                                                                         100.0%
                                                                         =======

--------------------------------------------------------------------------------
GAMCO WESTWOOD EQUITY FUND
--------------------------------------------------------------------------------
Financial Services ...................................................    15.1%
Energy: Oil ..........................................................     8.7%
Banking ..............................................................     8.4%
Consumer Products ....................................................     7.6%
Business Services ....................................................     7.3%
Diversified Industrial ...............................................     5.2%
Computer Software and Services .......................................     5.2%
Telecommunications ...................................................     5.0%
Energy and Utilities: Integrated .....................................     5.0%
Utilities ............................................................     4.9%
Metals and Mining ....................................................     4.0%
Retail ...............................................................     3.8%
Aviation: Parts and Services .........................................     2.6%
Computer Hardware ....................................................     2.5%
Health Care ..........................................................     2.4%
Entertainment ........................................................     2.4%
Communications Equipment .............................................     1.4%
Electronics ..........................................................     1.3%
Energy: Natural Gas ..................................................     1.3%
Transportation .......................................................     1.2%
Food and Beverage ....................................................     1.2%
Other Assets and Liabilities (Net) ...................................     3.5%
                                                                         -------
                                                                         100.0%
                                                                         =======

--------------------------------------------------------------------------------
GAMCO WESTWOOD BALANCED FUND
--------------------------------------------------------------------------------
U.S. Government Agency Obligations ...................................    14.6%
U.S. Government Obligations ..........................................    12.7%
Financial Services ...................................................     9.1%
Energy: Oil ..........................................................     7.1%
Banking ..............................................................     6.6%
Consumer Products ....................................................     4.7%
Business Services ....................................................     4.6%
Telecommunications ...................................................     4.2%
Diversified Industrial ...............................................     4.2%
Retail ...............................................................     3.2%
Computer Software and Services .......................................     3.1%
Utilities ............................................................     3.0%
Energy: Integrated ...................................................     3.0%
Metals and Mining ....................................................     2.4%
Computer Hardware ....................................................     2.0%
Aviation: Parts and Services .........................................     1.8%
Entertainment ........................................................     1.5%
Health Care ..........................................................     1.5%
Transportation .......................................................     1.4%
Energy: Natural Gas ..................................................     1.4%
Food and Beverage ....................................................     1.3%
Real Estate Investment Trusts ........................................     1.1%
Communications Equipment .............................................     0.9%
Brokerage ............................................................     0.9%
Electronics ..........................................................     0.8%
Other Assets and Liabilities (Net) ...................................     2.9%
                                                                         -------
                                                                         100.0%
                                                                         =======

SUMMARY OF PORTFOLIO HOLDINGS (CONTINUED) (UNAUDITED)

--------------------------------------------------------------------------------
GAMCO WESTWOOD INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
Corporate Bonds ......................................................    45.7%
U.S. Government Obligations ..........................................    26.1%
U.S. Government Agency Obligations ...................................    24.6%
Other Assets and Liabilities (Net) ...................................     3.6%
                                                                         -------
                                                                         100.0%
                                                                         =======

--------------------------------------------------------------------------------
GAMCO WESTWOOD SMALLCAP EQUITY FUND
--------------------------------------------------------------------------------
U.S. Government Obligations ..........................................    11.6%
Computer Software and Services .......................................    10.2%
Financial Services ...................................................     9.3%
Business Services ....................................................     8.0%
Diversified Industrial ...............................................     8.0%
Health Care ..........................................................     7.4%
Consumer Products ....................................................     5.5%
Food and Beverage ....................................................     5.4%
Metals and Mining ....................................................     4.9%
Energy and Utilities .................................................     4.9%
Aerospace ............................................................     4.8%
Transportation .......................................................     4.7%
Hotels and Gaming ....................................................     3.8%
Specialty Chemicals ..................................................     3.4%
Telecommunications ...................................................     2.7%
Real Estate Investment Trusts ........................................     2.7%
Building and Construction ............................................     2.5%
Automotive: Parts and Accessories ....................................     2.1%
Equipment and Supplies ...............................................     1.6%
Retail ...............................................................     1.6%
Other Assets and Liabilities (Net) ...................................    (5.1)%
                                                                         -------
                                                                         100.0%
                                                                         =======

--------------------------------------------------------------------------------
GAMCO WESTWOOD INCOME FUND
--------------------------------------------------------------------------------
Financial Services ...................................................    26.7%
U.S. Government Agency Obligations ...................................    11.4%
U.S. Government Obligations ..........................................    10.4%
Banking ..............................................................     6.9%
Energy and Utilities: Oil ............................................     6.2%
Real Estate Investment Trusts ........................................     4.8%
Business Services ....................................................     4.4%
Metals and Mining ....................................................     3.8%
Health Care ..........................................................     3.4%
Energy and Utilities: Integrated .....................................     3.0%
Energy and Utilities: Natural Gas ....................................     2.5%
Telecommunications ...................................................     2.4%
Electronics ..........................................................     2.3%
Energy and Utilities: Services .......................................     1.9%
Diversified Industrial ...............................................     1.8%
Transportation .......................................................     1.7%
Broadcasting .........................................................     1.6%
Computer Software and Services .......................................     1.1%
Specialty Chemicals ..................................................     1.1%
Retail ...............................................................     0.9%
Food and Beverage ....................................................     0.9%
Real Estate ..........................................................     0.6%
Other Assets and Liabilities (Net) ...................................     0.2%
                                                                         -------
                                                                         100.0%
                                                                         =======

THE FUNDS FILE A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED JUNE 30, 2007. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUNDS' FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

Each Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds' proxy voting policies, procedures, and how the Funds voted proxies relating to portfolio securities are available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

GAMCO WESTWOOD MIGHTY MITES(SM) FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

                                                                       MARKET
    SHARES                                                COST         VALUE
    ------                                            -----------   -----------
             COMMON STOCKS -- 81.7%
             AEROSPACE -- 0.1%
     3,000   Herley Industries Inc.+ ..............   $    45,491   $    44,880
       500   Innovative Solutions &
               Support Inc.+ ......................         8,973         9,485
                                                      -----------   -----------
                                                           54,464        54,365
                                                      -----------   -----------
             AGRICULTURE -- 0.5%
       225   J.G. Boswell Co. .....................       144,676       188,100
       170   Limoneira Co. ........................        50,215        51,000
                                                      -----------   -----------
                                                          194,891       239,100
                                                      -----------   -----------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 4.8%
       200   Amerityre Corp.+ .....................         1,108           694
    50,000   Earl Scheib Inc.+ ....................       243,865       187,500
    24,000   Midas Inc.+ ..........................       357,950       452,880
    21,000   Proliance International Inc.+ ........        98,964        44,310
     1,000   Puradyn Filter
               Technologies Inc.+ .................         1,645           400
   196,700   Standard Motor Products Inc. .........     1,611,544     1,848,980
                                                      -----------   -----------
                                                        2,315,076     2,534,764
                                                      -----------   -----------
             AVIATION: PARTS AND SERVICES -- 1.5%
     8,000   CPI Aerostructures Inc.+ .............        86,268        61,760
       800   Curtiss-Wright Corp. .................         8,610        38,000
     6,200   Kaman Corp. ..........................        92,246       214,272
   227,800   The Fairchild Corp., Cl. A+ ..........       827,828       455,600
                                                      -----------   -----------
                                                        1,014,952       769,632
                                                      -----------   -----------
             BROADCASTING -- 3.1%
    50,000   Acme Communications Inc. .............       299,086       193,500
    25,000   Beasley Broadcast Group Inc.,
               Cl. A ..............................       240,605       187,750
    44,000   Crown Media Holdings Inc.,
               Cl. A+ .............................       348,173       316,360
    25,000   Equity Media
               Holdings Corp.+ ....................       126,560        75,000
    10,000   Fisher Communications Inc.+ ..........       413,617       498,700
        25   Granite Broadcasting Corp.+ ..........         2,000           813
    23,000   Gray Television Inc. .................       212,749       195,270
     8,000   Salem Communications Corp.,
               Cl. A ..............................       112,030        64,000
    40,000   Young Broadcasting Inc.,
               Cl. A+ .............................       282,307        88,000
                                                      -----------   -----------
                                                        2,037,127     1,619,393
                                                      -----------   -----------
             BUILDING AND CONSTRUCTION -- 0.6%
     4,000   Huttig Building Products Inc.+ .......        13,358        21,520
    10,000   Material Sciences Corp.+ .............       121,893       106,200
     6,200   The Monarch Cement Co. ...............       146,839       186,310
                                                      -----------   -----------
                                                          282,090       314,030
                                                      -----------   -----------
             BUSINESS SERVICES -- 3.9%
   150,000   AMICAS Inc.+ .........................       709,160       441,000
    28,000   ANC Rental Corp.+ ....................           840            45
    98,000   Edgewater Technology Inc.+ ...........       465,900       853,580
    56,800   Nashua Corp.+ ........................       431,402       630,480
       804   National Stock Yards Co. .............        80,700       145,524
    10,000   PubliCARD Inc.+ ......................        14,435           150
       500   StarTek Inc. .........................         8,375         5,065
                                                      -----------   -----------
                                                        1,710,812     2,075,844
                                                      -----------   -----------
             CABLE -- 0.0%
    90,000   Adelphia Communications
               Corp., Cl. A+ ......................        15,750         1,800
    90,000   Adelphia Communications
               Corp., Cl. A, Escrow+ (a) ..........             0             0
     2,500   Outdoor Channel
               Holdings Inc.+ .....................        24,825        22,575
                                                      -----------   -----------
                                                           40,575        24,375
                                                      -----------   -----------

                                                                       MARKET
    SHARES                                                COST         VALUE
    ------                                            -----------   -----------
             COMMUNICATIONS EQUIPMENT -- 0.3%
     1,000   Andrew Corp.+ ........................   $     3,413   $    13,850
    10,000   Communications Systems Inc. ..........        84,990       105,000
    40,000   ViewCast.com Inc.+ ...................        18,600        19,600
                                                      -----------   -----------
                                                          107,003       138,450
                                                      -----------   -----------
             COMPUTER SOFTWARE AND SERVICES -- 0.6%
    20,000   Furmanite Corp.+ .....................        83,498       182,000
     1,910   Gemalto NV+ ..........................        10,945        55,356
       834   Prosoft Learning Corp.+ ..............        11,216             7
   850,000   StorageNetworks Inc.,
               Escrow+ (a) ........................             0        25,500
     4,000   Tyler Technologies Inc.+ .............        16,100        53,400
                                                      -----------   -----------
                                                          121,759       316,263
                                                      -----------   -----------
             CONSUMER PRODUCTS -- 1.9%
    68,000   Adams Golf Inc.+ .....................       115,878       139,400
     1,000   Ducati Motor Holding SpA,
               ADR+ ...............................        15,665        24,475
     5,000   Levcor International Inc.+ ...........        15,701         1,425
     4,500   Marine Products Corp. ................         4,609        38,160
       300   National Presto Industries Inc. ......         8,618        15,900
   132,400   Schiff Nutrition
               International Inc. .................       254,040       793,076
    41,530   Syratech Corp.+ ......................        10,383           831
                                                      -----------   -----------
                                                          424,894     1,013,267
                                                      -----------   -----------
             CONSUMER SERVICES -- 0.0%
     1,000   Collectors Universe Inc. .............         3,530        14,080
                                                      -----------   -----------
             DIVERSIFIED INDUSTRIAL -- 5.5%
     6,500   Ampco-Pittsburgh Corp. ...............       130,000       255,970
       200   Burnham Holdings Inc., Cl. A .........         3,294         2,980
    25,000   Haulotte Group .......................       134,090       942,905
    65,000   Katy Industries Inc.+ ................       300,428       104,000
     2,000   Lindsay Corp. ........................        39,765        87,560
    32,800   Magnetek Inc.+ .......................       166,496       157,440
    10,000   RWC Inc.+ ............................       217,877        17,500
   430,000   Stamford Industrial
               Group Inc.+ ........................       176,319       851,400
    36,800   Tech/Ops Sevcon Inc. .................       220,725       320,160
       500   The Lamson & Sessions Co.+ ...........         2,475        13,480
    24,000   WHX Corp.+ ...........................       309,477       180,000
                                                      -----------   -----------
                                                        1,700,946     2,933,395
                                                      -----------   -----------
             EDUCATIONAL SERVICES -- 0.0%
       500   Universal Technical
               Institute Inc.+ ....................        10,158         9,000
                                                      -----------   -----------
             ELECTRONICS -- 3.0%
    50,000   Alliance Semiconductor Corp. .........       159,909       115,000
     1,200   Bel Fuse Inc., Cl. A .................        39,566        45,816
    50,000   California Micro Devices Corp.+ ......       213,178       219,500
    16,000   CTS Corp. ............................       140,236       206,400
    90,300   IntriCon Corp.+ ......................       286,158       839,790
     5,000   Methode Electronics Inc. .............        46,441        75,250
    20,000   SIRIT Inc.+ ..........................        11,714         6,636
       178   Trimble Navigation Ltd.+ .............         4,954         6,995
     3,500   Zoran Corp.+ .........................        22,500        70,700
                                                      -----------   -----------
                                                          924,656     1,586,087
                                                      -----------   -----------
             ENERGY AND UTILITIES: ELECTRIC -- 0.7%
     3,000   Maine & Maritimes Corp.+ .............        87,418        84,960
     9,200   Unitil Corp. .........................       236,985       271,400
                                                      -----------   -----------
                                                          324,403       356,360
                                                      -----------   -----------
             ENERGY AND UTILITIES: INTEGRATED -- 2.0%
    25,000   Aquila Inc.+ .........................        71,600       100,250
    48,950   Florida Public Utilities Co. .........       485,364       577,610
     6,000   MGE Energy Inc. ......................       189,291       200,640
       800   Pardee Resources Co. Inc. ............        72,100       174,800
    95,200   Progress Energy Inc., CVO+ (a) .......        10,472        31,416
                                                      -----------   -----------
                                                          828,827     1,084,716
                                                      -----------   -----------

                 See accompanying notes to financial statements.

GAMCO WESTWOOD MIGHTY MITES(SM) FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

                                                                       MARKET
    SHARES                                                COST         VALUE
    ------                                            -----------   -----------
             COMMON STOCKS (CONTINUED)
             ENERGY AND UTILITIES: NATURAL GAS -- 2.2%
     4,500   Chesapeake Utilities Corp. ...........   $   115,696   $   152,955
    30,000   Corning Natural Gas Corp.+ ...........       466,159       490,500
     2,000   EnergySouth Inc. .....................        79,670       100,840
     1,000   Evergreen Energy Inc.+ ...............         7,920         5,100
    31,200   PetroCorp Escrow Shares+ (a) .........             0         1,872
    16,000   RGC Resources Inc. ...................       348,522       427,040
     2,600   U.S. Energy Corp. ....................        16,694        11,466
                                                      -----------   -----------
                                                        1,034,661     1,189,773
                                                      -----------   -----------
             ENERGY AND UTILITIES: SERVICES -- 2.0%
    10,000   Acergy SA, ADR .......................        33,524       297,000
       950   Covanta Holding Corp.+ ...............         3,996        23,284
    52,000   RPC Inc. .............................       213,373       738,920
                                                      -----------   -----------
                                                          250,893     1,059,204
                                                      -----------   -----------
             ENERGY AND UTILITIES: WATER -- 1.4%
     4,500   Artesian Resources Corp.,
               Cl. A ..............................        48,062        85,500
     1,500   BIW Ltd. .............................        27,266        34,875
     2,500   California Water
               Service Group ......................        55,553        96,225
     4,000   Consolidated Water Co. Ltd. ..........        55,124       120,080
     5,700   Middlesex Water Co. ..................        96,987       107,730
     8,000   SJW Corp. ............................        98,372       273,120
                                                      -----------   -----------
                                                          381,364       717,530
                                                      -----------   -----------
             ENTERTAINMENT -- 1.9%
    12,500   Canterbury Park
               Holding Corp. ......................       129,392       152,500
     1,802   Chestnut Hill Ventures+ (a) ..........        67,956        82,024
    34,000   Dover Motorsports Inc. ...............       170,332       219,980
    21,000   Jetix Europe NV ......................       122,472       509,062
       800   LodgeNet
               Entertainment Corp.+ ...............         8,800        20,288
     2,000   Triple Crown Media Inc.+ .............        12,000        12,340
                                                      -----------   -----------
                                                          510,952       996,194
                                                      -----------   -----------
             ENVIRONMENTAL CONTROL -- 0.1%
    10,000   BioteQ Environmental
               Technologies Inc.+ .................        16,559        38,707
                                                      -----------   -----------
             EQUIPMENT AND SUPPLIES -- 6.9%
   130,800   Baldwin Technology Co. Inc.,
               Cl. A+ .............................       308,707       655,308
    15,000   Capstone Turbine Corp.+ ..............        27,450        18,000
    21,500   Cherokee International Corp.+ ........       100,897        72,885
    14,000   Core Molding
              Technologies Inc.+ ..................        51,468       107,240
     6,100   Fedders Corp.+ .......................         1,645           280
     1,000   Genoil Inc.+ .........................           225           603
    10,000   Gerber Scientific Inc.+ ..............        82,578       108,500
     8,500   Gildemeister AG ......................        61,536       236,108
     4,000   GrafTech International Ltd.+ .........        24,000        71,360
    40,000   Industrial Distribution
               Group Inc.+ ........................       426,349       377,600
    20,000   L.S. Starrett Co., Cl. A .............       326,600       387,000
    20,000   Maezawa Kyuso
               Industries Co. Ltd. ................       108,117       365,647
     9,000   Mine Safety Appliances Co. ...........       294,989       423,990
    13,600   SL Industries Inc.+ ..................        84,464       309,944
     1,000   SRS Labs Inc.+ .......................         5,500         7,330
     5,000   The Eastern Co. ......................        50,980       112,250
    45,000   TransAct Technologies Inc.+ ..........       298,359       274,950
     9,000   Vicor Corp. ..........................        99,181       109,080
       500   Watts Water Technologies Inc.,
               Cl. A ..............................         7,648        15,350
                                                      -----------   -----------
                                                        2,360,693     3,653,425
                                                      -----------   -----------

                                                                       MARKET
    SHARES                                                COST         VALUE
    ------                                            -----------   -----------
             FINANCIAL SERVICES -- 11.9%
     1,000   Bank of Florida Corp.+ ...............   $    14,313   $    16,280
    15,100   Berkshire Bancorp Inc. ...............       203,044       247,187
    26,000   Crazy Woman Creek
               Bancorp Inc. .......................       444,343       546,000
   181,500   Epoch Holding Corp.+ .................       459,195     2,555,520
        20   Farmers & Merchants
               Bank of Long Beach .................       131,500       126,500
     6,000   Fidelity Southern Corp. ..............        53,378        89,580
    30,300   Flushing Financial Corp. .............       454,751       509,040
     1,500   Gateway Financial
               Holdings Inc. ......................        23,220        23,610
        10   Guaranty Corp., Cl. A+ ...............       137,500       160,250
    40,000   Integrity Mutual Funds Inc.+ .........        35,200        24,800
    70,000   Ladenburg Thalmann
               Financial Services Inc.+ ...........        50,558       137,200
     3,055   New York Community
               Bancorp Inc. .......................        42,628        58,198
     5,198   Northrim BanCorp Inc. ................       110,154       129,417
     2,600   Oritani Financial Corp.+ .............        39,802        41,184
     6,400   Parish National Corp. ................       238,648       555,200
     9,167   Patriot National Bancorp Inc. ........       141,747       183,340
     5,000   Provident New York Bancorp ...........        74,850        65,550
     1,000   Seacoast Banking
               Corp. of Florida ...................        20,160        18,700
       116   Sunwest Bank+ ........................       322,721       308,850
    19,000   SWS Group Inc. .......................       238,753       336,110
    10,000   Synergy Financial Group Inc. .........       101,183       151,600
     1,000   TIB Financial Corp. ..................         7,780        11,050
     2,700   Wilshire Bancorp Inc. ................        30,290        29,619
                                                      -----------   -----------
                                                        3,375,718     6,324,785
                                                      -----------   -----------
             FOOD AND BEVERAGE -- 2.0%
     3,300   Boston Beer Co. Inc., Cl. A+ .........        67,533       160,578
     4,000   Genesee Corp., Cl. A+ ................         4,060             0
    30,100   Genesee Corp., Cl. B+ ................        13,986             0
       200   Hanover Foods Corp., Cl. A+ ..........        21,954        22,025
     2,000   J & J Snack Foods Corp. ..............        28,830        69,640
    28,000   Lifeway Foods Inc.+ ..................       129,705       471,240
    14,000   MGP Ingredients Inc. .................        67,550       143,780
     6,000   Rock Field Co. Ltd. ..................        99,390        87,285
       600   Scheid Vineyards Inc., Cl. A+ ........        18,937        22,215
     1,000   The Inventure Group Inc.+ ............         2,660         2,190
     5,000   The Steak n Shake Co.+ ...............        76,337        75,050
     1,400   Willamette Valley
               Vineyards Inc.+ ....................         8,810         9,478
                                                      -----------   -----------
                                                          539,752     1,063,481
                                                      -----------   -----------
             HEALTH CARE -- 8.9%
    21,000   AFP Imaging Corp.+ ...................        45,653        26,460
     2,000   Alpharma Inc., Cl. A .................        44,140        42,720
    13,000   Animal Health
               International Inc.+ ................       132,852       144,690
    45,000   BioLase Technology Inc.+ .............       532,656       307,800
    10,000   Boiron SA ............................       166,957       246,688
     1,000   Bruker BioSciences Corp.+ ............         5,980         8,800
    10,000   Continucare Corp.+ ...................        26,191        28,500
    96,000   Del Global
               Technologies Corp.+ ................       205,665       283,200
     4,000   DexCom Inc.+ .........................        58,335        39,960
     1,000   Elite Pharmaceuticals Inc.,
               Cl. A+ .............................         2,690         2,300
    15,279   Exactech Inc.+ .......................       235,526       245,228
    18,500   Heska Corp.+ .........................        41,340        39,960
     8,000   I-Flow Corp.+ ........................       106,998       148,720
     1,000   ICU Medical Inc.+ ....................        30,050        38,750
     5,673   Inverness Medical
               Innovations Inc.+ ..................       106,035       313,831
    10,000   Langer Inc.+ .........................        49,577        50,000

                 See accompanying notes to financial statements.

GAMCO WESTWOOD MIGHTY MITES(SM) FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

                                                                       MARKET
    SHARES                                                COST         VALUE
    ------                                            -----------   -----------

             COMMON STOCKS (CONTINUED)
             HEALTH CARE (CONTINUED)
    30,000   Lifecore Biomedical Inc.+ ............   $   280,477   $   387,000
     2,500   Matrixx Initiatives Inc.+ ............        44,375        49,400
    21,000   Neogen Corp.+ ........................       160,903       498,120
     2,500   NMT Medical Inc.+ ....................         7,858        19,925
     5,000   Opko Health Inc.+ ....................        20,353        20,000
     1,000   Orthofix International NV+ ...........        27,010        48,970
     6,000   Pain Therapeutics Inc.+ ..............        46,488        56,100
    20,000   Quidel Corp.+ ........................        88,363       391,200
    34,975   Regeneration
               Technologies Inc.+ .................       311,637       374,932
       400   Sirona Dental Systems Inc.+ ..........         7,800        14,268
    66,000   Sonic Innovations Inc.+ ..............       331,740       605,220
     1,000   ThermoGenesis Corp.+ .................         2,520         2,230
     2,000   Tutogen Medical Inc.+ ................        10,180        23,000
    15,200   United-Guardian Inc. .................       145,895       155,040
     3,000   Young Innovations Inc. ...............        81,168        85,830
                                                      -----------   -----------
                                                        3,357,412     4,698,842
                                                      -----------   -----------
             HOTELS AND GAMING -- 1.8%
     1,200   Cloverleaf Kennel Club, Cl. A+ .......         3,704         2,928
     4,000   Dover Downs Gaming &
               Entertainment Inc. .................        24,903        41,560
     2,000   Florida Gaming Corp.+ ................         6,950        44,500
    20,900   Sonesta International
               Hotels Corp., Cl. A ................       979,035       891,594
                                                      -----------   -----------
                                                        1,014,592       980,582
                                                      -----------   -----------
             MANUFACTURED HOUSING AND RECREATIONAL VEHICLES -- 2.0%
    82,000   Cavalier Homes Inc.+ .................       437,972       262,400
     9,000   Cavco Industries Inc.+ ...............       167,143       301,500
     9,000   Nobility Homes Inc. ..................       141,603       171,000
    12,000   Palm Harbor Homes Inc.+ ..............       236,250       149,760
     5,000   Skyline Corp. ........................       169,393       150,400
                                                      -----------   -----------
                                                        1,152,361     1,035,060
                                                      -----------   -----------
             METALS AND MINING -- 0.1%
   615,000   Royal Oak Mines Inc.+ ................         2,314             0
     4,000   Uranium Resources Inc.+ ..............        22,056        37,560
                                                      -----------   -----------
                                                           24,370        37,560
                                                      -----------   -----------
             MUTUAL FUNDS -- 0.9%
    27,000   MVC Capital Inc. .....................       270,762       500,310
                                                      -----------   -----------
             PAPER AND FOREST PRODUCTS -- 0.3%
       700   Keweenaw Land
               Association Ltd. ...................       130,662       143,500
                                                      -----------   -----------
             PUBLISHING -- 0.4%
    14,001   PRIMEDIA Inc. ........................       139,299       196,574
                                                      -----------   -----------
             REAL ESTATE -- 3.3%
     1,700   Bresler & Reiner Inc. ................        68,094        65,067
     6,000   Capital Properties Inc., Cl. A .......        97,890       141,750
       350   Case Pomeroy & Co. Inc.,
               Cl. A+ (a) .........................       570,325       714,875
        50   Case Pomeroy & Co. Inc.,
               Cl. B+ (a) .........................        58,825       102,125
    15,500   Griffin Land & Nurseries Inc.+ .......       311,580       566,060
     3,000   Gyrodyne Co. of America Inc. .........        53,308       148,470
       400   Holobeam Inc.+ .......................        15,500        14,800
     2,508   Royalty LLC+ (a) .....................             0         4,685
                                                      -----------   -----------
                                                        1,175,522     1,757,832
                                                      -----------   -----------
             RESTAURANTS -- 0.5%
    17,000   Nathan's Famous Inc.+ ................       119,527       280,500
                                                      -----------   -----------

                                                                       MARKET
    SHARES                                                COST         VALUE
    ------                                            -----------   -----------
             RETAIL -- 0.8%
     3,200   Bowlin Travel Centers Inc.+ ..........   $     5,720   $     7,968
    16,000   CoolBrands International Inc.+ .......        37,057        15,443
     1,200   Cost-U-Less Inc.+ ....................         8,874        13,872
    10,000   Movado Group Inc. ....................       145,136       319,200
     1,400   Village Super Market Inc.,
               Cl. A ..............................        64,779        72,800
                                                      -----------   -----------
                                                          261,566       429,283
                                                      -----------   -----------
             SPECIALTY CHEMICALS -- 1.5%
   267,226   General Chemical Group Inc.+ .........        59,859         6,013
    30,000   Hawkins Inc. .........................       380,688       432,000
     1,000   KMG Chemicals Inc. ...................         3,270        26,180
    55,000   Omnova Solutions Inc.+ ...............       302,076       317,900
                                                      -----------   -----------
                                                          745,893       782,093
                                                      -----------   -----------
             TELECOMMUNICATIONS -- 3.3%
     1,000   Ambient Corp.+ .......................           280            54
     1,000   Applied Signal
               Technology Inc. ....................        16,330        13,520
    24,000   D&E Communications Inc. ..............       265,251       341,280
     2,000   Electronic Systems
               Technology Inc. ....................         1,410         1,920
    15,000   HickoryTech Corp. ....................       172,168       145,350
        80   Horizon Telecom Inc., Cl. A+ .........         9,250         9,200
       350   Horizon Telecom Inc., Cl. B ..........        39,964        33,075
     1,200   Lexcom Inc., Cl. B+ ..................        68,955        56,250
    31,000   New Ulm Telecom Inc. .................       340,771       387,500
     5,000   North Pittsburgh Systems Inc. ........       108,089       118,800
    10,000   PNV Inc.+ ............................             3            33
     1,600   Preformed Line Products Co. ..........        71,693        83,232
    18,000   Shenandoah
               Telecommunications Co. .............        94,686       391,680
    33,000   Sycamore Networks Inc.+ ..............       107,085       134,310
       152   Telecorp Escrow Shares ...............             0             0
     2,305   Virgin Media Inc. ....................        31,540        55,942
                                                      -----------   -----------
                                                        1,327,475     1,772,146
                                                      -----------   -----------
             TRANSPORTATION -- 0.3%
     7,500   Providence and Worcester
               Railroad Co. .......................       132,354       135,750
                                                      -----------   -----------
             WIRELESS COMMUNICATIONS -- 0.7%
     9,000   Rural Cellular Corp., Cl. A+ .........         7,830       391,500
                                                      -----------   -----------
             TOTAL COMMON STOCKS ..................    30,426,380    43,267,752
                                                      -----------   -----------

             PREFERRED STOCKS -- 1.4%
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.4%
    16,000   Jungheinrich AG Pfd. .................       129,990       724,379
                                                      -----------   -----------

             CONVERTIBLE PREFERRED STOCKS -- 0.1%
             BUSINESS SERVICES -- 0.0%
       150   Interep National Radio Sales Inc.,
               4.000% Cv. Pfd.,
               Ser. A+ (a)(b)(c) ..................        13,849         2,621
                                                      -----------   -----------
             FOOD AND BEVERAGE -- 0.1%
     2,400   Seneca Foods Corp.,
               Cv. Pfd., Ser. 2003+ ...............        36,600        64,368
                                                      -----------   -----------
             TOTAL CONVERTIBLE
               PREFERRED STOCKS ...................        50,449        66,989
                                                      -----------   -----------

                 See accompanying notes to financial statements.

GAMCO WESTWOOD MIGHTY MITES(SM) FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

                                                                       MARKET
    SHARES                                                COST         VALUE
    ------                                            -----------   -----------

             WARRANTS -- 0.0%
             BROADCASTING -- 0.0%
        64   Granite Broadcasting Corp.,
               Ser. A, expire 06/04/12+ ...........   $         0   $       191
        64   Granite Broadcasting Corp.,
               Ser. B, expire 06/04/12+ ...........             0           127
                                                      -----------   -----------
                                                                0           318
                                                      -----------   -----------
             BUSINESS SERVICES -- 0.0%
     1,666   Avalon Digital Marketing
               Systems Inc.,
               expire 11/11/11+ (a)(b)(c) .........             0             0
                                                      -----------   -----------
             DIVERSIFIED INDUSTRIAL -- 0.0%
     3,780   WHX Corp., expire 02/28/08+ ..........        11,721           775
                                                      -----------   -----------
             ENERGY AND UTILITIES: ELECTRIC -- 0.0%
     1,680   British Energy Group plc,
               expire 01/17/10+ ...................         5,488        14,316
    15,000   Corning Natural Gas Corp.,
               expire 08/17/11+ ...................             0             0
                                                      -----------   -----------
                                                            5,488        14,316
                                                      -----------   -----------
             TOTAL WARRANTS .......................        17,209        15,409
                                                      -----------   -----------

 PRINCIPAL                                                             MARKET
   AMOUNT                                                 COST         VALUE
 ---------                                            -----------   -----------

             U.S. GOVERNMENT OBLIGATIONS -- 16.9%
$9,010,000   U.S. Treasury Bills,
               3.632% to 5.062%++,
               10/04/07 to 03/20/08 ...............   $ 8,933,894   $ 8,938,465
                                                      -----------   -----------
             TOTAL
               INVESTMENTS -- 100.1% ..............   $39,557,922    53,012,994
                                                      ===========
             OTHER ASSETS AND LIABILITIES (NET) -- (0.1)% .......       (52,109)
                                                                    -----------
             NET ASSETS -- 100.0% ...............................   $52,960,885
                                                                    ===========

----------
(a) Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2007, the market value of fair valued securities amounted to $965,118 or 1.82% of total net assets.

(b) At September 30, 2007, the Fund held investments in restricted and illiquid securities amounting to $2,621 or 0.00% of total net assets, which were valued under methods approved by the Board, as follows:

                                                                      09/30/07
                                                                      CARRYING
ACQUISITION                             ACQUISITION   ACQUISITION      VALUE
  SHARES      ISSUER                        DATE          COST        PER UNIT
-----------   ------                    -----------   -----------   -----------
      1,666   Avalon Digital Marketing
                Systems Inc., Warrants
                expire 11/11/11 .......    04/03/00            --   $    0.0000
        150   Interep National Radio
                Sales Inc., 4.000% Cv.
                Pfd., Ser. A ..........    05/03/02   $    13,849       17.4733

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the market value of Rule 144A securities amounted to $2,621 or 0.00% of total net assets.

+     Non-income producing security.

++    Represents annualized yield at date of purchase.

ADR   American Depository Receipt

CVO   Contingent Value Obligation

                 See accompanying notes to financial statements.

GAMCO WESTWOOD EQUITY FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

                                                                      MARKET
    SHARES                                                COST         VALUE
    ------                                           ------------  ------------

             COMMON STOCKS -- 96.5%
             AVIATION: PARTS AND SERVICES -- 2.6%
    61,900   United Technologies Corp. ............  $  3,598,396  $  4,981,712
                                                     ------------  ------------
             BANKING -- 8.4%
    95,100   Bank of America Corp. ................     3,398,025     4,780,677
   100,133   Citigroup Inc. .......................     4,224,785     4,673,207
    39,900   Comerica Inc. ........................     2,328,592     2,046,072
   105,584   JPMorgan Chase & Co. .................     3,892,432     4,837,859
                                                     ------------  ------------
                                                       13,843,834    16,337,815
                                                     ------------  ------------
             BUSINESS SERVICES -- 7.3%
   121,300   Accenture Ltd., Cl. A ................     4,765,694     4,882,325
    97,400   Automatic Data
                Processing Inc. ...................     4,133,588     4,473,582
    20,400   FedEx Corp. ..........................     2,132,224     2,136,900
    17,800   MasterCard Inc., Cl. A ...............     1,873,188     2,633,866
                                                     ------------  ------------
                                                       12,904,694    14,126,673
                                                     ------------  ------------
             COMMUNICATIONS EQUIPMENT -- 1.4%
    79,000   Cisco Systems Inc.+ ..................     2,043,605     2,615,690
                                                     ------------  ------------
             COMPUTER HARDWARE -- 2.5%
    41,200   International Business
                Machines Corp. ....................     4,223,602     4,853,360
                                                     ------------  ------------
             COMPUTER SOFTWARE AND SERVICES -- 5.2%
   167,600   Microsoft Corp. ......................     4,779,550     4,937,496
   233,200   Oracle Corp.+ ........................     3,675,126     5,048,780
                                                     ------------  ------------
                                                        8,454,676     9,986,276
                                                     ------------  ------------
             CONSUMER PRODUCTS -- 7.6%
    69,580   Altria Group Inc. ....................     4,443,758     4,837,898
    69,900   Colgate-Palmolive Co. ................     3,732,122     4,985,268
    84,700   NIKE Inc., Cl. B .....................     4,855,733     4,968,502
                                                     ------------  ------------
                                                       13,031,613    14,791,668
                                                     ------------  ------------
             DIVERSIFIED INDUSTRIAL -- 5.2%
   123,100   General Electric Co. .................     3,581,781     5,096,340
    35,700   ITT Corp. ............................     1,587,823     2,425,101
    41,000   Textron Inc. .........................     1,595,845     2,550,610
                                                     ------------  ------------
                                                        6,765,449    10,072,051
                                                     ------------  ------------
             ELECTRONICS -- 1.3%
    44,100   MEMC Electronic
                Materials Inc.+ ...................     2,502,115     2,595,726
                                                     ------------  ------------
             ENERGY AND UTILITIES:
             INTEGRATED -- 5.0%
    54,300   ConocoPhillips .......................     2,894,918     4,765,911
    28,000   Dominion Resources Inc. ..............     2,355,373     2,360,400
    47,500   McDermott
                International Inc.+ ...............     1,222,776     2,568,800
                                                     ------------  ------------
                                                        6,473,067     9,695,111
                                                     ------------  ------------
             ENERGY: NATURAL GAS -- 1.3%
    27,306   Apache Corp. .........................     1,763,929     2,459,178
                                                     ------------  ------------
             ENERGY: OIL -- 8.7%
    52,000   Exxon Mobil Corp. ....................     2,168,886     4,813,120
    81,400   Marathon Oil Corp. ...................     3,520,106     4,641,428
    71,335   Murphy Oil Corp. .....................     3,752,562     4,985,603
    37,010   Occidental Petroleum Corp. ...........     1,521,739     2,371,601
                                                     ------------  ------------
                                                       10,963,293    16,811,752
                                                     ------------  ------------

                                                                      MARKET
    SHARES                                               COST          VALUE
    ------                                           ------------  ------------

             ENTERTAINMENT -- 2.4%
   135,100   The Walt Disney Co. ..................  $  4,785,114  $  4,646,089
                                                     ------------  ------------
             FINANCIAL SERVICES -- 15.1%
    78,600   American Express Co. .................     2,723,472     4,666,482
    74,500   American International Group Inc. ....     5,255,687     5,039,925
    33,600   Arch Capital Group Ltd.+ .............     2,427,172     2,500,176
    19,200   Franklin Resources Inc. ..............     1,864,398     2,448,000
    51,600   Hartford Financial
                Services Group Inc. ...............     4,567,589     4,775,580
    56,900   Lazard Ltd., Cl. A ...................     2,680,988     2,412,560
    43,700   The Allstate Corp. ...................     2,525,094     2,499,203
   110,800   The Bank of New York
                Mellon Corp. ......................     4,756,350     4,890,712
                                                     ------------  ------------
                                                       26,800,750    29,232,638
                                                     ------------  ------------
             FOOD AND BEVERAGE -- 1.2%
    40,000   General Mills Inc. ...................     2,002,629     2,320,400
                                                     ------------  ------------
             HEALTH CARE -- 2.4%
   191,200   Pfizer Inc. ..........................     4,794,329     4,671,016
                                                     ------------  ------------
             METALS AND MINING -- 4.0%
    27,200   Allegheny Technologies Inc. ..........     2,680,878     2,990,640
    45,200   Freeport-McMoRan
                Copper & Gold Inc. ................     3,106,628     4,741,028
                                                     ------------  ------------
                                                        5,787,506     7,731,668
                                                     ------------  ------------
             RETAIL -- 3.8%
   125,700   CVS Caremark Corp. ...................     3,889,645     4,981,491
    74,000   Macy's Inc. ..........................     2,619,243     2,391,680
                                                     ------------  ------------
                                                        6,508,888     7,373,171
                                                     ------------  ------------
             TELECOMMUNICATIONS -- 5.0%
   118,300   AT&T Inc. ............................     4,310,557     5,005,273
   107,104   Verizon Communications Inc. ..........     3,793,539     4,742,565
                                                     ------------  ------------
                                                        8,104,096     9,747,838
                                                     ------------  ------------
             TRANSPORTATION -- 1.2%
    90,900   Eagle Bulk Shipping Inc. .............     1,732,789     2,339,766
                                                     ------------  ------------
             UTILITIES -- 4.9%
    62,500   Exelon Corp. .........................     3,459,444     4,710,000
   101,500   PG&E Corp. ...........................     4,111,015     4,851,700
                                                     ------------  ------------
                                                        7,570,459     9,561,700
                                                     ------------  ------------
             TOTAL
                COMMON STOCKS .....................   154,654,833   186,951,298
                                                     ------------  ------------
             TOTAL
                INVESTMENTS -- 96.5% ..............  $154,654,833   186,951,298
                                                     ============
             OTHER ASSETS AND LIABILITIES
                (NET) -- 3.5% .....................                   6,831,518
                                                                   ------------
             NET ASSETS -- 100.0% .................                $193,782,816
                                                                   ============
----------
 +    Non-income producing security.

                See accompanying notes to financial statements.

GAMCO WESTWOOD BALANCED FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

                                                                      MARKET
    SHARES                                               COST          VALUE
    ------                                           ------------  ------------

             COMMON STOCKS -- 59.6%
             AVIATION: PARTS AND SERVICES -- 1.8%
    35,000   United Technologies Corp. ............  $  1,934,317  $  2,816,800
                                                     ------------  ------------
             BANKING -- 5.1%
    47,800   Bank of America Corp. ................     1,752,662     2,402,906
    49,533   Citigroup Inc. .......................     1,995,833     2,311,705
    19,800   Comerica Inc. ........................     1,155,612     1,015,344
    52,296   JPMorgan Chase & Co. .................     2,115,545     2,396,203
                                                     ------------  ------------
                                                        7,019,652     8,126,158
                                                     ------------  ------------
             BUSINESS SERVICES -- 4.6%
    60,500   Accenture Ltd., Cl. A ................     2,370,752     2,435,125
    52,900   Automatic Data Processing Inc. .......     2,248,908     2,429,697
    10,300   FedEx Corp. ..........................     1,075,703     1,078,925
     8,800   MasterCard Inc., Cl. A ...............       927,975     1,302,136
                                                     ------------  ------------
                                                        6,623,338     7,245,883
                                                     ------------  ------------
             COMMUNICATIONS EQUIPMENT -- 0.9%
    45,000   Cisco Systems Inc.+ ..................     1,163,452     1,489,950
                                                     ------------  ------------
             COMPUTER HARDWARE -- 1.5%
    20,400   International Business
                Machines Corp. ....................     2,122,278     2,403,120
                                                     ------------  ------------
             COMPUTER SOFTWARE AND SERVICES -- 3.1%
    82,600   Microsoft Corp. ......................     2,305,920     2,433,396
   114,480   Oracle Corp.+ ........................     1,851,644     2,478,492
                                                     ------------  ------------
                                                        4,157,564     4,911,888
                                                     ------------  ------------
             CONSUMER PRODUCTS -- 4.7%
    34,020   Altria Group Inc. ....................     2,167,145     2,365,411
    35,900   Colgate-Palmolive Co. ................     1,912,610     2,560,388
    42,100   NIKE Inc., Cl. B .....................     2,412,617     2,469,586
                                                     ------------  ------------
                                                        6,492,372     7,395,385
                                                     ------------  ------------
             DIVERSIFIED INDUSTRIAL -- 3.4%
    66,000   General Electric Co. .................     1,944,668     2,732,400
    18,590   ITT Corp. ............................       900,875     1,262,819
    22,400   Textron Inc. .........................       871,993     1,393,504
                                                     ------------  ------------
                                                        3,717,536     5,388,723
                                                     ------------  ------------
             ELECTRONICS -- 0.8%
    22,600   MEMC Electronic
                Materials Inc.+ ...................     1,277,405     1,330,236
                                                     ------------  ------------
             ENERGY: INTEGRATED -- 3.0%
    26,700   ConocoPhillips .......................     1,610,088     2,343,459
    13,600   Dominion Resources Inc. ..............     1,143,193     1,146,480
    23,400   McDermott International Inc.+ ........       569,440     1,265,472
                                                     ------------  ------------
                                                        3,322,721     4,755,411
                                                     ------------  ------------
             ENERGY: NATURAL GAS -- 0.8%
    13,455   Apache Corp. .........................       879,932     1,211,757
                                                     ------------  ------------
             ENERGY: OIL -- 5.2%
    25,600   Exxon Mobil Corp. ....................     1,113,983     2,369,536
    40,130   Marathon Oil Corp. ...................     1,762,451     2,288,213
    35,186   Murphy Oil Corp. .....................     1,827,906     2,459,149
    18,200   Occidental Petroleum Corp. ...........       740,410     1,166,256
                                                     ------------  ------------
                                                        5,444,750     8,283,154
                                                     ------------  ------------
             ENTERTAINMENT -- 1.5%
    69,800   The Walt Disney Co. ..................     2,470,452     2,400,422
                                                     ------------  ------------
             FINANCIAL SERVICES -- 9.1%
    38,300   American Express Co. .................     1,440,742     2,273,871
    36,600   American International
                Group Inc. ........................     2,575,035     2,475,990
    16,000   Arch Capital Group Ltd.+ .............     1,155,834     1,190,560
     9,400   Franklin Resources Inc. ..............       890,268     1,198,500
    24,700   Hartford Financial Services
                Group Inc. ........................     2,167,331     2,285,985
    29,400   Lazard Ltd., Cl. A ...................     1,372,824     1,246,560

                                                                      MARKET
    SHARES                                               COST          VALUE
    ------                                           ------------  ------------

    21,500   The Allstate Corp. ...................  $  1,227,037  $  1,229,585
    57,800   The Bank of New York
                Mellon Corp. ......................     2,481,008     2,551,292
                                                     ------------  ------------
                                                       13,310,079    14,452,343
                                                     ------------  ------------
             FOOD AND BEVERAGE -- 0.7%
    20,300   General Mills Inc. ...................     1,014,076     1,177,603
                                                     ------------  ------------
             HEALTH CARE -- 1.5%
    95,100   Pfizer Inc. ..........................     2,386,040     2,323,293
                                                     ------------  ------------
             METALS AND MINING -- 2.4%
    13,800   Allegheny Technologies Inc. ..........     1,405,390     1,517,310
    22,200   Freeport-McMoRan Copper
                & Gold Inc. .......................     1,538,276     2,328,558
                                                     ------------  ------------
                                                        2,943,666     3,845,868
                                                     ------------  ------------
             RETAIL -- 2.4%
    66,900   CVS Caremark Corp. ...................     2,080,097     2,651,247
    36,970   Macy's Inc. ..........................     1,317,895     1,194,870
                                                     ------------  ------------
                                                        3,397,992     3,846,117
                                                     ------------  ------------
             TELECOMMUNICATIONS -- 3.3%
    61,100   AT&T Inc. ............................     2,220,824     2,585,141
    60,518   Verizon Communications Inc. ..........     2,100,214     2,679,737
                                                     ------------  ------------
                                                        4,321,038     5,264,878
                                                     ------------  ------------
             TRANSPORTATION --0.8%
    47,800   Eagle Bulk Shipping Inc. .............       910,703     1,230,372
                                                     ------------  ------------
             UTILITIES -- 3.0%
    30,600   Exelon Corp. .........................     1,702,533     2,306,016
    51,900   PG&E Corp. ...........................     2,079,426     2,480,820
                                                     ------------  ------------
                                                        3,781,959     4,786,836
                                                     ------------  ------------
             TOTAL
                COMMON STOCKS .....................    78,691,322    94,686,197
                                                     ------------  ------------
 PRINCIPAL
    AMOUNT
----------

             CORPORATE BONDS -- 10.2%
             BANKING -- 1.5%
$1,250,000   Bank of America Corp.,
                5.375%, 06/15/14 ..................     1,293,464     1,237,844
 1,125,000   Citigroup Inc.,
                6.500%, 01/18/11 ..................     1,198,255     1,170,617
                                                     ------------  ------------
                                                        2,491,719     2,408,461
                                                     ------------  ------------
             BROKERAGE -- 0.9%
 1,450,000   The Goldman Sachs Group Inc.,
                6.650%, 05/15/09 ..................     1,454,239     1,487,514
                                                     ------------  ------------
             COMPUTER HARDWARE -- 0.5%
   750,000   Hewlett-Packard Co.,
                3.625%, 03/15/08 ..................       749,772       744,762
                                                     ------------  ------------
             DIVERSIFIED INDUSTRIAL -- 0.8%
 1,200,000   General Electric Co.,
                5.000%, 02/01/13 ..................     1,210,387     1,190,894
                                                     ------------  ------------
             ENERGY: NATURAL GAS -- 0.6%
 1,000,000   Apache Corp.,
                5.250%, 04/15/13 ..................       999,880       995,605
                                                     ------------  ------------
             ENERGY: OIL --1.9%
 1,000,000   Anadarko Petroleum Corp.,
                6.094%, 09/15/09 (a) ..............     1,001,273       994,679
 1,000,000   ChevronTexaco Capital Co.,
                3.375%, 02/15/08 ..................       993,192       993,683
 1,005,000   Occidental Petroleum
                Corp., MTN,
                4.250%, 03/15/10 ..................     1,006,419       998,973
                                                     ------------  ------------
                                                        3,000,884     2,987,335
                                                     ------------  ------------

                See accompanying notes to financial statements.

GAMCO WESTWOOD BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MARKET
    AMOUNT                                               COST          VALUE
----------                                           ------------  ------------

             CORPORATE BONDS (CONTINUED)
             FOOD AND BEVERAGE -- 0.6%
 $ 950,000   Anheuser-Busch Cos. Inc.,
                4.375%, 01/15/13 ..................  $    939,019  $    904,848
                                                     ------------  ------------
             REAL ESTATE INVESTMENT TRUSTS -- 1.1%
 1,600,000   Archstone-Smith Trust,
                7.200%, 03/01/13 ..................     1,565,663     1,698,400
                                                     ------------  ------------
             RETAIL -- 0.8%
 1,250,000   Wal-Mart Stores Inc.,
                6.875%, 08/10/09 ..................     1,278,187     1,292,673
                                                     ------------  ------------
             TELECOMMUNICATIONS -- 0.9%
 1,460,000   Verizon Communications Inc.,
                Deb., Insured by MBIA Inc.,
                6.460%, 04/15/08 ..................     1,461,327     1,476,425
                                                     ------------  ------------
             TRANSPORTATION -- 0.6%
 1,000,000   Burlington Northern
                Santa Fe Corp.,
                5.650%, 05/01/17 ..................       982,120       981,481
                                                     ------------  ------------
             TOTAL
                CORPORATE BONDS ...................    16,133,197    16,168,398
                                                     ------------  ------------

             U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.6%
             FEDERAL HOME LOAN BANK -- 2.9%
 1,500,000      5.125%, 06/18/08 ..................     1,500,885     1,503,987
 1,500,000      4.625%, 11/21/08 ..................     1,492,418     1,501,718
 1,500,000      5.375%, 05/18/16 ..................     1,508,856     1,546,405
                                                     ------------  ------------
                                                        4,502,159     4,552,110
                                                     ------------  ------------
             FEDERAL HOME LOAN MORTGAGE CORP -- 4.9%
 1,500,000      4.250%, 07/15/09 ..................     1,482,663     1,496,354
 1,500,000      4.750%, 12/08/10 ..................     1,490,221     1,513,285
 1,250,000      5.125%, 07/15/12 ..................     1,238,780     1,278,979
 2,000,000      5.000%, 07/15/14 ..................     2,044,722     2,029,666
 1,500,000      5.250%, 04/18/16 ..................     1,478,727     1,533,750
                                                     ------------  ------------
                                                        7,735,113     7,852,034
                                                     ------------  ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION --  6.8%
 2,000,000      3.250%, 11/15/07 ..................     1,994,525     1,994,525
 1,500,000      4.625%, 01/15/08 ..................     1,498,989     1,498,643
 1,250,000      3.250%, 02/15/09 ..................     1,231,890     1,230,124
 1,600,000      4.250%, 05/15/09 ..................     1,580,520     1,596,474
 1,500,000      4.250%, 08/15/10 ..................     1,459,230     1,493,421
 1,500,000      5.375%, 11/15/11 ..................     1,509,029     1,547,497
 1,500,000      5.000%, 04/15/15 ..................     1,563,159     1,516,479
                                                     ------------  ------------
                                                       10,837,342    10,877,163
                                                     ------------  ------------
             TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS ................    23,074,614    23,281,307
                                                     ------------  ------------

 PRINCIPAL                                                            MARKET
    AMOUNT                                               COST          VALUE
----------                                           ------------  ------------

             U.S. GOVERNMENT OBLIGATIONS -- 12.7%
             U.S. TREASURY BILLS -- 0.9%
$1,500,000   U.S. Treasury Bill,
                4.011%++, 03/20/08 ................  $  1,472,341  $  1,472,142
                                                     ------------  ------------
             U.S. TREASURY INFLATION INDEXED NOTES -- 1.0%
 1,500,000      0.875%, 04/15/10 ..................     1,652,988     1,595,050
                                                     ------------  ------------
             U.S. TREASURY NOTES -- 10.8%
 1,500,000      4.375%, 01/31/08 ..................     1,502,105     1,502,111
 2,000,000      3.375%, 02/15/08 ..................     1,992,703     1,995,002
 1,500,000      4.875%, 04/30/08 ..................     1,499,176     1,506,564
 1,500,000      4.875%, 08/31/08 ..................     1,499,450     1,510,195
 2,000,000      3.375%, 12/15/08 ..................     1,980,604     1,986,094
 1,250,000      4.875%, 02/15/12 ..................     1,247,965     1,287,696
 2,250,000      4.750%, 05/15/14 ..................     2,246,936     2,301,329
 1,500,000      4.000%, 02/15/15 ..................     1,470,480     1,459,806
 2,000,000      4.250%, 08/15/15 ..................     1,995,145     1,971,564
 1,500,000      5.125%, 05/15/16 ..................     1,509,627     1,563,399
                                                     ------------  ------------
                                                       16,944,191    17,083,760
                                                     ------------  ------------
             TOTAL U.S. GOVERNMENT
                OBLIGATIONS .......................    20,069,520    20,150,952
                                                     ------------  ------------
             TOTAL INVESTMENTS -- 97.1% ...........  $137,968,653   154,286,854
                                                     ============
             OTHER ASSETS AND LIABILITIES
             (NET) -- 2.9% ........................                   4,613,661
                                                                   ------------
             NET ASSETS -- 100.0% .................                $158,900,515
                                                                   ============
----------
(a) Floating rate security. The rate disclosed is that in effect at September 30, 2007.

+     Non-income producing security.

++    Represents annualized yield at date of purchase.

MTN   Medium Term Note

                See accompanying notes to financial statements.

GAMCO WESTWOOD INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

 PRINCIPAL                                                             MARKET
  AMOUNT                                                  COST         VALUE
----------                                            -----------   -----------
             CORPORATE BONDS -- 45.7%
             BANKING -- 5.5%
$  300,000   Bank of America Corp.,
                5.375%, 06/15/14 ..................   $   310,431   $   297,082
   225,000   Citigroup Inc.,
                6.500%, 01/18/11 ..................       239,424       234,124
                                                      -----------   -----------
                                                          549,855       531,206
                                                      -----------   -----------
             COMPUTER HARDWARE -- 3.4%
   325,000   Hewlett-Packard Co.,
                3.625%, 03/15/08 ..................       325,133       322,730
                                                      -----------   -----------
             DIVERSIFIED INDUSTRIAL -- 2.6%
   250,000   General Electric Co.,
                5.000%, 02/01/13 ..................       252,164       248,103
                                                      -----------   -----------
             ENERGY AND UTILITIES: NATURAL GAS -- 2.1%
   200,000   Apache Corp.,
                5.250%, 04/15/13 ..................       199,535       199,121
                                                      -----------   -----------
             ENERGY AND UTILITIES: OIL -- 6.7%
   200,000   Anadarko Petroleum Corp.,
                6.094%, 09/15/09 (a) ..............       200,255       198,936
   225,000   ChevronTexaco Capital Co.,
                3.375%, 02/15/08 ..................       225,138       223,579
   225,000   Occidental Petroleum
                Corp., MTN,
                4.250%, 03/15/10 ..................       225,000       223,650
                                                      -----------   -----------
                                                          650,393       646,165
                                                      -----------   -----------
             FINANCIAL SERVICES -- 15.7%
   200,000   American Express
                Credit Corp., MTN,
                5.913%, 06/16/11 (a) ..............       200,000       198,340
   260,000   International Bank for
                Reconstruction &
                Development,
                8.625%, 10/15/16 ..................       313,012       329,350
   275,000   Merrill Lynch & Co. Inc.,
                MTN, Series C,
                5.000%, 01/15/15 ..................       275,215       260,917
   200,000   SLM Corp.,
                5.450%, 04/25/11 ..................       199,987       188,616
   225,000   The Bear Stearns Co. Inc.,
                2.875%, 07/02/08 ..................       222,804       220,465
   300,000   The Goldman Sachs
                Group Inc.,
                6.650%, 05/15/09 ..................       304,093       307,761
                                                      -----------   -----------
                                                        1,515,111     1,505,449
                                                      -----------   -----------
             FOOD AND BEVERAGE -- 2.5%
   250,000   Anheuser-Busch Cos. Inc.,
                4.375%, 01/15/13 ..................       247,117       238,118
                                                      -----------   -----------
             REAL ESTATE INVESTMENT TRUSTS -- 1.7%
   150,000   Archstone-Smith Trust,
                7.200%, 03/01/13 ..................       147,042       159,225
                                                      -----------   -----------
             RETAIL -- 2.2%
   200,000   Wal-Mart Stores Inc.,
                6.875%, 08/10/09 ..................       204,510       206,828
                                                      -----------   -----------
             TELECOMMUNICATIONS -- 1.3%
   125,000   Verizon Communications Inc.,
                Deb., Insured by MBIA Inc.,
                6.460%, 04/15/08 ..................       125,242       126,406
                                                      -----------   -----------
             TRANSPORTATION -- 2.0%
   200,000   Burlington Northern
                Santa Fe Corp.,
                5.650%, 05/01/17 ..................       199,084       196,296
                                                      -----------   -----------
             TOTAL
                CORPORATE BONDS ...................     4,415,186     4,379,647
                                                      -----------   -----------

 PRINCIPAL                                                             MARKET
  AMOUNT                                                  COST         VALUE
----------                                            -----------   -----------

             U.S. GOVERNMENT AGENCY OBLIGATIONS -- 24.6%
             FEDERAL HOME LOAN BANK -- 4.5%
$  175,000      3.875%, 01/15/10 ..................   $   170,722  $    173,053
   250,000      5.375%, 05/18/16 ..................       251,476       257,734
                                                      -----------   -----------
                                                          422,198       430,787
                                                      -----------   -----------
             FEDERAL HOME LOAN MORTGAGE CORP. -- 2.6%
   250,000      3.625%, 09/15/08 ..................       247,558       247,790
                                                      -----------   -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 9.8%
   250,000      4.250%, 05/15/09 ..................       248,572       249,449
   250,000      4.250%, 08/15/10 ..................       247,603       248,904
   175,000      5.375%, 11/15/11 ..................       175,597       180,541
   134,327      Pool #745122,
                   5.500%, 09/01/20 ...............       134,114       134,195
   128,864      Pool #255554,
                   5.500%, 01/01/35 ...............       130,915       126,499
                                                      -----------   -----------
                                                          936,801       939,588
                                                      -----------   -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 7.7%
     8,547   Pool #580871,
                6.500%, 12/15/31 ..................         8,565         8,762
    84,948   Pool #562288,
                6.000%, 12/15/33 ..................        86,605        85,662
   140,640   Pool #604946,
                5.500%, 01/15/34 ..................       142,692       138,850
   122,164   Pool #604970,
                5.500%, 01/15/34 ..................       123,590       120,608
   166,042   Pool #003747,
                5.000%, 08/20/35 ..................       164,544       159,457
   229,954   Pool #550728,
                5.500%, 11/15/35 ..................       230,476       226,932
                                                      -----------   -----------
                                                          756,472       740,271
                                                      -----------   -----------
             TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS ................     2,363,029     2,358,436
                                                      -----------   -----------
             U.S. GOVERNMENT OBLIGATIONS -- 26.1%
             U.S. TREASURY BONDS -- 9.9%
   250,000      7.125%, 02/15/23 ..................       305,956       310,352
   300,000      6.125%, 11/15/27 ..................       308,530       347,226
   275,000      5.500%, 08/15/28 ..................       300,432       296,914
                                                      -----------   -----------
                                                          914,918       954,492
                                                      -----------   -----------
             U.S. TREASURY INFLATION INDEXED NOTES -- 3.0%
   275,000      0.875%, 04/15/10 ..................       303,136       292,426
                                                      -----------   -----------
             U.S. TREASURY NOTES -- 13.2%
   275,000      4.375%, 01/31/08 ..................       275,386       275,387
   200,000      4.875%, 08/31/08 ..................       199,927       201,359
   275,000      4.750%, 05/15/14 ..................       280,870       281,274
   300,000      4.250%, 08/15/15 ..................       298,631       295,735
   200,000      5.125%, 05/15/16 ..................       201,284       208,453
                                                      -----------   -----------
                                                        1,256,098     1,262,208
                                                      -----------   -----------
             TOTAL U.S. GOVERNMENT
                OBLIGATIONS .......................     2,474,152     2,509,126
                                                      -----------   -----------
             TOTAL
                INVESTMENTS -- 96.4% ..............   $ 9,252,367     9,247,209
                                                      ===========
             OTHER ASSETS AND LIABILITIES (NET) -- 3.6% .........       342,666
                                                                    -----------
             NET ASSETS -- 100.0% ...............................   $ 9,589,875
                                                                    ===========

----------
(a) Floating rate security. The rate disclosed is that in effect at September 30, 2007.

MTN   Medium Term Note

                See accompanying notes to financial statements.

GAMCO WESTWOOD SMALLCAP EQUITY FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

                                                                       MARKET
    SHARES                                                COST         VALUE
----------                                            -----------   -----------

             COMMON STOCKS -- 93.5%
             AEROSPACE -- 4.8%
     4,500   Moog Inc., Cl. A+ ....................   $   123,455   $   197,730
     5,100   Teledyne Technologies Inc.+ ..........       177,793       272,289
                                                      -----------   -----------
                                                          301,248       470,019
                                                      -----------   -----------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.1%
     9,494   Noble International Ltd. .............       186,143       202,127
                                                      -----------   -----------
             BUILDING AND CONSTRUCTION -- 2.5%
     2,800   Washington Group
                International Inc.+ ...............       147,642       245,868
                                                      -----------   -----------
             BUSINESS SERVICES -- 8.0%
     5,866   Intermec Inc.+ .......................       143,577       153,220
     4,800   Macquarie Infrastucture
                Co. LLC ...........................       135,750       185,232
     3,500   The Brink's Co. ......................       192,858       195,580
     4,400   URS Corp.+ ...........................       154,718       248,380
                                                      -----------   -----------
                                                          626,903       782,412
                                                      -----------   -----------
             COMPUTER SOFTWARE AND SERVICES -- 10.2%
     2,300   Hurco Cos. Inc.+ .....................        70,669       124,338
    19,700   Lawson Software Inc.+ ................       194,567       197,197
     6,500   ManTech International
                Corp., Cl. A+ .....................       192,179       233,870
     7,400   SI International Inc.+ ...............       208,126       211,418
    22,318   Tier Technologies Inc., Cl. B+ .......       217,962       227,644
                                                      -----------   -----------
                                                          883,503       994,467
                                                      -----------   -----------
             CONSUMER PRODUCTS -- 5.5%
     6,600   Alberto-Culver Co. ...................       145,388       163,614
     9,271   Kimball International Inc.,
                Cl. B .............................       121,772       105,504
     6,900   The Warnaco Group Inc.+ ..............       151,317       269,583
                                                      -----------   -----------
                                                          418,477       538,701
                                                      -----------   -----------
             DIVERSIFIED INDUSTRIAL -- 8.0%
    14,000   Hawk Corp., Cl. A+ ...................       193,200       194,180
     2,700   Kennametal Inc. ......................       119,709       226,746
    33,723   Magnetek Inc.+ .......................       150,617       161,870
     2,443   Texas Industries Inc. ................       186,585       191,776
                                                      -----------   -----------
                                                          650,111       774,572
                                                      -----------   -----------
             ENERGY AND UTILITIES -- 4.9%
     4,500   ALLETE Inc. ..........................       193,559       201,420
     5,700   Oil States International Inc.+ .......       180,618       275,310
                                                      -----------   -----------
                                                          374,177       476,730
                                                      -----------   -----------
             EQUIPMENT AND SUPPLIES -- 1.6%
     3,250   Tennant Co. ..........................       139,912       158,275
                                                      -----------   -----------
             FINANCIAL SERVICES -- 9.3%
     7,200   Boston Private Financial
                Holdings Inc. .....................       187,392       200,448
     4,400   Hilb Rogal & Hobbs Co. ...............       194,703       190,652
     4,950   KBW Inc.+ ............................       158,910       142,461
     6,700   Sterling Financial Corp. .............       218,487       180,297
     3,400   Stifel Financial Corp.+ ..............       133,516       196,656
                                                      -----------   -----------
                                                          893,008       910,514
                                                      -----------   -----------
             FOOD AND BEVERAGE -- 5.4%
    19,000   Del Monte Foods Co. ..................       199,893       199,500
     5,100   J & J Snack Foods Corp. ..............       118,995       177,582
    12,438   Triarc Cos. Inc., Cl. A ..............       188,411       152,863
                                                      -----------   -----------
                                                          507,299       529,945
                                                      -----------   -----------

                                                                       MARKET
    SHARES                                                COST         VALUE
----------                                            -----------   -----------

             HEALTH CARE -- 7.4%
    18,900   Five Star Quality Care Inc.+ .........   $   196,299   $   155,358
     6,850   K-V Pharmaceutical Co.,
                Cl. A+ ............................       192,197       195,910
    16,882   Lifecore Biomedical Inc.+ ............       191,486       217,778
     3,600   West Pharmaceutical
                Services Inc. .....................       148,028       149,976
                                                      -----------   -----------
                                                          728,010       719,022
                                                      -----------   -----------
             HOTELS AND GAMING -- 3.8%
     9,200   Marcus Corp. .........................       188,682       176,640
     3,700   Orient-Express Hotels Ltd.,
                Cl. A .............................       116,137       189,699
                                                      -----------   -----------
                                                          304,819       366,339
                                                      -----------   -----------
             METALS AND MINING -- 4.9%
     9,100   Claymont Steel Holdings
                Inc.+ .............................       175,276       184,275
     5,500   Northwest Pipe Co.+ ..................       176,350       208,010
     1,100   RTI International Metals
                Inc.+ .............................       100,629        87,186
                                                      -----------   -----------
                                                          452,255       479,471
                                                      -----------   -----------
             REAL ESTATE INVESTMENT TRUSTS -- 2.7%
     4,100   LaSalle Hotel Properties .............       131,259       172,528
     4,700   Lexington Realty Trust ...............       101,694        94,047
                                                      -----------   -----------
                                                          232,953       266,575
                                                      -----------   -----------
             RETAIL -- 1.6%
     9,700   CKE Restaurants Inc. .................       161,572       157,237
                                                      -----------   -----------
             SPECIALTY CHEMICALS -- 3.4%
     4,270   FMC Corp. ............................       188,879       222,125
     3,500   H.B. Fuller Co. ......................        95,236       103,880
                                                      -----------   -----------
                                                          284,115       326,005
                                                      -----------   -----------
             TELECOMMUNICATIONS -- 2.7%
    14,076   General Communication
                Inc., Cl. A+ ......................       156,343       170,883
     9,900   HickoryTech Corp. ....................        97,372        95,931
                                                      -----------   -----------
                                                          253,715       266,814
                                                      -----------   -----------
             TRANSPORTATION -- 4.7%
     4,300   Genco Shipping &
                Trading Ltd. ......................       113,712       281,779
     5,700   Horizon Lines Inc., Cl. A ............        64,454       174,021
                                                      -----------   -----------
                                                          178,166       455,800
                                                      -----------   -----------
             TOTAL
                COMMON STOCKS .....................     7,724,028     9,120,893
                                                      -----------   -----------

 PRINCIPAL
  AMOUNT
----------

             U.S. GOVERNMENT OBLIGATIONS -- 11.6%
$1,134,000   U.S. Treasury Bills,
                3.684% to 4.446%++,
                10/04/07 to 12/27/07 ..............     1,128,062     1,127,944
                                                      -----------   -----------
             TOTAL
                INVESTMENTS -- 105.1% .............   $ 8,852,090    10,248,837
                                                      ===========
             OTHER ASSETS AND LIABILITIES (NET) -- (5.1)% .......      (493,546)
                                                                    -----------
             NET ASSETS -- 100.0% ...............................   $ 9,755,291
                                                                    ===========

----------
+     Non-income producing security.

++    Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

GAMCO WESTWOOD INCOME FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

                                                                       MARKET
    SHARES                                                COST         VALUE
----------                                            -----------   -----------
             COMMON STOCKS -- 52.1%
             BANKING -- 6.9%
    15,000   Bank of America Corp. ................   $   735,180   $   754,050
    11,000   Citigroup Inc. .......................       568,745       513,370
                                                      -----------   -----------
                                                        1,303,925     1,267,420
                                                      -----------   -----------
             BUSINESS SERVICES -- 4.4%
    12,200   Macquarie Infrastucture Co.
                LLC ...............................       424,197       470,798
     8,000   Paychex Inc. .........................       351,129       328,000
                                                      -----------   -----------
                                                          775,326       798,798
                                                      -----------   -----------
             COMPUTER SOFTWARE AND SERVICES -- 1.1%
     7,000   Microsoft Corp. ......................       208,870       206,220
                                                      -----------   -----------
             DIVERSIFIED INDUSTRIAL -- 1.8%
     8,000   General Electric Co. .................       309,575       331,200
                                                      -----------   -----------
             ELECTRONICS -- 2.3%
     8,000   Intel Corp. ..........................       196,321       206,880
     6,000   Microchip Technology Inc. ............       227,140       217,920
                                                      -----------   -----------
                                                          423,461       424,800
                                                      -----------   -----------
             ENERGY AND UTILITIES: INTEGRATED -- 1.1%
     4,000   Integrys Energy Group Inc. ...........       203,851       204,920
                                                      -----------   -----------
             ENERGY AND UTILITIES: NATURAL GAS -- 2.5%
     8,800   Enterprise Products
                Partners LP .......................       238,981       266,200
     8,000   Spectra Energy Corp. .................       208,775       195,840
                                                      -----------   -----------
                                                          447,756       462,040
                                                      -----------   -----------
             ENERGY AND UTILITIES: OIL -- 4.6%
     4,900   BreitBurn Energy
                Partners LP .......................        99,298       159,005
     2,000   Chevron Corp. ........................       169,778       187,160
     3,000   ConocoPhillips .......................       240,082       263,310
     5,363   Exterran Partners LP .................       133,476       171,616
     2,100   Teekay Offshore Partners LP ..........        48,800        59,745
                                                      -----------   -----------
                                                          691,434       840,836
                                                      -----------   -----------
             ENERGY AND UTILITIES: SERVICES -- 1.9%
     9,000   Halliburton Co. ......................       318,703       345,600
                                                      -----------   -----------
             FINANCIAL SERVICES -- 9.8%
     5,000   AllianceBernstein Holding LP .........       388,423       440,350
     5,000   Federal National
                Mortgage Association ..............       324,095       304,050
     7,000   H&R Block Inc. .......................       157,780       148,260
     3,000   HSBC Holdings plc, ADR ...............       274,455       277,800
     5,000   Susquehanna Bancshares Inc. ..........       113,735       100,500
    11,000   U.S. Bancorp .........................       363,413       357,830
     3,000   Valley National Bancorp ..............        67,760        66,540
     3,000   Wells Fargo & Co. ....................       105,650       106,860
                                                      -----------   -----------
                                                        1,795,311     1,802,190
                                                      -----------   -----------
             FOOD AND BEVERAGE -- 0.9%
     6,095   Reddy Ice Holdings Inc. ..............       135,941       160,725
                                                      -----------   -----------

             HEALTH CARE -- 3.4%
    20,000   Pfizer Inc. ..........................       508,178       488,600
     3,000   Wyeth ................................       161,958       133,650
                                                      -----------   -----------
                                                          670,136       622,250
                                                      -----------   -----------
             METALS AND MINING -- 1.6%
    11,000   Penn Virginia Resource
                Partners LP .......................       301,645       301,400
                                                      -----------   -----------
             REAL ESTATE -- 0.6%
     3,000   Brookfield Asset
                Management Inc., Cl. A ............        98,362       115,500
                                                      -----------   -----------

                                                                       MARKET
    SHARES                                                COST         VALUE
----------                                            -----------   -----------

             REAL ESTATE INVESTMENT TRUSTS -- 3.1%
     6,100   Getty Realty Corp. ...................   $   170,406   $   165,920
     7,500   Healthcare Realty Trust Inc. .........       267,606       199,950
     4,082   Rayonier Inc. ........................       162,565       196,099
                                                      -----------   -----------
                                                          600,577       561,969
                                                      -----------   -----------
             RETAIL -- 0.9%
     5,000   The Home Depot Inc. ..................       198,531       162,200
                                                      -----------   -----------
             SPECIALTY CHEMICALS -- 1.1%
     4,000   E.I. du Pont de Nemours
                & Co. .............................       208,360       198,240
                                                      -----------   -----------
             TELECOMMUNICATIONS -- 2.4%
    10,000   Verizon Communications Inc. ..........       417,736       442,800
                                                      -----------   -----------
             TRANSPORTATION -- 1.7%
     9,200   Teekay LNG Partners LP ...............       288,982       310,408
                                                      -----------   -----------
             TOTAL
                COMMON STOCKS .....................     9,398,482     9,559,516
                                                      -----------   -----------
             PREFERRED STOCKS -- 16.1%
             BROADCASTING -- 1.6%
    12,000   CBS Corp., 7.250% Pfd. ...............       304,396       299,640
                                                      -----------   -----------
             FINANCIAL SERVICES -- 12.8%
    12,000   Bank One Capital Trust VI,
                7.200% Pfd. .......................       305,738       300,960
    13,500   Barclays Bank plc,
                6.625% Pfd., Ser. 2 ...............       342,380       326,565
     6,000   Federal National
                Mortgage Association,
                7.000% Pfd., Ser. O (a) ...........       332,225       314,250
    14,300   General Electric
                Capital Corp., 5.875% Pfd. ........       352,755       343,057
    13,700   Lehman Brothers
                Holdings Inc.,
                6.503% Pfd., Ser. G (a) ...........       347,510       329,348
    13,400   MetLife Inc.,
                6.694% Pfd., Ser. A (a) ...........       348,190       338,350
     3,000   Morgan Stanley
                Capital Trust VIII,
                6.450% Pfd. .......................        69,903        67,020
    12,900   Wells Fargo Capital Trust IV,
                7.000% Pfd. .......................       331,400       321,339
                                                      -----------   -----------
                                                        2,430,101     2,340,889
                                                      -----------   -----------
             REAL ESTATE INVESTMENT TRUSTS -- 1.7%
    14,300   Public Storage Inc.,
                6.625% Pfd., Ser. M ...............       356,856       316,745
                                                      -----------   -----------
             TOTAL
                PREFERRED STOCKS ..................     3,091,353     2,957,274
                                                      -----------   -----------
             CONVERTIBLE PREFERRED STOCKS -- 6.0%
             ENERGY AND UTILITIES: INTEGRATED -- 1.9%
     5,100   Entergy Corp.,
                7.625% Cv. Pfd. ...................       270,415       340,935
                                                      -----------   -----------
             FINANCIAL SERVICES -- 2.8%
       500   Alleghany Corp.,
                5.750% Cv. Pfd. ...................       139,920       185,625
    12,500   Lehman Brothers
                Holdings Inc.,
                6.250% Cv. Pfd., Ser. GIS .........       332,511       331,875
                                                      -----------   -----------
                                                          472,431       517,500
                                                      -----------   -----------
             METALS AND MINING -- 1.4%
     1,600   Freeport-McMoRan
                Copper & Gold Inc.,
                6.750% Cv. Pfd. ...................       162,622       248,160
                                                      -----------   -----------
             TOTAL CONVERTIBLE
                PREFERRED STOCKS ..................       905,468     1,106,595
                                                      -----------   -----------

                See accompanying notes to financial statements.

GAMCO WESTWOOD INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

 PRINCIPAL                                                             MARKET
  AMOUNT                                                  COST         VALUE
----------                                            -----------   -----------
             CORPORATE BONDS -- 3.8%
             ENERGY AND UTILITIES: OIL -- 1.6%
$  300,000   Anadarko Petroleum Corp.,
                6.094%, 09/15/09 (a) ..............   $   300,179   $   298,404
                                                      -----------   -----------
             FINANCIAL SERVICES -- 1.3%
   250,000   American Express
                Credit Corp., MTN,
                5.913%, 06/16/11 (a) ..............       250,000       247,925
                                                      -----------   -----------
             METALS AND MINING -- 0.8%
   140,000   Freeport-McMoRan
                Copper & Gold Inc.,
                8.564%, 04/01/15 (a) ..............       142,929       145,775
                                                      -----------   -----------
             TOTAL
                CORPORATE BONDS ...................       693,108       692,104
                                                      -----------   -----------

             U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.4%
             FEDERAL HOME LOAN BANK -- 6.8%
   375,000      4.625%, 01/18/08 ..................       374,433       374,653
   325,000      5.125%, 06/18/08 ..................       325,192       325,864
   550,000      4.625%, 11/21/08 ..................       547,068       550,630
                                                      -----------   -----------
                                                        1,246,693     1,251,147
                                                      -----------   -----------
             FEDERAL HOME LOAN MORTGAGE CORP. -- 2.7%
   500,000      3.625%, 09/15/08 ..................       492,449       495,580
                                                      -----------   -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.9%
   350,000      3.250%, 11/15/07 ..................       349,157       349,157
                                                      -----------   -----------
             TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS ................     2,088,299     2,095,884
                                                      -----------   -----------

 PRINCIPAL                                                             MARKET
  AMOUNT                                                  COST         VALUE
----------                                            -----------   -----------
             U.S. GOVERNMENT OBLIGATIONS -- 10.4%
             U.S. TREASURY BILLS -- 2.3%
$  424,000   U.S. Treasury Bills,
                3.864% to 4.065%++,
                10/11/07 to 03/20/08 ..............   $   421,333   $   421,345
                                                      -----------   -----------
             U.S. TREASURY NOTES -- 8.1%
   325,000      4.875%, 05/31/08 ..................       325,115       326,574
   550,000      4.875%, 08/31/08 ..................       549,772       553,739
   600,000      3.375%, 12/15/08 ..................       588,856       595,828
                                                      -----------   -----------
                                                        1,463,743     1,476,141
                                                      -----------   -----------
             TOTAL U.S. GOVERNMENT
                OBLIGATIONS .......................     1,885,076     1,897,486
                                                      -----------   -----------
             TOTAL
                INVESTMENTS -- 99.8% ..............   $18,061,786    18,308,859
                                                      ===========
             OTHER ASSETS AND LIABILITIES (NET) -- 0.2% .........        41,604
                                                                    -----------
             NET ASSETS -- 100.0% ...............................   $18,350,463
                                                                    ===========

----------
(a) Floating rate security. The rate disclosed is that in effect at September 30, 2007.

++    Represents annualized yield at date of purchase.

ADR   American Depository Receipt

MTN   Medium Term Note

                 See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

                                                       MIGHTY        EQUITY       BALANCED    INTERMEDIATE    SMALLCAP     INCOME
                                                  MITES(SM) FUND      FUND          FUND        BOND FUND   EQUITY FUND     FUND
                                                  --------------  ------------  ------------  ------------  -----------  -----------
ASSETS:
  Investments, at value (cost $39,557,922,
    $154,654,833, $137,968,653, $9,252,367,
    $8,852,090, and $18,061,786,
    respectively) ..............................  $   53,012,994  $186,951,298  $154,286,854  $  9,247,209  $10,248,837  $18,308,859
  Cash .........................................           1,276     6,642,739     7,347,659       314,083          391           --
  Receivable for investments sold ..............          82,650            --            --            --           --           --
  Receivable for Fund shares sold ..............         925,690       368,740       163,190            80       15,231       52,254
  Dividends and interest receivable ............          33,106       267,197       856,656       105,433        6,213       79,206
  Prepaid expenses .............................          26,358        28,075        27,282        20,368       18,547       27,730
                                                  --------------  ------------  ------------  ------------  -----------  -----------
  TOTAL ASSETS .................................      54,082,074   194,258,049   162,681,641     9,687,173   10,289,219   18,468,049
                                                  --------------  ------------  ------------  ------------  -----------  -----------
LIABILITIES:
  Payable to custodian .........................              --            --            --            --           --       70,689
  Payable for investments purchased ............         975,439            --     3,269,667        50,432      491,969           --
  Payable for Fund shares redeemed .............          40,024       138,021       283,445            54        6,936          991
  Distributions payable ........................              --           156            --         5,952           --           --
  Payable for investment advisory fees .........          40,520       155,258        96,334        12,984        7,944       14,493
  Payable for distribution fees ................          11,849        39,691        33,951         2,060        2,291        4,007
  Payable for accounting fees ..................              --         3,753         3,753            --           --           --
  Payable for legal and audit fees .............          26,984        70,621        61,080        17,891       18,183       19,875
  Payable for shareholder communications
    expenses ...................................          13,188        20,288        14,038         3,579        1,765        2,129
  Payable for shareholder services fees ........           5,980        43,140        14,914         1,985        2,468        2,643
  Other accrued expenses .......................           7,205         4,305         3,944         2,361        2,372        2,759
                                                  --------------  ------------  ------------  ------------  -----------  -----------
  TOTAL LIABILITIES ............................       1,121,189       475,233     3,781,126        97,298      533,928      117,586
                                                  --------------  ------------  ------------  ------------  -----------  -----------
  NET ASSETS ...................................  $   52,960,885  $193,782,816  $158,900,515  $  9,589,875  $ 9,755,291  $18,350,463
                                                  ==============  ============  ============  ============  ===========  ===========
NET ASSETS CONSIST OF:
  Paid-in capital, at $0.001 par value .........  $   34,673,296  $137,325,737  $131,272,963  $  9,634,728  $15,208,041  $17,726,485
  Accumulated net investment income (loss) .....         195,407       531,934        73,636          (465)      (1,369)     154,764
  Accumulated net realized gain (loss) on
    investments and foreign currency
    transactions ...............................       4,636,386    23,628,680    11,235,715       (39,241)  (6,848,128)     222,141
  Net unrealized appreciation/(depreciation)
    on investments .............................      13,455,072    32,296,465    16,318,201        (5,158)   1,396,747      247,073
  Net unrealized appreciation on foreign
    currency translations ......................             724            --            --            11           --           --
                                                  --------------  ------------  ------------   -----------  -----------  -----------
  NET ASSETS .................................... $   52,960,885  $193,782,816  $158,900,515  $  9,589,875  $ 9,755,291  $18,350,463
                                                  ==============  ============  ============  ============  ===========  ===========
SHARES OF BENEFICIAL INTEREST:
  CLASS AAA:
  Net assets ...................................  $   48,251,973  $189,912,471  $152,185,452  $  9,413,020  $ 8,672,307  $17,871,237
                                                  ==============  ============  ============  ============  ===========  ===========
  Shares of beneficial interest outstanding;
    unlimited number of shares authorized ......       2,829,234    15,030,856    12,100,309       871,300      578,526    1,750,609
                                                  ==============  ============  ============  ============  ===========  ===========
  NET ASSET VALUE, offering and redemption
    price per share ............................  $        17.05  $      12.63  $      12.58  $      10.80  $     14.99  $     10.21
                                                  ==============  ============  ============  ============  ===========  ===========
  CLASS A:
  Net assets ...................................  $    2,246,495  $  3,527,426  $  5,518,545  $     68,903  $   778,064  $    79,446
                                                  ==============  ============  ============  ============  ===========  ===========
  Shares of beneficial interest outstanding;
    unlimited number of shares authorized ......         132,606       280,628       436,954         6,378       52,239        7,540
                                                  ==============  ============  ============  ============  ===========  ===========
  NET ASSET VALUE and redemption price per
    share                                         $        16.94  $      12.57  $      12.63  $      10.80  $     14.89  $     10.54
                                                  ==============  ============  ============  ============  ===========  ===========
  Maximum offering price per share (NAV/.96,
    based on maximum sales charge of 4.00% of
    the offering price) ........................  $        17.65  $      13.09  $      13.16  $      11.25  $     15.51  $     10.98
                                                  ==============  ============  ============  ============  ===========  ===========
  CLASS B:
  Net assets ...................................  $      421,777  $     23,151  $    193,835  $     92,897  $     7,215  $     2,287
                                                  ==============  ============  ============  ============  ===========  ===========
  Shares of beneficial interest outstanding;
    unlimited number of shares authorized ......          26,018         1,873        15,238         8,603        499.8        212.3
                                                  ==============  ============  ============  ============  ===========  ===========
  NET ASSET VALUE and offering price per
    share (a) ..................................  $        16.21  $      12.36  $      12.72  $      10.80  $     14.44  $     10.77
                                                  ==============  ============  ============  ============  ===========  ===========
  CLASS C:
  Net assets ...................................  $    2,040,640  $    319,768  $  1,002,683  $     15,055  $   297,705  $   397,493
                                                  ==============  ============  ============  ============  ===========  ===========
  Shares of beneficial interest outstanding;
    unlimited number of shares authorized ......         126,530        25,880        78,690         1,464       20,806       35,442
                                                  ==============  ============  ============  ============  ===========  ===========
  NET ASSET VALUE and offering price per
      share (a) ................................  $        16.13  $      12.36  $      12.74  $      10.28  $     14.31  $     11.22
                                                  ==============  ============  ============  ============  ===========  ===========

----------
(a) Redemption price varies based on the length of time held.

                 See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2007
--------------------------------------------------------------------------------

                                                     MIGHTY         EQUITY       BALANCED    INTERMEDIATE    SMALLCAP      INCOME
                                                 MITES(SM) FUND      FUND          FUND        BOND FUND    EQUITY FUND     FUND
                                                 --------------  ------------  ------------  ------------  ------------  ----------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $5,756,
    $528, $585,$0, $0, and $0, respectively) ..  $      811,292  $  3,411,792  $  1,707,617            --  $    116,065  $  641,522
  Interest ....................................          76,217        38,612     2,891,159  $    446,477         5,648     249,812
                                                 --------------  ------------  ------------  ------------  ------------  ----------
  TOTAL INVESTMENT INCOME .....................         887,509     3,450,404     4,598,776       446,477       121,713     891,334
                                                 --------------  ------------  ------------  ------------  ------------  ----------
EXPENSES:
  Investment advisory fees ....................         412,566     1,876,762     1,167,818        56,592       100,094     144,938
  Distribution fees - Class AAA ...............          99,418       460,415       372,230        23,016        22,859      35,781
  Distribution fees - Class A .................           1,469        15,766        28,184           237         2,837         387
  Distribution fees - Class B .................           4,895           285         1,833         1,558            70          22
  Distribution fees - Class C .................           7,060         3,284         9,969            19         2,912       1,017
  Accounting fees .............................              --        45,000        45,000            --            --          --
  Custodian fees ..............................          28,526       103,548       128,112        11,208        21,697      38,699
  Interest expense ............................           1,477            --            --            --           100         367
  Legal and audit fees ........................          48,063        70,587        63,358        26,253        33,871      52,806
  Registration expenses .......................           9,344        20,685        15,376        13,050        14,037      13,853
  Shareholder communications expenses .........          27,842        53,169        40,757         8,552         6,400       8,722
  Shareholder services fees ...................          27,418       189,750       100,693         8,799        13,396      13,141
  Trustees' fees ..............................           2,277        10,883         8,926           559           585         801
  Miscellaneous expenses ......................          17,938        23,743        21,226         6,263         9,136       8,624
                                                 --------------  ------------  ------------  ------------  ------------  ----------
  TOTAL EXPENSES ..............................         688,293     2,873,877     2,003,482       156,106       227,994     319,158
                                                 --------------  ------------  ------------  ------------  ------------  ----------
  LESS:
    Expense reimbursements (see Note 3) .......              --            --            --       (50,811)      (52,880)    (62,857)
    Custodian fee credits .....................            (619)     (103,069)     (127,394)       (9,725)      (21,318)    (37,576)
                                                 --------------  ------------  ------------  ------------  ------------  ----------
  TOTAL REIMBURSEMENTS AND CREDITS ............            (619)     (103,069)     (127,394)      (60,536)      (74,198)   (100,433)
                                                 --------------  ------------  ------------  ------------  ------------  ----------
  NET EXPENSES ................................         687,674     2,770,808     1,876,088        95,570       153,796     218,725
                                                 --------------  ------------  ------------  ------------  ------------  ----------
  NET INVESTMENT INCOME (LOSS) ................         199,835       679,596     2,722,688       350,907       (32,083)    672,609
                                                 --------------  ------------  ------------  ------------  ------------  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) on investments .....       5,199,138    25,589,050    11,476,050        (2,613)    1,433,147     304,989
  Net realized loss on foreign currency
    transactions ..............................          (1,118)           (2)           --            --            --          --
                                                 --------------  ------------  ------------  ------------  ------------  ----------
  Net realized gain (loss) on investments and
    foreign currency transactions .............       5,198,020    25,589,048    11,476,050        (2,613)    1,433,147     304,989
                                                 --------------  ------------  ------------  ------------  ------------  ----------
  Net change in unrealized appreciation/
    depreciation on investments ...............       2,971,714     7,079,829     5,542,110         2,737       463,604       1,934
  Net change in unrealized appreciation/
    depreciation on foreign currency
    translations ..............................             543            --            --            11            --          --
                                                 --------------  ------------  ------------  ------------  ------------  ----------
  Net change in unrealized appreciation/
    depreciation on investments and foreign
    currency translations .....................       2,972,257     7,079,829     5,542,110         2,748       463,604       1,934
                                                 --------------  ------------  ------------  ------------  ------------  ----------
  NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCY .......       8,170,277    32,668,877    17,018,160           135     1,896,751     306,923
                                                 --------------  ------------  ------------  ------------  ------------  ----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...........................  $    8,370,112  $ 33,348,473  $ 19,740,848  $    351,042  $  1,864,668  $  979,532
                                                 ==============  ============  ============  ============  ============  ==========

                See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      MIGHTY MITES(SM) FUND                    EQUITY FUND
                                                                --------------------------------   --------------------------------
                                                                FOR THE YEAR ENDED SEPTEMBER 30,   FOR THE YEAR ENDED SEPTEMBER 30,
                                                                --------------------------------   --------------------------------
                                                                      2007             2006             2007              2006
                                                                ---------------   --------------   --------------   ---------------
OPERATIONS:
   Net investment income (loss) .............................   $       199,835   $     (125,865)  $      679,596   $     1,000,235
   Net realized gain on investments and foreign currency
     transactions ...........................................         5,198,020        5,570,818       25,589,048        31,162,114
   Net change in unrealized appreciation/depreciation on
     investments and foreign currency translations ..........         2,972,257       (1,883,665)       7,079,829        (8,918,553)
                                                                ---------------   --------------   --------------   ---------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....         8,370,112        3,561,288       33,348,473        23,243,796
                                                                ---------------   --------------   --------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
       Class AAA ............................................                --               --         (737,096)         (782,257)
       Class A ..............................................                --               --           (4,914)          (14,014)
       Class B ..............................................                --               --               --               (77)
       Class C ..............................................                --               --               --              (619)
                                                                ---------------   --------------   --------------   ---------------
                                                                             --               --         (742,010)         (796,967)
                                                                ---------------   --------------   --------------   ---------------
   Net realized gain on investments
       Class AAA ............................................        (5,192,410)      (5,443,979)     (28,093,088)               --
       Class A ..............................................              (567)          (5,023)        (451,192)               --
       Class B ..............................................           (72,032)         (53,095)          (5,227)               --
       Class C ..............................................           (45,681)         (35,532)         (52,506)               --
                                                                ---------------   --------------   --------------   ---------------
                                                                     (5,310,690)      (5,537,629)     (28,602,013)               --
                                                                ---------------   --------------   --------------   ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................        (5,310,690)      (5,537,629)     (29,344,023)         (796,967)
                                                                ---------------   --------------   --------------   ---------------

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares issued
       Class AAA ............................................        13,160,409        2,461,715       38,533,796        33,121,467
       Class A ..............................................         2,241,765            1,008          564,785         1,707,348
       Class B ..............................................                --               --               --                --
       Class C ..............................................         1,845,146            2,900           18,205           268,288
                                                                ---------------   --------------   --------------   ---------------
                                                                     17,247,320        2,465,623       39,116,786        35,097,103
                                                                ---------------   --------------   --------------   ---------------
   Proceeds from reinvestment of distributions
       Class AAA ............................................         4,658,234        5,123,877       27,658,190           726,922
       Class A ..............................................               545            5,005          451,854             9,432
       Class B ..............................................            71,845           52,941            3,906                41
       Class C ..............................................            45,659           35,514           51,834               619
                                                                ---------------   --------------   --------------   ---------------
                                                                      4,776,283        5,217,337       28,165,784           737,014
                                                                ---------------   --------------   --------------   ---------------
   Cost of shares redeemed
       Class AAA ............................................        (9,412,055)     (15,297,041)     (49,588,854)      (64,882,159)
       Class A ..............................................           (11,391)         (39,730)        (363,055)       (1,573,899)
       Class B ..............................................          (131,824)         (15,709)         (12,586)           (1,442)
       Class C ..............................................          (176,399)         (43,008)         (71,724)         (131,911)
                                                                ---------------   --------------   --------------   ---------------
                                                                     (9,731,669)     (15,395,488)     (50,036,219)      (66,589,411)
                                                                ---------------   --------------   --------------   ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
       SHARES OF BENEFICIAL INTEREST TRANSACTIONS ...........        12,291,934       (7,712,528)      17,246,351       (30,755,294)
                                                                ---------------   --------------   --------------   ---------------
   REDEMPTION FEES ..........................................               131               --               --                --
                                                                ---------------   --------------   --------------   ---------------
   NET INCREASE (DECREASE) IN NET ASSETS ....................        15,351,487       (9,688,869)      21,250,801        (8,308,465)

NET ASSETS:
   Beginning of period ......................................        37,609,398       47,298,267      172,532,015       180,840,480
                                                                ---------------   --------------   --------------   ---------------
   End of period ............................................   $    52,960,885   $   37,609,398   $  193,782,816   $   172,532,015
                                                                ===============   ==============   ==============   ===============
   Undistributed net investment income ......................   $       195,407   $       98,410   $      531,934   $       594,350
                                                                ===============   ==============   ==============   ===============

                 See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                          BALANCED FUND                 INTERMEDIATE BOND FUND
                                                                --------------------------------   --------------------------------
                                                                FOR THE YEAR ENDED SEPTEMBER 30,   FOR THE YEAR ENDED SEPTEMBER 30,
                                                                --------------------------------   --------------------------------
                                                                      2007             2006             2007              2006
                                                                ---------------   --------------   --------------   ---------------
OPERATIONS:
   Net investment income ....................................   $     2,722,688   $    2,651,377   $      350,907   $       389,137
   Net realized gain (loss) on investments ..................        11,476,050       19,456,154           (2,613)          (12,289)
   Net change in unrealized appreciation/depreciation on
     investments ............................................         5,542,110       (7,798,557)           2,748           (90,810)
                                                                ---------------   --------------   --------------   ---------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....        19,740,848       14,308,974          351,042           286,038
                                                                ---------------   --------------   --------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
       Class AAA ............................................        (2,562,323)      (2,709,658)        (350,708)         (373,401)
       Class A ..............................................           (81,823)         (67,539)          (2,513)           (5,320)
       Class B ..............................................            (1,846)            (454)          (4,748)          (10,351)
       Class C ..............................................            (9,350)          (2,979)             (73)              (65)
                                                                ---------------   --------------   --------------   ---------------
                                                                     (2,655,342)      (2,780,630)        (358,042)         (389,137)
                                                                ---------------   --------------   --------------   ---------------
   Net realized gain on investments
       Class AAA ............................................       (18,214,060)      (9,760,439)              --           (14,113)
       Class A ..............................................          (697,805)        (364,172)              --              (241)
       Class B ..............................................           (22,753)          (9,202)              --              (665)
       Class C ..............................................          (127,276)         (61,573)              --                --*
                                                                ---------------   --------------   --------------   ---------------
                                                                    (19,061,894)     (10,195,386)              --           (15,019)
                                                                ---------------   --------------   --------------   ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................       (21,717,236)     (12,976,016)        (358,042)         (404,156)
                                                                ---------------   --------------   --------------   ---------------

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares issued
       Class AAA ............................................        27,827,449       27,845,576        1,292,471         2,310,376
       Class A ..............................................           376,204          795,329            9,000           168,497
       Class B ..............................................            43,323            3,171               --           137,989
       Class C ..............................................           174,540          103,367           89,952            53,292
                                                                ---------------   --------------   --------------   ---------------
                                                                     28,421,516       28,747,443        1,391,423         2,670,154
                                                                ---------------   --------------   --------------   ---------------
   Proceeds from reinvestment of distributions
       Class AAA ............................................        19,991,375       11,833,526          272,125           329,870
       Class A ..............................................           685,203          388,820            2,478             5,414
       Class B ..............................................            15,985            8,142              880             5,372
       Class C ..............................................           108,766           52,080               17                --
                                                                ---------------   --------------   --------------   ---------------
                                                                     20,801,329       12,282,568          275,500           340,656
                                                                ---------------   --------------   --------------   ---------------
   Cost of shares redeemed
       Class AAA ............................................       (38,789,648)     (40,477,393)      (2,061,718)       (2,883,978)
       Class A ..............................................        (1,054,294)      (1,305,055)         (34,365)         (138,752)
       Class B ..............................................            (3,077)         (11,401)        (190,022)         (235,964)
       Class C ..............................................          (209,433)        (208,504)         (75,258)          (53,344)
                                                                ---------------   --------------   --------------   ---------------
                                                                    (40,056,452)     (42,002,353)      (2,361,363)       (3,312,038)
                                                                ---------------   --------------   --------------   ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
       SHARES OF BENEFICIAL INTEREST TRANSACTIONS .............       9,166,393         (972,342)        (694,440)         (301,228)
                                                                ---------------   --------------   --------------   ---------------
   NET INCREASE (DECREASE) IN NET ASSETS ....................         7,190,005          360,616         (701,440)         (419,346)

NET ASSETS:
   Beginning of period ......................................       151,710,510      151,349,894       10,291,315        10,710,661
                                                                ---------------   --------------   --------------   ---------------
   End of period ............................................   $   158,900,515   $  151,710,510   $    9,589,875   $    10,291,315
                                                                ===============   ==============   ==============   ===============
   Undistributed net investment income ......................   $        73,636   $        2,000               --                --
                                                                ===============   ==============   ==============   ===============

----------
*     Amount represents less than $1.00.

                 See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                      SMALLCAP EQUITY FUND                    INCOME FUND
                                                                --------------------------------   --------------------------------
                                                                FOR THE YEAR ENDED SEPTEMBER 30,   FOR THE YEAR ENDED SEPTEMBER 30,
                                                                --------------------------------   --------------------------------
                                                                      2007             2006             2007              2006
                                                                ---------------   --------------   --------------   ---------------
OPERATIONS:
   Net investment income (loss) .............................   $       (32,083)  $      112,195   $      672,609   $       600,887
   Net realized gain on investments .........................         1,433,147        1,048,122          304,989         2,485,605
   Net change in unrealized appreciation/depreciation on
     investments ............................................           463,604         (156,440)           1,934        (2,698,672)
                                                                ---------------   --------------   --------------   ---------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....         1,864,668        1,003,877          979,532           387,820
                                                                ---------------   --------------   --------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
       Class AAA ............................................          (105,452)              --         (635,769)         (415,259)
       Class A ..............................................            (4,971)              --           (3,135)           (2,324)
       Class B ..............................................               (18)              --              (78)              (23)
       Class C ..............................................            (1,872)              --           (4,873)             (162)
                                                                ---------------   --------------   --------------   ---------------
                                                                       (112,313)              --         (643,855)         (417,768)
                                                                ---------------   --------------   --------------   ---------------
   Net realized gain on investments
       Class AAA ............................................                --               --       (2,261,447)       (4,124,003)
       Class A ..............................................                --               --          (20,488)          (24,170)
       Class B ..............................................                --               --             (414)             (544)
       Class C ..............................................                --               --           (3,062)           (3,976)
                                                                ---------------   --------------   --------------   ---------------
                                                                             --               --       (2,285,411)       (4,152,693)
                                                                ---------------   --------------   --------------   ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................          (112,313)              --       (2,929,266)       (4,570,461)
                                                                ---------------   --------------   --------------   ---------------

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares issued
       Class AAA ............................................         3,612,664        2,726,239       13,573,132         4,386,990
       Class A ..............................................           382,618          278,007           81,406               288
       Class B ..............................................                --               --               --                --
       Class C ..............................................            37,487          225,481          386,845                --
                                                                ---------------   --------------   --------------   ---------------
                                                                      4,032,769        3,229,727       14,041,383         4,387,278
                                                                ---------------   --------------   --------------   ---------------
   Proceeds from reinvestment of distributions
       Class AAA ............................................            77,961               --        2,752,191         4,301,518
       Class A ..............................................             4,969               --           22,075            26,449
       Class B ..............................................                18               --              463               520
       Class C ..............................................             1,871               --            7,879             4,093
                                                                ---------------   --------------   --------------   ---------------
                                                                         84,819               --        2,782,608         4,332,580
                                                                ---------------   --------------   --------------   ---------------
   Cost of shares redeemed
       Class AAA ............................................        (5,355,936)      (3,680,038)      (8,584,925)       (8,661,378)
       Class A ..............................................           (95,381)         (26,885)        (104,769)               --
       Class B ..............................................               (70)          (5,461)              --                --
       Class C ..............................................           (27,549)              --           (3,037)               --
                                                                ---------------   --------------   --------------   ---------------
                                                                     (5,478,936)      (3,712,384)      (8,692,731)       (8,661,378)
                                                                ---------------   --------------   --------------   ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
       SHARES OF BENEFICIAL INTEREST TRANSACTIONS ...........        (1,361,348)        (482,657)       8,131,260            58,480
                                                                ---------------   --------------   --------------   ---------------
   NET INCREASE (DECREASE) IN NET ASSETS ....................           391,007          521,220        6,181,526        (4,124,161)

NET ASSETS:
   Beginning of period ......................................         9,364,284        8,843,064       12,168,937        16,293,098
                                                                ---------------   --------------   --------------   ---------------
   End of period ............................................   $     9,755,291   $    9,364,284   $   18,350,463   $    12,168,937
                                                                ===============   ==============   ==============   ===============
   Undistributed net investment income ......................                --   $      112,195   $      154,764   $        11,745
                                                                ===============   ==============   ==============   ===============

                 See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The GAMCO Westwood Funds (the "Trust"), formerly The Westwood Funds, was organized as a Massachusetts business trust on June 12, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the
"1940 Act"), as a diversified open-end management investment company and currently consists of six active separate investment portfolios: GAMCO Westwood Mighty Mites(SM) Fund ("Mighty Mites(SM) Fund"), GAMCO Westwood Equity Fund ("Equity Fund"), GAMCO Westwood Balanced Fund ("Balanced Fund"), GAMCO Westwood Intermediate Bond Fund ("Intermediate Bond Fund"), GAMCO Westwood SmallCap
Equity Fund ("SmallCap Equity Fund"), and GAMCO Westwood Income Fund ("Income Fund") (individually, a "Fund" and collectively, the "Funds"), each with four classes of shares outstanding. Each class of shares outstanding bears the same voting, dividend, liquidation, and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class.

The investment objectives of each Fund are as follows:

o Mighty Mites(SM) Fund seeks to provide long-term capital appreciation by investing primarily in micro-capitalization equity securities.

o Equity Fund seeks to provide capital appreciation. The Fund's secondary goal is to produce current income.

o Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

o Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

o SmallCap Equity Fund seeks to provide long-term capital appreciation by investing primarily in smaller capitalization equity securities.

o Income Fund seeks to provide a high level of current income as well as long-term capital appreciation by investing primarily in income producing equity and fixed income securities.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Advisers, Inc. (the "Adviser").

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

GAMCO WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

In September 2006, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the requirements of SFAS 157 against its current valuation policies to determine future applicability.

ACCOUNTING FOR REAL ESTATE INVESTMENT TRUSTS. The Balanced, Intermediate Bond, SmallCap Equity, and Income Funds own shares of Real Estate Investment Trusts ("REITs") which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction to the cost of the individual REIT and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

SECURITIES SOLD SHORT. The Mighty Mites(SM) Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Mighty Mites(SM) Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Mighty Mites(SM) Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Mighty Mites(SM) Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Mighty Mites(SM) Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The Mighty Mites(SM) Fund did not hold any short positions as of September 30, 2007.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

FOREIGN SECURITIES. The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

FOREIGN TAXES. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest up to 10% (except for the Mighty Mites(SM) Fund, SmallCap Equity Fund, and Income Fund which may invest up to 15%) of its net assets in restricted securities issued under
Section 4(2) of the Securities Act of 1933, as amended. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Rule 144A securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

GAMCO WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Funds are informed of the dividend.

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each Fund's average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in a Fund's custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under each custody arrangement are included in custodian fees in the Statements of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 90% of the current Treasury Bill rate. This amount, if any, is shown as "interest expense" in the Statements of Operations.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions from net investment income are declared and paid annually for the Mighty Mites(SM), Equity, and SmallCap Equity Funds, and quarterly for the Balanced and Income Funds. The Intermediate Bond Fund declares dividends daily and pays those dividends monthly. Distributions of net realized gain on investments are normally declared and paid at least annually by each Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Funds. For the fiscal year ended September 30, 2007, the following reclassifications were made to increase (decrease) such amounts with offsetting adjustments to paid-in capital. These reclassifications were primarily the recharacterization of shareholder distributions, distributions from paydowns, partnership interests, and net operating losses.

                                 ACCUMULATED UNDISTRIBUTED     ACCUMULATED NET REALIZED
                               NET INVESTMENT INCOME (LOSS)   GAIN (LOSS) ON INVESTMENTS   PAID-IN CAPITAL
                               ----------------------------   --------------------------   ---------------
Mighty Mites(SM) Fund ......            $ (102,838)                   $ 134,111               $ (31,273)
Equity Fund ................                    (2)                           2                      --
Balanced Fund ..............                 4,290                       (4,290)                     --
Intermediate Bond Fund .....                 7,135                       (7,135)                     --
SmallCap Equity Fund .......                30,832                       (5,516)                (25,316)
Income Fund ................               114,265                       20,977                (135,242)

The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 was as follows:

                                                      MIGHTY MITES(SM) FUND           EQUITY FUND               BALANCED FUND
                                                    ------------------------  ------------------------  --------------------------
                                                    YEAR ENDED SEPTEMBER 30,  YEAR ENDED SEPTEMBER 30,   YEAR ENDED SEPTEMBER 30,
                                                    ------------------------  ------------------------  --------------------------
                                                        2007         2006         2007         2006        2007           2006
                                                    -----------  -----------  ------------  ----------  ------------  ------------
Ordinary Income
   (inclusive of short-term capital gains) .......           --           --  $  2,016,357  $  796,967  $  6,207,247  $  3,260,752
Net long-term capital gains ......................  $ 5,310,690  $ 5,537,629    27,327,666          --    15,509,989     9,715,264
                                                    -----------  -----------  ------------  ----------  ------------  ------------
Total distributions paid .........................  $ 5,310,690  $ 5,537,629  $ 29,344,023  $  796,967  $ 21,717,236  $ 12,976,016
                                                    ===========  ===========  ============  ==========  ============  ============

                                                     INTERMEDIATE BOND FUND     SMALLCAP EQUITY FUND            INCOME FUND
                                                    ------------------------  ------------------------  --------------------------
                                                    YEAR ENDED SEPTEMBER 30,  YEAR ENDED SEPTEMBER 30,   YEAR ENDED SEPTEMBER 30,
                                                    ------------------------  ------------------------  --------------------------
                                                        2007         2006         2007         2006        2007           2006
                                                    -----------  -----------  ------------  ----------  ------------  ------------
Ordinary Income
   (inclusive of short-term capital gains) .......  $   358,042  $   397,787  $    112,313          --  $    612,849  $    522,331
Net long-term capital gains. .....................           --        6,369            --          --     2,316,417     4,048,130
Return of capital ................................           --           --            --          --            --            --
                                                    -----------  -----------  ------------  ----------  ------------  ------------
Total distributions paid .........................  $   358,042  $   404,156  $    112,313          --  $  2,929,266  $  4,570,461
                                                    ===========  ===========  ============  ==========  ============  ============

GAMCO WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

PROVISION FOR INCOME TAXES. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Funds' net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2007, the components of accumulated earnings/(losses) on a tax basis were as follows:

                                                   MIGHTY         EQUITY        BALANCED    INTERMEDIATE    SMALLCAP      INCOME
                                              MITES(SM) FUND       FUND           FUND        BOND FUND   EQUITY FUND      FUND
                                              --------------  -------------  -------------  ------------  -----------  ------------
Undistributed ordinary income/(loss) .......   $    224,614   $   6,721,667  $   3,153,770  $   5,487              --  $     32,209
Undistributed long-term capital gain .......      4,674,421      17,468,025      8,189,304         --              --       247,542
Accumulated capital loss carryforward ......             --              --             --    (16,921)    $(6,843,479)           --
Unrealized appreciation/(depreciation) .....     13,389,672      32,267,546     16,284,478     (7,919)      1,393,510       395,837
Post-October losses ........................         (1,118)             (2)            --    (19,548)             --           (34)
Distribution payable .......................             --            (157)            --     (5,952)             --
Other temporary differences ................             --              --             --         --          (2,781)      (51,576)
                                               ------------   -------------  -------------  ---------     -----------  ------------
Total accumulated income/loss ..............   $ 18,287,589   $  56,457,079  $  27,627,552  $ (44,853)    $(5,452,750) $    623,978
                                               ============   =============  =============  =========     ===========  ============

At September 30, 2007, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributable to the tax basis deferral of losses on wash sales. Additionally, the Income, Equity, and Balanced Funds have basis adjustments due to investments in publicly traded partnerships, and the Income Fund has basis adjustments due to income accruals on hybrid securities.

The following summarizes capital loss carryforwards and expiration dates for each Fund at September 30, 2007:

                                                   MIGHTY         EQUITY        BALANCED    INTERMEDIATE    SMALLCAP      INCOME
EXPIRING IN FISCAL YEAR                       MITES(SM) FUND       FUND           FUND        BOND FUND   EQUITY FUND      FUND
-----------------------                       --------------  -------------  -------------  ------------  -----------  ------------
2010 .......................................        --              --             --               --    $ 1,997,993       --
2011 .......................................        --              --             --               --      4,845,486       --
2012 .......................................        --              --             --               --             --       --
2013 .......................................        --              --             --               --             --       --
2014 .......................................        --              --             --         $  3,903             --       --
2015 .......................................        --              --             --           13,018             --       --

These capital loss carryforwards are available to reduce future required distributions of net capital gains to shareholders.

During the fiscal year ended September 30, 2007, the SmallCap Equity Fund utilized capital loss carryforwards of $1,397,683.

Under the current tax law, capital losses related to securities realized after October 31 and prior to the Funds' fiscal year end may be treated as occurring on the first day of the following year. For the fiscal year ended September 30, 2007, the Intermediate Bond Fund deferred capital losses of $19,548, and the Mighty Mites(SM), Equity, and Income Funds deferred currency losses of $1,118, $2, and $34, respectively.

The following summarizes the tax cost of investments and the related unrealized appreciation/(depreciation) at September 30, 2007:

                                                   MIGHTY         EQUITY        BALANCED    INTERMEDIATE    SMALLCAP      INCOME
                                              MITES(SM) FUND       FUND           FUND        BOND FUND   EQUITY FUND      FUND
                                              --------------  -------------  -------------  ------------  -----------  ------------
Aggregate cost of investments ..............   $ 39,624,046   $ 154,683,752  $ 138,002,376  $ 9,255,139   $ 8,855,327  $ 17,913,022
                                               ============   =============  =============  ===========   ===========  ============
Gross unrealized appreciation ..............   $ 16,391,863   $  33,590,820  $  17,262,572  $   103,992   $ 1,587,613  $    859,918
Gross unrealized depreciation ..............     (3,002,915)     (1,323,274)      (978,094)    (111,922)     (194,103)     (464,081)
                                               ------------   -------------  -------------  -----------   -----------  ------------
Net unrealized appreciation/
   (depreciation) ..........................   $ 13,388,948   $  32,267,546  $  16,284,478  $    (7,930)  $ 1,393,510  $    395,837
                                               ============   =============  =============  ===========   ===========  ============

FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109" (the "Interpretation") established a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether a Fund is taxable in a particular jurisdiction) and required certain expanded tax disclosures. Management is still assessing the impact of the Interpretation on these financial statements.

GAMCO WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS. The Funds have entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% for the Mighty Mites(SM), Equity, SmallCap Equity, and Income Funds, 0.75% for the Balanced Fund, and 0.60% for the Intermediate Bond Fund, of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Funds' portfolios, oversees the administration of all aspects of the Funds' business and affairs, and pays the compensation of all Officers and Trustees of the Funds who are affiliated persons of the Adviser. The Adviser has contractually agreed to waive investment advisory fees and/or to reimburse expenses to the Intermediate Bond, SmallCap Equity, and Income Funds in the event annual expenses of such Funds exceed certain prescribed limits. Such fee waiver/reimbursement arrangement will continue until at least September 30, 2008. The reimbursement agreement ended on September 30, 2005 for the Mighty Mites(SM) Fund. For the fiscal year ended September 30, 2007, the Adviser waived fees or reimbursed expenses in the amounts of $50,811, $52,880, and $62,857 for the Intermediate Bond, SmallCap Equity, and Income Funds, respectively.

The Intermediate Bond, SmallCap Equity, and Income Funds are obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Funds only to the extent that the operating expenses of the Funds fall below the applicable expense limitation for Class AAA of 1.00%, 1.50%, and 1.50%, respectively, and for Class A of 1.10%, 1.75%, and
1.75%, respectively, and for Class B and Class C of 1.75%, 2.25%, and 2.25%, respectively of average daily net assets, the annual limitation under the Advisory Agreement. The Mighty Mites(SM) Fund's expense ratio for the fiscal year ending September 30, 2007 was not less than its prior expense cap of 1.50%, 1.75%, 2.25% and 2.25% for Class AAA, Class A, Class B, and Class C Shares, respectively. The Fund did not repay the Adviser for any amounts which were under the limits for the respective Class(es) up to the amount the Adviser reimbursed the Fund in the fiscal year ended September 30, 2005. As of September 30, 2007, the cumulative unreimbursed amounts which may be recovered by the Adviser within the next two fiscal years are $100,599, $83,358, and $113,286 for the Intermediate Bond, SmallCap Equity, and Income Funds, respectively.

Prior to July 1, 2007, the Adviser had a Sub-Advisory Agreement with Westwood Management Corp. (the "Sub-Adviser") for all Funds except the Mighty Mites(SM) Fund, for which there is not a Sub-Advisory agreement. The Adviser pays the Sub-Adviser out of its advisory fees with respect to the Funds (except the Mighty Mites(SM) Fund) a fee computed daily and payable monthly, in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all applicable Funds or (ii) 35% of the net revenues to the Adviser from the applicable Funds. For the fiscal year ended September 30, 2007, the Adviser informed the Funds that it paid collectively to the Sub-Adviser fees of $838,389 for the Equity, Balanced, Intermediate Bond, SmallCap Equity, and Income Funds.

Effective July 1, 2007, the Adviser assumed all of the duties and responsibilities with respect to the SmallCap Equity Fund and the Income Fund that had been delegated to the Sub-Adviser. The Sub-Adviser continues to serve as such to the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund. Gabelli Advisers, Inc. remains as the investment adviser to the Mighty Mites(SM) Fund, SmallCap Equity Fund, and the Income Fund.

The Trust pays each Trustee that is not considered to be an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Funds.

4. DISTRIBUTION PLAN. The Trust's Board has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, serves as distributor of the Funds. Under the Class AAA, Class A, Class B, and
Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.50% (for the Intermediate Bond Fund's Class A Shares at an annual rate of 0.35%), 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

GAMCO WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the fiscal year ended September 30, 2007, other than short-term securities, are as follows:

                                              PURCHASES           SALES          PURCHASES       SALES
                                           (EXCLUDING U.S.   (EXCLUDING U.S.      OF U.S.       OF U.S.
                                              GOVERNMENT        GOVERNMENT      GOVERNMENT     GOVERNMENT
                                             SECURITIES)       SECURITIES)      SECURITIES     SECURITIES
                                           ---------------   ---------------   ------------   -----------
Mighty Mites(SM) Fund ..................    $   9,240,605     $   8,313,483              --            --
Equity Fund ............................      105,723,639       121,786,256              --            --
Balanced Fund ..........................       53,626,110        57,226,775    $ 14,509,778   $ 5,096,934
Intermediate Bond Fund .................          398,533                --       1,394,730     1,335,289
SmallCap Equity Fund ...................        8,320,594        10,134,695              --            --
Income Fund ............................       10,997,983         4,018,545       4,065,043     2,504,751

6. TRANSACTIONS WITH AFFILIATES. During the fiscal year ended September 30, 2007, the Mighty Mites(SM) Fund and the Income Fund paid brokerage commissions on security trades of $22,417 and $6,916 respectively to Gabelli & Company. Additionally, Gabelli & Company informed the Trust that it received $17,300 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating each Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between each Fund and the Adviser. During the fiscal year ended September 30, 2007, the Equity and Balanced Funds each paid or accrued $45,000 to the Adviser in connection with the cost of computing these Funds' NAVs. A reimbursement was not sought during the fiscal year ended September 30, 2007 for the Mighty Mites(SM), Intermediate Bond, SmallCap Equity, and Income Funds.

7. SHARES OF BENEFICIAL INTEREST. The Funds currently offer four classes of shares - Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Class AAA Shares are offered only to investors who acquire them directly from Gabelli & Company, or through selected broker/dealers, or the transfer agent without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.00%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Company. The Board has approved Class I Shares which have not been offered publicly.

Only the Mighty Mites(SM) Fund imposes a redemption fee of 2.00% on Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Mighty Mites(SM) Fund. The redemption fees retained by the Mighty Mites SM Fund during the fiscal year ended September 30, 2007 amounted to $131.

The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption was initiated by the Mighty Mites(SM) Fund,
(iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Mighty Mites(SM) Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

GAMCO WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Transactions in shares of beneficial interest were as follows:

                                                       ------------------------  ------------------------  -------------------------
                                                       YEAR ENDED SEPTEMBER 30,  YEAR ENDED SEPTEMBER 30,   YEAR ENDED SEPTEMBER 30,
                                                       ------------------------  ------------------------  -------------------------
                                                          2007         2006          2007         2006         2007         2006
                                                       ---------   ------------  -----------  -----------  -----------  ------------
                                                        MIGHTY MITES (SM) FUND           EQUITY FUND              BALANCED FUND
                                                       ------------------------  ------------------------  -------------------------
CLASS AAA
Shares sold ........................................     783,276        161,543    3,159,294    2,831,089    2,267,326    2,232,486
Shares issued upon reinvestment of distributions ...     309,929        350,949    2,471,688       64,387    1,709,223      977,328
Shares redeemed ....................................    (565,605)      (990,386)  (4,141,576)  (5,457,286)  (3,184,984)  (3,247,049)
                                                       ---------   ------------  -----------  -----------  -----------  -----------
   Net increase (decrease) in Class AAA shares .....     527,600       (477,894)   1,489,406   (2,561,810)     791,565      (37,235)
                                                       =========   ============  ===========  ===========  ===========  ===========
CLASS A
Shares sold ........................................     133,030             64       47,697      153,176       31,137       63,619
Shares issued upon reinvestment of distributions ...          37            344       40,525          838       58,360       32,181
Shares redeemed ....................................        (687)        (2,646)     (30,804)    (135,896)     (87,393)    (105,132)
                                                       ---------   ------------  -----------  -----------  -----------  -----------
   Net increase (decrease) in Class A shares .......     132,380         (2,238)      57,418       18,118        2,104       (9,332)
                                                       =========   ============  ===========  ===========  ===========  ===========
CLASS B
Shares sold                                                   --             --           --           --        3,276          258
Shares issued upon reinvestment of distributions ...       4,999          3,739          355            4        1,354          675
Shares redeemed ....................................      (8,267)        (1,025)      (1,070)        (123)        (248)        (911)
                                                       ---------   ------------  -----------  -----------  -----------  -----------
   Net increase (decrease) in Class B shares .......      (3,268)         2,714         (715)        (119)       4,382           22
                                                       =========   ============  ===========  ===========  ===========  ===========
CLASS C
Shares sold ........................................     114,117            193        1,532       23,107       13,769        8,421
Shares issued upon reinvestment of distributions ...       3,195          2,521        4,708           55        9,197        4,312
Shares redeemed ....................................     (11,032)        (2,620)      (6,067)     (11,083)     (17,216)     (16,669)
                                                       ---------   ------------  -----------  -----------  -----------  -----------
   Net increase (decrease) in Class C shares .......     106,280             94          173       12,079        5,750       (3,936)
                                                       =========   ============  ===========  ===========  ===========  ===========

                                                        INTERMEDIATE BOND FUND      SMALLCAP EQUITY FUND          INCOME FUND
                                                       ------------------------  ------------------------  -------------------------
CLASS AAA
Shares sold ........................................     120,020        215,535      251,401      231,280    1,290,924      331,345
Shares issued upon reinvestment of distributions ...      25,233         30,698        5,666           --      269,742      371,438
Shares redeemed ....................................    (190,997)      (268,616)    (375,125)    (305,471)    (810,836)    (681,221)
                                                       ---------   ------------  -----------  -----------  -----------  -----------
   Net increase (decrease) in Class AAA shares .....     (45,744)       (22,383)    (118,058)     (74,191)     749,830       21,562
                                                       =========   ============  ===========  ===========  ===========  ===========
CLASS A
Shares sold ........................................         836         15,561       26,209       22,889        7,402           22
Shares issued upon reinvestment of distributions ...         230            505          363           --        2,100        2,237
Shares redeemed ....................................      (3,161)       (12,868)      (6,710)      (2,150)      (9,794)          --
                                                       ---------   ------------  -----------  -----------  -----------  -----------
   Net increase (decrease) in Class A shares .......      (2,095)         3,198       19,862       20,739         (292)       2,259
                                                       =========   ============  ===========  ===========  ===========  ===========
CLASS B
Shares sold ........................................          --         12,727           --           --           --           --
Shares issued upon reinvestment of distributions ...          81            500            2           --           43           43
Shares redeemed ....................................     (17,619)       (21,971)          (5)        (414)          --           --
                                                       ---------   ------------  -----------  -----------  -----------  -----------
   Net increase (decrease) in Class B shares .......     (17,538)        (8,744)          (3)        (414)          43           43
                                                       =========   ============  ===========  ===========  ===========  ===========
CLASS C
Shares sold ........................................       8,938          5,174        2,746       19,909       33,760          --
Shares issued upon reinvestment of distributions ...           1             --          142           --          700          333
Shares redeemed ....................................      (7,485)        (5,174)      (2,001)          --         (268)          --
                                                       ---------   ------------  -----------  -----------  -----------  -----------
   Net increase in Class C shares ..................       1,454             --          887       19,909       34,192          333
                                                       =========   ============  ===========  ===========  ===========  ===========

GAMCO WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

8. INDEMNIFICATIONS. The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

9. OTHER MATTERS. Affiliates of the Adviser, including Gabelli Funds LLC, received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund share trading practices involving certain funds managed by Gabelli Funds, LLC. GAMCO Investors, Inc. ("GAMCO"), the Adviser's parent company, responded to these requests for documents and testimony. In June 2006, GAMCO began discussions with the SEC regarding a possible resolution of their inquiry. In February 2007, the Adviser made an offer of settlement to the staff of the SEC for communication to the Commission for its consideration to resolve this matter. This offer of settlement is subject to agreement regarding the specific language of the SEC's administrative order and other settlement documents. On a separate matter, in September 2005, Gabelli Funds, LLC was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from Gabelli Funds, LLC in connection with the actions of two of nine closed-end funds managed by Gabelli Funds, LLC relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Adviser or its ability to manage the Fund.

GAMCO WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                      OPERATING PERFORMANCE                  DISTRIBUTIONS TO SHAREHOLDERS
                            ----------------------------------------   ----------------------------------------
                                                NET
                NET ASSET        NET       REALIZED AND      TOTAL                      NET
                  VALUE,     INVESTMENT     UNREALIZED       FROM          NET       REALIZED
PERIOD ENDED    BEGINNING      INCOME         GAIN ON     INVESTMENT   INVESTMENT     GAIN ON         TOTAL
SEPTEMBER 30    OF PERIOD   (LOSS)(a)(e)    INVESTMENTS   OPERATIONS     INCOME     INVESTMENTS   DISTRIBUTIONS
------------    ---------   ------------   ------------   ----------   ----------   -----------   -------------
MIGHTY MITES(SM) FUND

CLASS AAA
2007             $ 16.01      $   0.08        $ 3.42       $ 3.50           --       $ (2.46)        $ (2.46)
2006               16.73         (0.04)         1.34         1.30           --         (2.02)          (2.02)
2005               15.07         (0.02)         2.97         2.95           --         (1.29)          (1.29)
2004               13.42         (0.03)         1.84         1.81           --         (0.16)          (0.16)
2003               11.29         (0.03)         2.25         2.22       $(0.04)        (0.05)          (0.09)

CLASS A
2007             $ 15.94      $   0.36        $ 3.10       $ 3.46           --       $ (2.46)        $ (2.46)
2006               16.70         (0.10)         1.36         1.26           --         (2.02)          (2.02)
2005               15.08         (0.06)         2.97         2.91           --         (1.29)          (1.29)
2004               13.46         (0.06)         1.84         1.78           --         (0.16)          (0.16)
2003               11.36         (0.05)         2.26         2.21       $(0.06)        (0.05)          (0.11)

CLASS B
2007             $ 15.43      $  (0.06)       $ 3.30       $ 3.24           --       $ (2.46)        $ (2.46)
2006               16.31         (0.15)         1.29         1.14           --         (2.02)          (2.02)
2005               14.82         (0.14)         2.92         2.78           --         (1.29)          (1.29)
2004               13.30         (0.14)         1.82         1.68           --         (0.16)          (0.16)
2003               11.24         (0.11)         2.22         2.11           --         (0.05)          (0.05)

CLASS C
2007             $ 15.35      $   0.10        $ 3.14       $ 3.24           --       $ (2.46)        $ (2.46)
2006               16.24         (0.15)         1.28         1.13           --         (2.02)          (2.02)
2005               14.77         (0.14)         2.90         2.76           --         (1.29)          (1.29)
2004               13.25          0.02          1.66         1.68           --         (0.16)          (0.16)
2003               11.19         (0.12)         2.23         2.11           --         (0.05)          (0.05)

                                                                RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                                   ----------------------------------------------------------------------------
                                                                                          OPERATING
                                                                                           EXPENSES
                                                                             OPERATING      NET OF      OPERATING
                                 NET                  NET                     EXPENSES      WAIVERS/     EXPENSES
                                ASSET               ASSETS,        NET         NET OF      REIMBURSE-     BEFORE
                               VALUE,                END OF     INVESTMENT    WAIVERS/       MENTS/      WAIVERS/     PORTFOLIO
PERIOD ENDED    REDEMPTION     END OF     TOTAL      PERIOD       INCOME     REIMBURSE-    CUSTODIAN    REIMBURSE-    TURNOVER
SEPTEMBER 30      FEES(a)      PERIOD    RETURN+   (IN 000'S)    (LOSS)(e)      MENTS     FEE CREDITS    MENTS(b)       RATE
------------    ----------    --------   -------   ----------   ----------   ----------   -----------   ----------    ---------
MIGHTY MITES(SM) FUND

CLASS AAA
2007            $ 0.00(c)     $ 17.05      23.9%    $ 48,252        0.48%        1.64%         1.64%        1.64%          21%
2006                --          16.01       9.0       36,843       (0.28)        1.61          1.61         1.61(d)         4
2005              0.00(c)       16.73      20.4       46,497       (0.13)        1.50          1.50         1.74            9
2004              0.00(c)       15.07      13.6       50,805       (0.20)        1.50          1.50         1.66           36
2003                --          13.42      19.8       51,138       (0.21)        1.50          1.50         1.66           14

CLASS A
2007            $ 0.00(c)     $ 16.94      23.8%    $  2,246        2.13%        1.89%         1.89%        1.89%          21%
2006                --          15.94       8.7            3       (0.63)        1.86          1.86         1.86(d)         4
2005              0.00(c)       16.70      20.1           41       (0.41)        1.75          1.75         2.00            9
2004              0.00(c)       15.08      13.3           39       (0.42)        1.75          1.75         1.91           36
2003                --          13.46      19.7           33       (0.46)        1.75          1.75         1.91           14

CLASS B
2007            $ 0.00(c)     $ 16.21      23.0%    $    422       (0.40)%       2.39%         2.39%        2.39%          21%
2006                --          15.43       8.1          452       (1.00)        2.36          2.36         2.36(d)         4
2005              0.00(c)       16.31      19.6          433       (0.89)        2.25          2.25         2.49            9
2004              0.00(c)       14.82      12.7          400       (0.95)        2.25          2.25         2.41           36
2003                --          13.30      18.9          517       (0.96)        2.25          2.25         2.41           14

CLASS C
2007            $ 0.00(c)     $ 16.13      23.2%    $  2,041        0.65%        2.39%         2.39%        2.39%          21%
2006                --          15.35       8.1          311       (1.01)        2.36          2.36         2.36(d)         4
2005              0.00(c)       16.24      19.5          327       (0.91)        2.25          2.25         2.49            9
2004              0.00(c)       14.77      12.7          308       (0.89)        2.25          2.25         2.41           36
2003                --          13.25      19.0           99       (0.96)        2.25          2.25         2.41           14

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

(a)   Per share data is calculated using the average shares outstanding method.

(b) Prior to the period beginning October 1, 2005, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c)   Amount represents less than $0.005 per share.

(d) The fund incurred interest expense during the fiscal year ended September 30, 2006. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.57% (Class
      AAA), 1.82% (Class A), and 2.32% (Class B and Class C). For the fiscal year ended September 30, 2007, interest expense was minimal.

(e) Due to capital share activity throughout the fiscal year, net investment income per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

                 See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                      OPERATING PERFORMANCE                  DISTRIBUTIONS TO SHAREHOLDERS
                            ---------------------------------------   -----------------------------------------
                                               NET
                                             REALIZED
                NET ASSET      NET             AND          TOTAL
                 VALUE,     INVESTMENT      UNREALIZED      FROM          NET      NET REALIZED
PERIOD ENDED    BEGINNING     INCOME         GAIN ON     INVESTMENT   INVESTMENT     GAIN ON          TOTAL
SEPTEMBER 30    OF PERIOD   (LOSS)(a)      INVESTMENTS   OPERATIONS     INCOME     INVESTMENTS    DISTRIBUTIONS
------------    ---------   ----------  --------------   ----------   ----------   ------------   -------------
EQUITY FUND

CLASS AAA
2007              $ 12.51      $  0.04          $ 2.15       $ 2.19      $ (0.05)     $ (2.02)       $ (2.07)
2006                11.08         0.06            1.42         1.48        (0.05)          --          (0.05)
2005                 9.32         0.07            1.79         1.86        (0.10)          --          (0.10)
2004                 7.99         0.08            1.36         1.44        (0.11)          --          (0.11)
2003                 7.02         0.09            0.96         1.05        (0.08)          --          (0.08)

CLASS A
2007              $ 12.45      $  0.01          $ 2.15       $ 2.16      $ (0.02)     $ (2.02)       $ (2.04)
2006                11.05         0.03            1.41         1.44        (0.04)          --          (0.04)
2005                 9.28         0.06            1.75         1.81        (0.04)          --          (0.04)
2004                 7.97         0.05            1.35         1.40        (0.09)          --          (0.09)
2003                 6.99         0.07            0.97         1.04        (0.06)          --          (0.06)

CLASS B
2007              $ 12.31      $ (0.05)         $ 2.12       $ 2.07           --      $ (2.02)       $ (2.02)
2006                10.96        (0.02)           1.40         1.38      $ (0.03)          --          (0.03)
2005                 9.21        (0.00)(b)        1.75         1.75           --           --             --
2004                 7.92         0.02            1.34         1.36        (0.07)          --          (0.07)
2003                 6.97         0.04            0.95         0.99        (0.04)          --          (0.04)

CLASS C
2007              $ 12.31      $ (0.05)         $ 2.12       $ 2.07           --      $ (2.02)       $ (2.02)
2006                10.97        (0.03)           1.40         1.37      $ (0.03)          --          (0.03)
2005                 9.24        (0.01)           1.77         1.76        (0.03)          --          (0.03)
2004                 7.89         0.01            1.34         1.35           --           --             --
2003                 6.98         0.04            0.96         1.00        (0.09)          --          (0.09)

                                                                  RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                                          ------------------------------------------------------------------
                                                                                                    OPERATING
                                   NET                    NET ASSETS,                                EXPENSES
                               ASSET VALUE,                  END OF          NET                      NET OF      PORTFOLIO
PERIOD ENDED    REDEMPTION        END OF        TOTAL        PERIOD      INVESTMENT     OPERATING    CUSTODIAN     TURNOVER
SEPTEMBER 30      FEES(a)         PERIOD       RETURN+     (IN 000'S)   INCOME (LOSS)    EXPENSES   FEE CREDITS      RATE
------------    ----------    -------------   --------    -----------   -------------   ---------   -----------   ---------
EQUITY FUND

CLASS AAA
2007                --          $ 12.63         19.7%     $ 189,913         0.37%         1.52%        1.47%         58%
2006                --            12.51         13.4        169,404         0.55          1.54         1.50          73
2005           $ (0.00)(b)        11.08         20.0        178,394         0.69          1.51         1.49          59
2004              0.00(b)          9.32         18.1        179,407         0.90          1.50         1.49          44
2003                --             7.99         15.1        221,635         1.19          1.48         1.47          50

CLASS A
2007                --          $ 12.57         19.5%     $   3,527         0.12%         1.77%        1.72%         58%
2006                --            12.45         13.1          2,780         0.27          1.79         1.75          73
2005             (0.00)(b)        11.05         19.6          2,267         0.59          1.76         1.74          59
2004              0.00(b)          9.28         17.7          3,328         0.61          1.75         1.74          44
2003                --             7.97         15.0          2,923         0.94          1.73         1.72          50

CLASS B
2007                --          $ 12.36         18.8%     $      23        (0.39)%        2.27%        2.22%         58%
2006                --            12.31         12.6             32        (0.20)         2.29         2.25          73
2005           $ (0.00)(b)        10.96         19.0             30        (0.01)         2.26         2.24          59
2004              0.00(b)          9.21         17.2             38         0.21          2.25         2.24          44
2003                --             7.92         14.3             74         0.44          2.23         2.22          50

CLASS C
2007                --          $ 12.36         18.8%     $     320        (0.39)%        2.27%        2.22%         58%
2006                --            12.31         12.6            316        (0.28)         2.29         2.25          73
2005           $ (0.00)(b)        10.97         19.1            149        (0.06)         2.26         2.24          59
2004              0.00(b)          9.24         17.1            152         0.11          2.25         2.24          44
2003                --             7.89         14.4            129         0.44          2.23         2.22          50

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

(a)   Per share data is calculated using the average shares outstanding method.

(b)   Amount represents less than $0.005 per share.

                See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                   OPERATING PERFORMANCE                  DISTRIBUTIONS TO SHAREHOLDERS
                            -------------------------------------   ----------------------------------------
                                            NET
                                          REALIZED
                NET ASSET                   AND          TOTAL                      NET
                 VALUE,         NET      UNREALIZED       FROM          NET       REALIZED
PERIOD ENDED    BEGINNING   INVESTMENT    GAIN ON      INVESTMENT   INVESTMENT     GAIN ON         TOTAL
SEPTEMBER 30    OF PERIOD    INCOME(a)  INVESTMENTS    OPERATIONS     INCOME     INVESTMENTS   DISTRIBUTIONS
------------    ---------   ----------  ------------   ----------   ----------   -----------   -------------
BALANCED FUND

CLASS AAA
2007              $ 12.82      $ 0.22      $ 1.36       $ 1.58       $ (0.21)      $ (1.61)     $ (1.82)
2006                12.74        0.22        0.95         1.17         (0.24)        (0.85)       (1.09)
2005                11.47        0.20        1.26         1.46         (0.19)           --        (0.19)
2004                10.51        0.21        0.97         1.18         (0.22)           --        (0.22)
2003                 9.65        0.21        0.87         1.08         (0.22)           --        (0.22)

CLASS A
2007              $ 12.87      $ 0.19      $ 1.36       $ 1.55       $ (0.18)      $ (1.61)     $ (1.79)
2006                12.74        0.19        0.95         1.14         (0.16)        (0.85)       (1.01)
2005                11.44        0.17        1.26         1.43         (0.13)           --        (0.13)
2004                10.48        0.18        0.97         1.15         (0.19)           --        (0.19)
2003                 9.62        0.19        0.86         1.05         (0.19)           --        (0.19)

CLASS B
2007              $ 12.95      $ 0.13      $ 1.37       $ 1.50       $ (0.12)      $ (1.61)     $ (1.73)
2006                12.76        0.13        0.95         1.08         (0.04)        (0.85)       (0.89)
2005                11.43        0.11        1.26         1.37         (0.04)           --        (0.04)
2004                10.48        0.13        0.96         1.09         (0.14)           --        (0.14)
2003                 9.63        0.14        0.86         1.00         (0.15)           --        (0.15)

CLASS C
2007              $ 12.97      $ 0.13      $ 1.37       $ 1.50       $ (0.12)      $ (1.61)     $ (1.73)
2006                12.78        0.13        0.95         1.08         (0.04)        (0.85)       (0.89)
2005                11.45        0.11        1.26         1.37         (0.04)           --        (0.04)
2004                10.49        0.13        0.97         1.10         (0.14)           --        (0.14)
2003                 9.62        0.14        0.87         1.01         (0.14)           --        (0.14)

                                                             RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                                       --------------------------------------------------------------
                                                                                               OPERATING
                                   NET                 NET ASSETS,                             EXPENSES
                              ASSET VALUE,               END OF         NET                     NET OF      PORTFOLIO
PERIOD ENDED    REDEMPTION       END OF       TOTAL      PERIOD      INVESTMENT   OPERATING    CUSTODIAN     TURNOVER
SEPTEMBER 30      FEES(a)        PERIOD      RETURN+   (IN 000'S)      INCOME      EXPENSES   FEE CREDITS      RATE
------------    ----------    ------------   -------   -----------   ----------   ---------   -----------   ---------
BALANCED FUND

CLASS AAA
2007                  --         $ 12.58      13.6%    $ 152,185       1.76%         1.27%       1.19%         46%
2006                  --           12.82       9.8       145,028       1.78          1.32        1.27          68
2005              $ 0.00(b)        12.74      12.8       144,572       1.67          1.25        1.22          56
2004                0.00(b)        11.47      11.3       136,400       1.92          1.23        1.22          41
2003                  --           10.51      11.2       152,409       2.10          1.23        1.20          56

CLASS A
2007                  --         $ 12.63      13.3%    $   5,519       1.51%         1.52%       1.44%         46%
2006                  --           12.87       9.5         5,596       1.53          1.57        1.52          68
2005              $ 0.00(b)        12.74      12.6         5,658       1.42          1.50        1.47          56
2004                0.00(b)        11.44      11.0         5,298       1.66          1.48        1.47          41
2003                  --           10.48      11.0         5,070       1.85          1.48        1.45          56

CLASS B
2007                  --         $ 12.72      12.7%    $     194       1.02%         2.02%       1.94%         46%
2006                  --           12.95       9.0           141       1.02          2.07        2.02          68
2005              $ 0.00(b)        12.76      12.0           138       0.93          2.00        1.97          56
2004                0.00(b)        11.43      10.4           163       1.18          1.98        1.97          41
2003                  --           10.48      10.4           184       1.35          1.98        1.95          56

CLASS C
2007                  --         $ 12.74      12.7%    $   1,003       1.01%         2.02%       1.94%         46%
2006                  --           12.97       9.0           946       1.02          2.07        2.02          68
2005              $ 0.00(b)        12.78      12.0           982       0.92          2.00        1.97          56
2004                0.00(b)        11.45      10.5           846       1.19          1.98        1.97          41
2003                  --           10.49      10.5           456       1.35          1.98        1.95          56

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

(a)   Per share data is calculated using the average shares outstanding method.

(b)   Amount represents less than $0.005 per share.

                See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                     OPERATING PERFORMANCE                     DISTRIBUTIONS TO SHAREHOLDERS
                            ------------------------------------------   ----------------------------------------
                                               NET
                                             REALIZED
                NET ASSET                      AND            TOTAL                       NET
                  VALUE,        NET      UNREALIZED GAIN       FROM          NET        REALIZED
PERIOD ENDED    BEGINNING   INVESTMENT      (LOSS) ON       INVESTMENT   INVESTMENT     GAIN ON         TOTAL
SEPTEMBER 30    OF PERIOD    INCOME(a)     INVESTMENTS      OPERATIONS     INCOME     INVESTMENTS   DISTRIBUTIONS
------------    ---------   ----------   ---------------    ----------   ----------   -----------   -------------
INTERMEDIATE BOND FUND

CLASS AAA
2007              $ 10.81     $ 0.40       $  0.00(c)        $ 0.40      $ (0.41)           --         $ (0.41)
2006                10.93       0.39         (0.11)            0.28        (0.39)      $ (0.01)          (0.40)
2005                11.18       0.34         (0.16)            0.18        (0.34)        (0.09)          (0.43)
2004                11.31       0.33         (0.12)            0.21        (0.33)        (0.01)          (0.34)
2003                11.30       0.31            --             0.31        (0.30)           --           (0.30)

CLASS A
2007              $ 10.81     $ 0.39       $  0.00(c)        $ 0.39      $ (0.40)           --         $ (0.40)
2006                10.93       0.39         (0.12)            0.27        (0.38)      $ (0.01)          (0.39)
2005                11.18       0.33         (0.16)            0.17        (0.33)        (0.09)          (0.42)
2004                11.31       0.32         (0.12)            0.20        (0.32)        (0.01)          (0.33)
2003                11.30       0.30          0.01             0.31        (0.30)           --           (0.30)

CLASS B
2007              $ 10.81     $ 0.32       $  0.00(c)        $ 0.32      $ (0.33)           --         $ (0.33)
2006                10.93       0.31         (0.11)            0.20        (0.31)      $ (0.01)          (0.32)
2005                11.18       0.26         (0.16)            0.10        (0.26)        (0.09)          (0.35)
2004                11.30       0.25         (0.11)            0.14        (0.25)        (0.01)          (0.26)
2003                11.29       0.23            --             0.23        (0.22)           --           (0.22)

CLASS C
2007              $ 10.31     $ 0.40       $  0.09           $ 0.49      $ (0.52)           --         $ (0.52)
2006                10.82       0.32         (0.36)           (0.04)       (0.46)      $ (0.01)          (0.47)
2005                11.17       0.27         (0.12)            0.15        (0.41)        (0.09)          (0.50)
2004                11.30       0.25         (0.09)            0.16        (0.28)        (0.01)          (0.29)
2003                11.29       0.22          0.01             0.23        (0.22)           --           (0.22)


                                                                RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                                   ---------------------------------------------------------------------------
                                                                                            OPERATING
                                                                                            EXPENSES
                                                                              OPERATING      NET OF      OPERATING
                                 NET                   NET                     EXPENSES     WAIVERS/     EXPENSES
                                ASSET                ASSETS,                    NET OF     REIMBURSE-     BEFORE
                               VALUE,                END OF         NET       WAIVERS/       MENTS/      WAIVERS/    PORTFOLIO
PERIOD ENDED   REDEMPTION      END OF     TOTAL      PERIOD     INVESTMENT   REIMBURSE-    CUSTODIAN    REIMBURSE-    TURNOVER
SEPTEMBER 30    FEES(a)        PERIOD    RETURN+   (IN 000'S)     INCOME       MENTS      FEE CREDITS    MENTS(b)       RATE
------------   ----------     -------    -------   ----------   -----------  ----------   -----------   ----------   ---------
INTERMEDIATE BOND FUND

CLASS AAA
2007                --       $ 10.80       3.7%    $  9,413         3.73%       1.10%         1.00%        1.64%         20%
2006                --         10.81       2.7        9,917         3.65        1.06          1.00         1.53          35
2005           $ (0.00)(c)     10.93       1.7       10,272         3.10        1.04          1.00         1.79          33
2004              0.00(c)      11.18       2.0        9,553         2.97        1.02          1.00         1.76          32
2003                --         11.31       2.8       12,174         2.70        1.06          1.00         1.57          73

CLASS A
2007                --       $ 10.80       3.7%    $     69         3.64%       1.20%         1.10%        1.74%         20%
2006                --         10.81       2.6           92         3.59        1.16          1.10         1.63          35
2005           $ (0.00)(c)     10.93       1.6           58         3.00        1.14          1.10         1.88          33
2004              0.00(c)      11.18       1.8           75         2.88        1.12          1.10         1.86          32
2003                --         11.31       2.8          138         2.60        1.16          1.10         1.67          73

CLASS B
2007                --       $ 10.80       3.0%    $     93         2.97%       1.85%         1.75%        2.39%         20%
2006                --         10.81       2.0          282         2.87        1.81          1.75         2.28          35
2005           $ (0.00)(c)     10.93       0.9          381         2.34        1.79          1.75         2.53          33
2004              0.00(c)      11.18       1.3          456         2.23        1.77          1.75         2.51          32
2003                --         11.30       2.1          502         1.95        1.81          1.75         2.32          73

CLASS C
2007                --       $ 10.28       4.8%    $     15         3.96%       1.85%         1.75%        2.39%         20%
2006                --         10.31      (0.3)         0.1         3.08        1.81          1.75         2.28          35
2005           $ (0.00)(c)     10.82       1.4          0.1         2.50        1.79          1.75         2.90          33
2004              0.00(c)      11.17       1.5            0         2.21        1.77          1.75         2.51          32
2003                --         11.30       2.1           46         1.95        1.81          1.75         2.32          73

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

(a)   Per share data is calculated using the average shares outstanding method.

(b) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c)   Amount represents less than $0.005 per share.

                See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                     OPERATING PERFORMANCE           DISTRIBUTIONS TO SHAREHOLDERS
                            --------------------------------------   -----------------------------
                                             NET
                NET ASSET       NET      REALIZED AND      TOTAL
                 VALUE,     INVESTMENT    UNREALIZED       FROM          NET
PERIOD ENDED    BEGINNING     INCOME       GAIN ON      INVESTMENT    INVESTMENT         TOTAL
SEPTEMBER 30    OF PERIOD    (LOSS)(a)   INVESTMENTS    OPERATIONS      INCOME       DISTRIBUTIONS
------------    ---------   ----------   -----------   -----------   -----------     -------------
SMALLCAP EQUITY FUND

CLASS AAA
2007             $ 12.51      $ (0.04)      $ 2.68       $ 2.64       $ (0.16)          $ (0.16)
2006               11.29         0.14         1.08         1.22            --                --
2005                9.08        (0.01)        2.22         2.21            --                --
2004                8.18        (0.10)        1.00         0.90            --                --
2003                7.49        (0.08)        0.77         0.69            --                --

CLASS A
2007             $ 12.45      $ (0.09)      $ 2.67       $ 2.58       $ (0.14)          $ (0.14)
2006               11.25         0.13         1.07         1.20            --                --
2005                9.07        (0.04)        2.22         2.18            --                --
2004                8.18        (0.12)        1.01         0.89            --                --
2003                7.51        (0.10)        0.77         0.67            --                --

CLASS B
2007             $ 12.03      $ (0.15)      $ 2.60       $ 2.45       $ (0.04)          $ (0.04)
2006               10.93         0.05         1.05         1.10            --                --
2005                8.86        (0.08)        2.15         2.07            --                --
2004                8.03        (0.17)        1.00         0.83            --                --
2003                7.41        (0.13)        0.75         0.62            --                --

CLASS C
2007             $ 11.97      $ (0.14)      $ 2.57       $ 2.43       $ (0.09)          $ (0.09)
2006               10.87         0.09         1.01         1.10            --                --
2005                8.99        (0.13)        2.01         1.88            --                --
2004                8.15        (0.17)        1.01         0.84            --                --
2003                7.47        (0.10)        0.78         0.68            --                --


                                                                 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                                    ---------------------------------------------------------------------------
                                                                                            OPERATING
                                                                                            EXPENSES
                                                                              OPERATING      NET OF      OPERATING
                                 NET                   NET                     EXPENSES     WAIVERS/      EXPENSES
                                ASSET                ASSETS,         NET        NET OF     REIMBURSE-      BEFORE
                                VALUE,                END OF     INVESTMENT    WAIVERS/      MENTS/       WAIVERS/    PORTFOLIO
PERIOD ENDED    REDEMPTION      END OF    TOTAL       PERIOD       INCOME     REIMBURSE-    CUSTODIAN    REIMBURSE-   TURNOVER
SEPTEMBER 30      FEES(a)       PERIOD   RETURN+    (IN 000'S)     (LOSS)       MENTS      FEE CREDITS    MENTS(b)      RATE
------------    ----------    --------   -------   -----------   ----------   ----------   -----------   ----------   ---------
SMALLCAP EQUITY FUND

CLASS AAA
2007                 --        $ 14.99     21.2%     $  8,672       (0.28)%       1.71%         1.50%        2.24%         90%
2006                 --          12.51     10.8         8,717        1.16         1.71          1.50         2.02          81
2005            $ (0.00)(c)      11.29     24.3         8,702       (0.10)        1.56          1.50         2.37         108
2004               0.00(c)        9.08     11.0(d)     12,106       (1.11)        1.51          1.50         2.12         260
2003                 --           8.18      9.2        15,721       (1.03)        1.53          1.50         1.99         329

CLASS A
2007                 --        $ 14.89     20.9%     $    778       (0.62)%       1.96%         1.75%        2.49%         90%
2006                 --          12.45     10.7           403        1.04         1.96          1.75         2.27          81
2005            $ (0.00)(c)      11.25     24.0           131       (0.35)        1.81          1.75         2.69         108
2004               0.00(c)        9.07     10.9(d)        140       (1.31)        1.76          1.75         2.37         260
2003                 --           8.18      8.9           112       (1.28)        1.78          1.75         2.24         329

CLASS B
2007                 --        $ 14.44     20.4%     $      7       (1.05)%       2.46%         2.25%        2.99%         90%
2006                 --          12.03     10.1             6        0.44         2.46          2.25         2.77          81
2005            $ (0.00)(c)      10.93     23.4            10       (0.81)        2.31          2.25         3.17         108
2004               0.00(c)        8.86     10.3(d)         20       (1.93)        2.26          2.25         2.87         260
2003                 --           8.03      8.4            65       (1.78)        2.28          2.25         2.74         329

CLASS C
2007                 --        $ 14.31     20.4%     $    298       (1.04)%       2.46%         2.25%        2.99%         90%
2006                 --          11.97     10.1           238        0.74         2.46          2.25         2.77          81
2005            $ (0.00)(c)      10.87     20.9           0.1       (1.40)        2.31          2.25         2.73         108
2004               0.00(c)        8.99     10.3(d)         10       (1.98)        2.26          2.25         2.87         260
2003                 --           8.15      9.1           111       (1.78)        2.28          2.25         2.74         329

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

(a)   Per share data is calculated using the average shares outstanding method.

(b) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c)   Amount represents less than $0.005 per share.

(d) Total return excluding the effect of the reimbursement from the Fund's Adviser of $51,180 for the year ended September 30, 2004 was 10.6%, 10.5%, 10.0%, and 9.9% for Class AAA, Class A, Class B, and Class C, respectively. The Adviser fully reimbursed the Fund for a loss on a transaction exceeding the Fund's investment restrictions, which otherwise would have reduced total return by 0.4%, 0.4%, 0.3%, and 0.4% for Class AAA, Class A, Class B, and Class C, respectively.

                 See accompanying notes to financial statements.

GAMCO WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                    OPERATING PERFORMANCE                   DISTRIBUTIONS TO SHAREHOLDERS
                           -----------------------------------------   ----------------------------------------
                                              NET
                                            REALIZED
               NET ASSET                      AND            TOTAL                     NET
                 VALUE,        NET      UNREALIZED GAIN      FROM          NET       REALIZED
PERIOD ENDED   BEGINNING   INVESTMENT      (LOSS) ON      INVESTMENT   INVESTMENT     GAIN ON         TOTAL
SEPTEMBER 30   OF PERIOD    INCOME(a)     INVESTMENTS     OPERATIONS     INCOME     INVESTMENTS   DISTRIBUTIONS
------------   ---------   ----------   ---------------   ----------   ----------   -----------   -------------
INCOME FUND

CLASS AAA
2007           $ 12.04       $ 0.50        $  0.59          $ 1.09      $ (0.47)     $ (2.45)       $ (2.92)
2006             16.53         0.55          (0.31)           0.24        (0.40)       (4.33)         (4.73)
2005             14.12         0.28           3.12            3.40        (0.27)       (0.73)         (1.00)
2004             11.87         0.33           2.30            2.63        (0.33)       (0.05)         (0.38)
2003             10.03         0.38           1.85            2.23        (0.39)          --          (0.39)

CLASS A
2007           $ 12.34       $ 0.50        $  0.59          $ 1.09      $ (0.44)     $ (2.45)       $ (2.89)
2006             16.76         0.54          (0.32)           0.22        (0.31)       (4.33)         (4.64)
2005             14.33         0.29           3.13            3.42        (0.26)       (0.73)         (0.99)
2004             12.00         0.51           2.12            2.63        (0.26)       (0.04)         (0.30)
2003             10.04         0.38           1.85            2.23        (0.27)          --          (0.27)

CLASS B
2007           $ 12.56       $ 0.47        $  0.57          $ 1.04      $ (0.38)     $ (2.45)       $ (2.83)
2006             16.86         0.48          (0.31)           0.17        (0.14)       (4.33)         (4.47)
2005             14.33         0.18           3.16            3.34        (0.08)       (0.73)         (0.81)
2004             12.04         0.25           2.35            2.60        (0.27)       (0.04)         (0.31)
2003             10.07         0.27           1.91            2.18        (0.21)          --          (0.21)

CLASS C
2007           $ 12.98       $ 0.38        $  0.71          $ 1.09      $ (0.40)     $ (2.45)       $ (2.85)
2006             17.26         0.50          (0.32)           0.18        (0.13)       (4.33)         (4.46)
2005             14.66         0.25           3.17            3.42        (0.09)       (0.73)         (0.82)
2004             12.32         0.24           2.41            2.65        (0.27)       (0.04)         (0.31)
2003             10.26         0.32           1.99            2.31        (0.25)          --          (0.25)

                                                              RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                                 ---------------------------------------------------------------------------
                                                                                         OPERATING
                                                                                          EXPENSES
                                                                            OPERATING      NET OF      OPERATING
                               NET                   NET                    EXPENSES      WAIVERS/     EXPENSES
                              ASSET                ASSETS,                   NET OF     REIMBURSE-      BEFORE
                              VALUE,               END OF         NET       WAIVERS/       MENTS/      WAIVERS/    PORTFOLIO
PERIOD ENDED   REDEMPTION     END OF    TOTAL      PERIOD     INVESTMENT   REIMBURSE-    CUSTODIAN    REIMBURSE-    TURNOVER
SEPTEMBER 30     FEES(a)      PERIOD   RETURN+   (IN 000'S)     INCOME        MENTS     FEE CREDITS    MENTS(b)       RATE
------------   ----------    -------   -------   ----------   ----------   ----------   -----------   ----------   ---------
INCOME FUND

CLASS AAA
2007               --        $ 10.21     10.0%    $ 17,871       4.65%        1.76%         1.50%        2.20%         64%
2006               --          12.04      3.4       12,054       4.36         1.65          1.50         2.02         141
2005           $ 0.01          16.53     24.9       16,182       1.83         1.62          1.50         2.40          58
2004             0.00(c)       14.12     22.5       16,472       2.51         1.54          1.50         1.85          28
2003               --          11.87     22.8       13,923       3.70         1.56          1.50         2.05          33

CLASS A
2007               --        $ 10.54      9.7%    $     80       4.45%        2.01%         1.75%        2.45%         64%
2006               --          12.34      3.2           97       4.21         1.90          1.75         2.27         141
2005           $ 0.00(c)       16.76     24.6           93       1.87         1.87          1.75         3.03          58
2004             0.00(c)       14.33     22.2            5       3.96         1.79          1.75         2.10          28
2003               --          12.00     22.6           10       3.45         1.81          1.75         2.30          33

CLASS B
2007               --        $ 10.77      9.0%    $      2       4.16%        2.51%         2.25%        2.94%         64%
2006               --          12.56      2.7            2       3.72         2.40          2.25         2.77         141
2005           $ 0.00(c)       16.86     23.9            2       1.14         2.37          2.25         3.18          58
2004             0.00(c)       14.33     21.8            2       1.86         2.29          2.25         2.60          28
2003               --          12.04     22.0            2       2.95         2.31          2.25         2.80          33

CLASS C
2007               --        $ 11.22      9.1%    $    397       3.35%        2.51%         2.25%        2.94%         64%
2006               --          12.98      2.8           16       3.71         2.40          2.25         2.77         141
2005           $ 0.00(c)       17.26     23.9           16       1.56         2.37          2.25         3.41          58
2004             0.00(c)       14.66     21.7            5       1.79         2.29          2.25         2.60          28
2003               --          12.32     22.8            4       2.95         2.31          2.25         2.80          33

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

(a)   Per share data is calculated using the average shares outstanding method.

(b) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c)   Amount represents less than $0.005 per share.

                See accompanying notes to financial statements.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The GAMCO Westwood Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GAMCO Westwood Mighty Mites(SM) Fund, GAMCO Westwood Equity Fund, GAMCO Westwood Balanced Fund, GAMCO Westwood Intermediate Bond Fund, GAMCO Westwood SmallCap Equity Fund and GAMCO Westwood Income Fund (constituting The GAMCO Westwood Funds, hereafter referred to as the "Funds") at September 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
NEW YORK, NY
NOVEMBER 27, 2007

--------------------------------------------------------------------------------

                   2007 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

U.S. GOVERNMENT INCOME: - The percentage of the ordinary income dividend paid by the Mighty Mites(SM) Fund, Equity Fund, Balanced Fund, Intermediate Bond Fund, SmallCap Equity Fund, and Income Fund (collectively, the "Funds") during fiscal year 2007 which was derived from U.S. Treasury securities was 0.00%, 0.40%, 13.18%, 20.68%, 0.00%, and 13.85%, respectively. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Funds did not meet this strict requirement in 2007. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser for the applicability of the information provided as to your specific situation.

MIGHTY MITES(SM) FUND - For the fiscal year ended September 30, 2007, the Fund paid to shareholders long-term capital gains totaling $5,310,690. The distributions of long-term capital gains have been designated as Capital Gain Dividends by the Funds' Board of Trustees.

EQUITY FUND- For the fiscal year ended September 30, 2007, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.14, $0.11, $0.09, and $0.09 per share for Class AAA, Class A, Class B, and Class C Shares, respectively, and long-term capital gains totaling $27,327,666. The distributions of long-term capital gains have been designated as Capital Gain Dividends by the Funds' Board of Trustees. For the fiscal year ended September 30, 2007, 5.82% of the ordinary income dividend qualifies for the dividends received deductions available to corporations. The Fund designates 5.87% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 18.73% of the ordinary income distribution as qualified interest income, and 100% of the ordinary income distribution as qualified short-term gain, pursuant to the American Jobs Creation Act of 2004.

BALANCED FUND - For the fiscal year ended September 30, 2007, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.51, $0.48, $0.42, and $0.42 per share for Class AAA, Class A, Class B, and Class C Shares, respectively, and long-term capital gains totaling $15,509,989. The distributions of long-term capital gains have been designated as Capital Gain Dividends by the Funds' Board of Trustees. For the fiscal year ended September 30, 2007, 28.74% of the ordinary income dividend qualifies for the dividends received deductions available to corporations. The Fund designates 28.24% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 82.63% of the ordinary income distribution as qualified interest income, and 100% of the ordinary income distribution as qualified short-term gain, pursuant to the American Jobs Creation Act of 2004.

INTERMEDIATE BOND FUND - For the fiscal year ended September 30, 2007, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.41, $0.40, $0.33, and $0.52 per share for Class AAA, Class A, Class B, and Class C Shares, respectively. For the fiscal year ended September 30, 2007, the Fund designates 100% of the ordinary income distribution as qualified interest income.

SMALLCAP EQUITY FUND - For the fiscal year ended September 30, 2007, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.16, $0.14, $0.04, and $0.09 per share for Class AAA, Class A, Class B, and Class C Shares, respectively.

INCOME FUND - For the fiscal year ended September 30, 2007, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.44, $0.41, $0.35, and $0.37 per share for Class AAA, Class A, Class B, and Class C Shares, respectively, and long-term capital gains totaling $2,316,417. The distributions of long-term capital gains have been designated as Capital Gain Dividends by the Funds' Board of Trustees. For the fiscal year ended September 30, 2007, 69.88% of the ordinary income dividend qualifies for the dividends received deductions available to corporations. The Fund designates 55.21% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 46.53% of the ordinary income distribution as qualified interest income, and 100% of the ordinary income distribution as qualified short-term gain, pursuant to the American Jobs Creation Act of 2004.

--------------------------------------------------------------------------------

                              GAMCO WESTWOOD FUNDS

         BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND
                       SUB-ADVISORY AGREEMENT (UNAUDITED)

In determining whether to approve the continuance of each of the Agreements, the Board considered the following information at its August 2007 meeting:

1) THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER AND THE SUB-ADVISER.

The Board reviewed in detail the nature and extent of the services provided by the Adviser and the Sub-Adviser under the Agreements and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Funds, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Funds and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services including, for each Fund, net asset value determinations, yield calculations, and monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Funds, the Adviser provided certain non-advisory and compliance services, including services under the Funds' Rule 38a-1 compliance program.

The Board also considered that the Adviser and Sub-Adviser paid for all compensation of officers and Board Members of the Funds that were affiliated with the Adviser or Sub-Adviser and that the Adviser further provided a substantial level of services to shareholders of the Funds who had invested through various programs offered by third party financial intermediaries ("Participating Organizations"). The Board evaluated these factors based on its direct experience with the Adviser and Sub-Adviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, PFPC Inc. to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through PFPC Inc., and by the Sub-Adviser, had not diminished over the past year and that the quality of service continued to be high.

The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Adviser and Sub-Adviser, that (i) the Adviser and Sub-Adviser were able to retain quality personnel, (ii) the Adviser, Sub-Adviser, and their agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser and Sub-Adviser were responsive to requests of the Board, (iv) the scope and depth of the Adviser's and Sub-Adviser's resources were adequate, and (v) the Adviser and Sub-Adviser had kept the Board apprised of developments relating to each Fund and the industry in general. The Board also focused on the Adviser's reputation and long-standing relationship with the Funds. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Funds.

2) THE PERFORMANCE OF THE FUNDS, THE ADVISER, AND THE SUB-ADVISER.

The Board reviewed the investment performance of each Fund, on an absolute basis, as compared to its Lipper peer group, and against each Fund's broad based securities market benchmarks as reflected in each Fund's prospectuses and annual report. The Board also considered rankings and ratings of the Funds issued by Lipper over the short, intermediate, and long term. The Board considered each Fund's one, three, five, and, where available, ten year average annual total return for the periods ended June 30, 2007, but placed greatest emphasis on a Fund's longer term performance. The peer groups considered by the Board were developed by Lipper and were comprised of funds of comparable size within the same Lipper peer group category (the "Peer Group"), regardless of asset size or primary channel of distribution. Each Fund's performance against the performance Peer Group (the "Performance Peer Group") was considered by the Board as providing an objective comparative benchmark against which each Fund's performance could be assessed. In general, the Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Funds' shareholders the total return performance that was available in the marketplace, given each Fund's investment objectives, strategies, limitations, and restrictions. In reviewing the Funds' performance, the Board noted that each Fund's performance was generally acceptable, noting that on occasion Funds have underperformed and on other occasions Funds have outperformed certain of these Performance Peer Groups.

In connection with its assessment of the performance of the Adviser and the Sub-Adviser, the Board considered the Adviser's and Sub-Adviser's financial condition and whether they had the resources necessary to continue to carry out their responsibilities under the Agreements. The Board concluded that the Adviser and Sub-Adviser had the financial resources necessary to continue to perform their obligations under the Agreements and to continue to provide the high quality services that they have provided to the Funds to date.

3) THE COST OF THE ADVISORY SERVICES AND THE PROFITS TO THE ADVISER AND SUB-ADVISER AND THEIR AFFILIATES FROM THE RELATIONSHIP WITH THE FUNDS.

In connection with the Board's consideration of the cost of the advisory and sub-advisory services and the profits to the Adviser, Sub-Adviser, and their affiliates from their relationships with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for each Fund against comparative Lipper expense peer groups ("Expense Peer Group"). The Board also considered comparative non-management fee expenses and comparative total fund expenses of the Funds and each Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser and Sub-Adviser were providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that three of the Funds operated pursuant to a Waiver and Expense Reimbursement Agreement with the Adviser wherein the Adviser had agreed to waive a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund's total operating expenses to the level set forth in the respective Fund's prospectus. The Board considered that despite the fact that the GAMCO Westwood Equity Fund, the GAMCO Westwood Balanced Fund, and the GAMCO Westwood Mighty Mites(SM) Fund's advisory fees and operating expenses were above the range of fees charged by their respective Peer Group, the expenses were reasonable in light of the fact that these Funds each outperformed most of the funds in their respective Peer Group over various time periods. The Board also noted that while the GAMCO Westwood Income Fund outperformed most of the funds in its Peer Group for the three and five year periods, it underperformed most of the funds in its Peer Group for the one year period. The Board considered the fact that the GAMCO Westwood Income Fund's investment objective was changed recently, and as a result, performance information with respect to the new investment objective was less meaningful than performance information for a fund that had maintained the same investment objective over a longer period of time. The Board concluded that it would continue to monitor the situation.

The Board Members also reviewed the fees charged by the Adviser and Sub-Adviser to provide similar advisory services to other registered investment companies with similar investment objectives and to separate accounts, noting that in some cases the fees charged by the Adviser or Sub-Adviser were higher and, in other cases lower, than the fees charged to the Funds. In evaluating this information, the Board considered the difference in services provided by the Adviser and Sub-Adviser to these other accounts. In particular, the Board considered the differences in risks involved in managing separate accounts and the Funds from a compliance and regulatory perspective.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Funds and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2006. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to each of the Funds. With respect to the Fund analysis, the Board received an analysis based on each Fund's average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Funds to the Adviser under either analysis was not excessive.

4) THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUNDS GROW AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE.

With respect to the Board's consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Funds at higher asset levels. The Board also reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser's costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant asset growth. In the event there was to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) OTHER FACTORS.

In addition to the above factors, the Board also discussed other benefits received by the Adviser and Sub-Adviser from their management of the Funds. The Board considered that the Adviser and Sub-Adviser did not use soft dollars in connection with their management of the Funds.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund's advisory fee and, with respect to the GAMCO Westwood Equity Fund, the GAMCO Westwood Balanced Fund, and the GAMCO Westwood Intermediate Bond Fund, the sub-advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund's advisory agreement and, with respect to the GAMCO Westwood Equity Fund, the GAMCO Westwood Balanced Fund, and the GAMCO Westwood Intermediate Bond Fund, the sub-advisory agreements. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

GAMCO WESTWOOD FUNDS
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Trust's Statement of Additional Information includes additional information about the GAMCO Westwood Funds' Trustees and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the GAMCO Westwood Funds at One Corporate Center, Rye, NY 10580-1422.

                               TERM OF         NUMBER OF
    NAME, POSITION(S),        OFFICE AND      FUNDS IN FUND
        ADDRESS 1             LENGTH OF     COMPLEX OVERSEEN            PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIPS
         AND AGE            TIME SERVED 2      BY TRUSTEE               DURING PAST FIVE YEARS               HELD BY TRUSTEE 3
-------------------------   -------------   ----------------   ----------------------------------------   -----------------------
INDEPENDENT TRUSTEES 4:

ANTHONY J. COLAVITA           Since 1994           35          Partner in the law firm of Anthony J.                 --
Trustee                                                        Colavita, P.C.
Age: 71

JAMES P. CONN                 Since 1994           16          Former Managing Director and Chief         Director of First
Trustee                                                        Investment Officer of Financial            Republic Bank (banking)
Age: 69                                                        Security Assurance Holdings Ltd.
                                                               (1992-1998)

WERNER J. ROEDER, M.D.        Since 1994           23          Medical Director of Lawrence Hospital                 --
Trustee                                                        and practicing private physician
Age: 67

SALVATORE J. ZIZZA            Since 2004           26          Chairman of Zizza & Company, Ltd.          Director of Hollis-Eden
Trustee                                                        (consulting)                               Pharmaceuticals
Age: 61                                                                                                   (biotechnology);
                                                                                                          Director of Earl
                                                                                                          Scheib, Inc.
                                                                                                          (automotive services)

OFFICERS:

BRUCE N. ALPERT               Since 1994           --          Executive Vice President and Chief                    --
President                                                      Operating Officer of Gabelli Funds,
Age: 55                                                        LLC since 1988 and an officer of all
                                                               of the registered investment companies
                                                               in the Gabelli/GAMCO Funds complex;
                                                               Director and President of Gabelli
                                                               Advisers, Inc. since 1998

AGNES MULLADY                 Since 2006           --          Vice President of Gabelli Funds LLC                   --
Treasurer                                                      since 2007; Officer of all of the
Age: 49                                                        registered investment companies in the
                                                               Gabelli/GAMCO Funds complex; Senior
                                                               Vice President of U.S. Trust Company,
                                                               N.A. and Treasurer and Chief Financial
                                                               Officer of Excelsior Funds from 2004
                                                               through 2005; Chief Financial Officer
                                                               of AMIC Distribution Partners from
                                                               2002 through 2004; Controller of
                                                               Reserve Management Corporation and
                                                               Reserve Partners, Inc. and Treasurer
                                                               of Reserve Funds from 2000 through 2002

JAMES E. MCKEE                Since 1995           --          Vice President, General Counsel, and                  --
Secretary                                                      Secretary of GAMCO Investors, Inc.
Age: 44                                                        since 1999 and GAMCO Asset Management
                                                               Inc. since 1993; Secretary of all of
                                                               the registered investment companies in
                                                               the Gabelli/GAMCO Funds complex

PETER D. GOLDSTEIN            Since 2004           --          Director of Regulatory Affairs at                     --
Chief Compliance Officer                                       GAMCO Investors, Inc. since 2004;
Age: 54                                                        Chief Compliance Officer of all of the
                                                               registered investment companies in the
                                                               Gabelli/GAMCO Funds complex; Vice
                                                               President of Goldman Sachs Asset
                                                               Management from 2000 through 2004

----------
1     Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2     Each Trustee will hold office for an indefinite term until the earliest of
      (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Amended By-Laws and Amended and Restated Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940.

4     Trustees  who are not  interested  persons  are  considered  "Independent"
      Trustees.

                     This page is intentionally left blank.

--------------------------------------------------------------------------------

GAMCO WESTWOOD FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and Gabelli Advisers, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A SHAREHOLDER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

VALUE
GABELLI ASSET FUND -------------------------------------------------------------

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND

Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value. (MULTICLASS)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GAMCO WESTWOOD EQUITY FUND

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is
capital appreciation. (MULTICLASS)             PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ------------------------------------------------------------------
GABELLI VALUE FUND

Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ----------------------------------------------------------------
GABELLI SMALL CAP FUND

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GAMCO WESTWOOD SMALLCAP EQUITY FUND

Seeks to invest primarily in smaller capitalization equity securities - market caps of $2.5 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                      PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GABELLI WOODLAND SMALL CAP VALUE FUND

Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                     PORTFOLIO MANAGER:  ELIZABETH M. LILLY, CFA

GROWTH -------------------------------------------------------------------------
GAMCO GROWTH FUND

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GAMCO INTERNATIONAL GROWTH FUND

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                   PORTFOLIO MANAGER:  CAESAR BRYAN

AGGRESSIVE GROWTH --------------------------------------------------------------
GAMCO GLOBAL GROWTH FUND

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ----------------------------------------------------------------------
GAMCO WESTWOOD MIGHTY MITES(SM) FUND

Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME ------------------------------------------------------------------
GABELLI EQUITY INCOME FUND

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GAMCO WESTWOOD BALANCED FUND

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                       CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                              MARK FREEMAN, CFA

GAMCO WESTWOOD INCOME FUND

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (MULTICLASS)
                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

SPECIALTY EQUITY ---------------------------------------------------------------
GAMCO GLOBAL CONVERTIBLE SECURITIES FUND

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GAMCO GLOBAL OPPORTUNITY FUND

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED
GABELLI SRI FUND

Seeks to invest in common and preferred stocks of companies that meet the Fund's guidelines for social responsibility at the time of investment, looking to avoid companies in tobacco, alcohol, and gaming, defense/weapons contractors, and manufacturers of abortifacients. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                     PORTFOLIO MANAGER: CHRISTOPHER C. DESMARAIS

SECTOR -------------------------------------------------------------------------
GAMCO GLOBAL TELECOMMUNICATIONS FUND

Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GAMCO GOLD FUND

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND

Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (MULTICLASS)                       TEAM MANAGED

MERGER AND ARBITRAGE -----------------------------------------------------------
GABELLI ABC FUND

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

CONTRARIAN ---------------------------------------------------------------------
GAMCO MATHERS FUND

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND

The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of debt instruments. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

FIXED INCOME -------------------------------------------------------------------
GAMCO WESTWOOD INTERMEDIATE BOND FUND

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                            PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET ---------------------------------------------------
GABELLI U.S. TREASURY MONEY MARKET FUND

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUNDS MAY INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC, AND POLITICAL RISKS.

TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). INVESTORS SHOULD CAREFULLY
  CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER
             MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                              GAMCO WESTWOOD FUNDS

                       GAMCO WESTWOOD MIGHTY MITES(SM) FUND
                           GAMCO WESTWOOD EQUITY FUND
                          GAMCO WESTWOOD BALANCED FUND
                      GAMCO WESTWOOD INTERMEDIATE BOND FUND
                       GAMCO WESTWOOD SMALLCAP EQUITY FUND
                           GAMCO WESTWOOD INCOME FUND

                              One Corporate Center
                            Rye, New York 10580-1422
                        GENERAL AND ACCOUNT INFORMATION:
                           800-GABELLI [800-422-3554]
                                fax: 914-921-5118
                            website: www.gabelli.com
                            e-mail: info@gabelli.com

                                Board of Trustees

ANTHONY J. COLAVITA                                   WERNER J. ROEDER, MD
ATTORNEY-AT-LAW                                       MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.                             LAWRENCE HOSPITAL

JAMES P. CONN                                         SALVATORE J. ZIZZA
FORMER CHIEF INVESTMENT OFFICER                       CHAIRMAN
FINANCIAL SECURITY ASSURANCE                          ZIZZA & CO., LTD.
HOLDINGS LTD.



                                    Officers

BRUCE N. ALPERT                                       JAMES E. McKEE
PRESIDENT                                             SECRETARY

PETER D. GOLDSTEIN                                    AGNES MULLADY
CHIEF COMPLIANCE OFFICER                              TREASURER


                               INVESTMENT ADVISER
                             Gabelli Advisers, Inc.

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                                    CUSTODIAN
                       Bank of New York Mellon Corporation

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP

--------------------------------------------------------------------------------
We have separated the portfolio managers' commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers' commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This report is submitted for the information of the shareholders of the GAMCO Westwood Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------


GABWWQ307AR

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that James P. Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent."


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $174,300 for 2007 and $141,150 for 2006.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2007 and $0 for 2006.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $34,000 for 2007 and $21,900 for 2006. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2006.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Advisers, Inc., and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  Not applicable

                           (c)  100%

                           (d)  Not applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2007 and $0 for 2006.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The GAMCO Westwood Funds
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date              12/3/07
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date              12/3/07
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady,
                           Principal Financial Officer and Treasurer


Date              12/3/07
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.